CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
         SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS



                      RESTATED SOFTWARE LICENSE AND SUPPORT

                                       AND

                                HARDWARE PURCHASE

                                    AGREEMENT

                         dated as of September 25, 2000

                                     between

                                    ADP, Inc.

                                       and

                               Kronos Incorporated



                                                        TABLE OF CONTENTS

1.Definitions ..........................................................................       7

2.Grant of Software License to ADP; Right to Sublicense; Restrictions on Kronos and ADP       15

3.Title, Ownership and Use of Kronos Software ..........................................      35

4.Software, Maintenance and Support Obligations; Training ..............................      38

      For TKC Software and Lite Software ...............................................      38

      For WFC Software .................................................................      46

      Training .........................................................................      53

5.Payments to Kronos for Software and Support ..........................................      54

6.Agreements with Respect to Source Code ...............................................      62

7.Agreements with Respect to Custom Software ...........................................      67

8.Purchase and Sales of Hardware .......................................................      69

9.Order of Hardware ....................................................................      70

10.Hardware Purchase Price; Payment; Taxes .............................................      72

11.Hardware Maintenance ................................................................      73

12.Hardware Warranty Coverage ..........................................................      75

13.Favored Customer ....................................................................      77

14.Term and Termination; Rights Upon Termination .......................................      78

14A.Modifications by ADP ...............................................................      87

14B.Limitation Of Liability And Indemnification ........................................      87

15.Additional Agreements ...............................................................      90

16.Representations, Warranties and Covenants of Kronos .................................      91

16A.Representations, Warranties and Covenants of ADP ...................................      94

17.Patent, Trademark, Copyright and Proprietary Rights Indemnification .................      94

18.Confidentiality .....................................................................      98

19.Force Majeure .......................................................................     100

20.Use of Name .........................................................................     100

21.Relationship of the Parties .........................................................      96

22.Restrictions Applicable to TRM ......................................................      96

23.ADP WFC Software Pilot ..............................................................      99

24.Additional Provisions Applicable to Lite Software and ADP-ized Lite Software ........     100

25. Miscellaneous ......................................................................     101



                                    EXHIBITS
EXHIBIT A:        Intentionally Omitted
EXHIBIT B:        Description and Pricing for Hardware Used with
                  ADP-ized TKC Software
EXHIBIT B-1:      Description and Pricing for Hardware Used with
                  ADP-ized Lite Software
EXHIBIT B-2:      Description and Pricing for Millennium Hardware
EXHIBIT C:        Description and Pricing for ADP-ized TKC Software
EXHIBIT C-1:      Description and Pricing for ADP-ized Lite Software
EXHIBIT C-2:      Description and Pricing for ADP WFC Software and Maintenance
EXHIBIT D:        Intentionally Omitted
EXHIBIT E:        Intentionally Omitted
EXHIBIT F-1:      Hardware Maintenance Prices and Description of Services
EXHIBIT F-2:      Maintenance Procedures
EXHIBIT G:        Procedure for Return/Refurbishment of Certain Hardware

                                     ANNEXES
ANNEX I:                   Form of Shrink Wrap License
ANNEX II:                  Intentionally Omitted
ANNEX III:                 ADP Employee Confidentiality Agreement
ANNEX IV:                  ADP Professional Services Agreement

                  THIS RESTATED AGREEMENT, dated as of Sept. 25, 2000 is between ADP, Inc., a Delaware corporation ("ADP"), with offices at One ADP Boulevard, Roseland, New Jersey 07068, and Kronos Incorporated, a Massachusetts corporation ("Kronos"), with offices at 297 Billerica Road, Chelmsford, Massachusetts 01824.

                  WHEREAS, the parties previously entered a Software License and Support and Hardware Purchase Agreement dated April 2, 1993, an Amendment to that Agreement dated July 22, 1996, a Total Time 120 Amendment to that Agreement dated July 22, 1996, a Second Amendment to the Agreement effective on February 11, 1998, a Third Amendment to that Agreement dated February 17, 2000, a Development Agreement dated March 21, 1995, and various letters clarifying the parties' respective rights and obligations under that Agreement and Amendments thereto, (that April 2, 1993 Agreement and the above specified Amendments thereto, the Development Agreement and letters shall hereafter be referred to as the "Original Agreement");

                  WHEREAS, the parties have agreed to revise and replace the Original Agreement with this Restated Agreement;

                  WHEREAS, Kronos(R) owns certain software which is designed to provide time and attendance processing capabilities to businesses; and

                  WHEREAS,   Kronos  manufactures   certain  hardware  which  is
         designed to record time and attendance of businesses' employees; and

                  WHEREAS, ADP is in the business of providing payroll, payroll tax filing, human resources and employee benefits administration, and other data processing services to businesses; and

                   WHEREAS, ADP desires to offer to ADP Clients an integrated package of time and attendance processing services, which includes hardware and software developed by Kronos; and

                   WHEREAS, ADP desires Kronos to provide, and Kronos desires to provide to ADP, a license to use the ADP T & A Software or any part thereof (including a license to use any and all modifications and enhancements which are made to the software by Kronos at ADP's request as contemplated herein and which are not otherwise owned by ADP as contemplated herein), the right to sublicense the same to ADP Clients, and certain other rights in connection therewith, all in accordance with the terms and conditions set forth herein; and

                  WHEREAS, ADP also desires to purchase and Kronos desires to sell to ADP, certain units of hardware manufactured by Kronos for the purpose of providing such hardware to ADP Clients; and

                  WHEREAS, ADP also desires Kronos to provide, and Kronos desires to provide to ADP, certain maintenance, support, training and technical assistance with respect to the ADP T & A Software and Hardware, all in accordance with the terms and conditions set forth herein;

                  NOW, THEREFORE, the parties hereto agree as follows:

1.       Definitions.
(a) "ADP Clients" shall mean all current and future clients and customers of ADP and its Subsidiaries and Affiliates who are now or will be in the future receiving any of the ADP Services.
(b)      "ADP Features" shall have the meaning set forth in Section 6(b) hereof.
(c) "ADP Services" shall mean any or all of the payroll processing, payroll tax filing, human resources and employee benefits administration and other related services offered by ADP and its Subsidiaries and Affiliates, now or in the future (including, without limitation, ADP T & A).
(d) "ADP T & A" shall mean the time and attendance services, which includes the Hardware and ADP T & A Software, provided by ADP to ADP Clients or other ADP customers.
(e) "ADP T & A Software" shall mean the ADP-ized TKC Software, ADP-ized Lite Software and the ADP WFC Software, all as defined herein.
(f) "ADP WFC Software" shall mean the WFC Software as enhanced or modified pursuant to Section 4(n) or pursuant to other specifications agreed upon by the parties under Section 7.
(g) ADP-ized Lite Software" shall mean the Lite Software as enhanced or modified under the Original Agreement (previously called Total Time
         120), or herein pursuant to Section 4(c) or pursuant to other specifications agreed upon by the parties under Section 7.
(h) "ADP-ized TKC Software" shall mean the TKC Software as enhanced or modified under the Original Agreement, or herein pursuant to Section 4(c) or pursuant to other specifications agreed upon by the parties under Section 7.
(i) "Affiliate" shall mean, with respect to any entity, any other entity that directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with, such entity; provided however, that any Affiliate of ADP shall be required to be within the ADP Employer Services Group.
(j) "Application Service Provider" shall mean a person or entity that sells/licenses software applications/solutions and/or hardware to its customers, and/or hosts software applications/solutions for its customers, and processes such applications/solutions within data centers or other facilities for such customers.
(k)      "Bug"  shall  mean,  when  measured   against  the  Kronos  user  guide
         documentation applicable to the comparable (as to version and type) Kronos Software, and against any additional specifications for enhancements made by Kronos if such specifications are agreed upon in writing by the parties, (i) a reproducible error which causes the ADP T & A Software to (a) produce erroneous, distorted or misleading information, (b) abnormally cease to operate or (c) interpret input in an erroneous, distorted or misleading fashion or (ii) a malfunction in the ADP T & A Software that has been reported and documented by three or more independent users.
(l)      "Delivery Period" shall have the meaning set forth in Section 10(c)
          hereof.
(m) "End-Users" shall mean all current and future clients (including ADP) of Kronos who are now or will be in the future sub-licensing the Software or any part thereof.
(n)      "Event of Default" shall have the meaning set forth in Section 14(b)
          hereof.
(o) "Hardware" shall mean the units of hardware developed and manufactured by Kronos, as more fully described on Exhibits B, B-1 and B-2 attached hereto, as such Exhibits may be amended from time to time, and any other hardware added to this Restated Agreement under Section 8.
(p) "Human Resources Processing Services" shall mean the provision of human resources administration processing services in a service bureau environment.
(q) "Kronos Software" shall mean the Workforce Central(TM) Software, Timekeeper Central(R) Software and Lite Software, as such terms are defined herein and software developed under Section 7 herein.
(r)      "License Fee" shall have the meaning set forth in Section 5 hereof.
(s) "Lite Software" shall mean the software programs and modules developed by or for, and owned by, Kronos, as more fully described in Exhibit C-1 attached hereto, formerly known as "Total Time 120" Software. "Lite Software" shall also include (if any) software programs and/or modules which are released by Kronos as a corrective or Bug-fix release during the term of this Agreement, standard modifications, standard enhancements and future versions of the Lite Software; provided, however, that software developed/manufactured by third parties other than Kronos shall not constitute "Lite Software" unless such third party software is embedded in the Lite Software or is offered for resale/sublicensing by Kronos to ADP under this Restated Agreement; and provided further that inclusion of modifications, enhancements and future versions within this definition shall not automatically imply that such items are free of charge.
(t) "Major Account Sales Force" shall have the meaning set forth in Section 22(a) hereof.
(u) "Materials" shall mean at any given time the then current version of all standard documentation provided by Kronos with respect to the Kronos Software or Hardware or any part thereof, including without limitation, any product descriptions and specifications, users' manuals, installation and training guides and informational and marketing brochures and materials, distributed to its End-Users.
(v)      "National Account Sales Force" shall have the meaning set forth in
         Section 22(a) hereof.
(w)      "No Start" shall have the meaning set forth in Section 5(b) hereof.
(x) "Object Code" shall mean computer programs in machine executable form stored on magnetic or electronic recording media.
(y)      "Order Acceptance Date" shall have the meaning set forth in
         Section 9(a) hereof.
(z) "Payroll Processing Services" shall mean the provision of payroll processing services in a service bureau environment.
(aa)     "P.O." shall have the meaning set forth in Section 9(a) hereof.
(bb)     "Reissue" or "Reissuance" shall have the meaning set forth in
         Section 5(b) hereof
(cc) "Scheduling" shall mean specifying the times a person starts/stops different work activities and/or the process of forecasting and planning a schedule, as such schedule relates to the scheduling of people for work.
(dd) "Software" shall mean the Kronos Software and the ADP T & A Software. Pursuant to Section 6(c), the ADP
         Features, except for the Five Files, shall not be a part of the ADP T & A Software or Kronos Software and, accordingly, are not a part of Software.
(ee) "Source Code" shall mean, with respect to any software program or module, a set of instructions written by computer programmers in a higher level, human-readable programming language (including, if any, systems and other documentation in existence on or after the date hereof which are maintained by Kronos for purposes of maintaining and supporting the Software) which will enable a user to direct computer functions and maintain and support such software programs and modules.
(ff) "Sublicense" shall mean any re-licensing by ADP of the ADP T & A Software or any part thereof to any ADP Client or other authorized Sublicensee pursuant to a sublicense validly issued under this Restated Agreement.
(gg)     "Sublicensee" shall have the meaning set forth in Section 2(b) hereof.
(hh) "Subsidiary" shall mean any company or other legal entity, at least fifty percent (50%) of whose outstanding stock or other ownership interest entitled to vote for election of directors, or such other control as may exist, is now or hereafter owned or controlled by an entity, either directly or through one or more Subsidiaries or both.
(ii)     "Termination Loss" shall have the meaning set forth in Section 5(b)
         hereof.
(jj) "Time & Attendance" shall mean collecting worked and non-worked time (which may include activity details as necessary); and/or applying work policies/workrules, in either case, for use in calculating total time (e.g. regular hours, overtime hours, sick time, etc.) to pay the individual who worked; (it being understood that the absence of a work policy/workrule can defacto be deemed a work policy/workrule).
(kk) "Timekeeper Central Software" or "TKC Software" shall mean the software programs and modules developed by or for, and owned by, Kronos, as more fully described on Exhibit C attached hereto each of which is designed for use with the Microsoft MS-DOS(R)or Windows(R)operating system, and future modules added pursuant to Section 5. "TKC Software" shall also include additional software programs and/or modules which are developed for and/or by Kronos and released by Kronos as part of a corrective or Bug-fix release to its End-Users during the term of this Agreement; standard modifications and standard enhancements made to the TKC Software by Kronos and future versions of the TKC Software by Kronos, each of which is designed for use with the Microsoft(R)MS-DOS(R)or Windows(R)operating system; provided, however, that inclusion of future versions within this definition shall not automatically imply that such items are free of charge. The following shall not constitute "TKC Software": (i) software developed/manufactured by third parties other than Kronos unless such third party software is embedded in the TKC Software or is offered for resale/sublicensing by Kronos to ADP under this Restated Agreement; (ii) Kronos' ShopTrac(R)software product line; (iii) Kronos software designed for use with the AS/400; and (iv) any other Kronos software.
(ll)     "TRM" shall mean Time Resources Management, Inc.
(mm) "TRM Software" shall mean software originally obtained from TRM and all software derived from such original software, including but not limited to bug-fixes, corrections, modifications, enhancements, versions, and releases, but excluding any other third party software acquired after the date of acquisition by ADP of TRM.
(nn) "Warranty Period" shall have the meaning set forth in Section 12(a)(i) hereof.
(oo) "Workforce Central(TM)Software" or "WFC Software" shall mean the software programs and modules developed by or for, and owned by, Kronos, as more fully described on Exhibit C-2 attached hereto and future modules added pursuant to Section 5. "WFC Software" shall also include (if any) software programs and/or modules which are released by Kronos as a corrective or Bug-fix release to its End-Users during the term of this Agreement, standard modifications and standard enhancements or new versions developed by Kronos which are offered by Kronos to its End-Users during the term of this Restated Agreement as part of the Work Force Central Suite product line; provided, however, that inclusion of such Bug-fix releases, modifications, enhancements and new versions within this definition of "WFC Software" shall not automatically imply that such items are free of charge. The following shall not constitute "WFC Software": (i) software developed/manufactured by third parties other than Kronos unless such third party software is embedded in the WFC Software or is offered for resale/sublicensing by Kronos to ADP under this Restated Agreement; (ii) Kronos' ShopTrac software product line; (iii) Kronos software designed for use with the AS/400; and (iv) any other Kronos software.

2. Grant of Software License to ADP; Right to Sublicense; Restrictions on Kronos and ADP.
(a) Subject to Sections 5 and 6 hereof and for the term of this Restated Agreement, Kronos hereby grants to ADP a worldwide and non-exclusive Object Code license to the ADP T & A Software; provided however, that ADP recognizes and agrees that ADP's license to ADP T & A Software for its own internal business and employees shall be subject to Kronos' standard "shrink wrap" license agreement and Kronos shall receive payments for such licenses and purchases of Hardware in accordance with the prices set forth in Exhibits B, B-1, and B-2 and C, C-1 and C-2 for each license of a copy of ADP T & A Software or purchase of Hardware.
(b) Subject to Sections 2, 5, 6, 14 and 15(a) hereof, Kronos hereby also grants to ADP the right to provide, at any time during the term of this Restated Agreement (and, subject to Section 14 herein, after the term of this Restated Agreement), a Sublicense to any person or entity in accordance with the provisions of this Restated Agreement. Such person or entity, when so Sublicensed by ADP to use the ADP T & A Software, shall be considered a "Sublicensee". Such Sublicenses may convey an Object Code license to the Sublicensees, but in no event shall any such Sublicense convey a Source Code license to a Sublicensee. In connection therewith, ADP shall deliver a copy of the ADP T & A Software or any part thereof to any such Sublicensee only pursuant to a "shrink wrap" license agreement substantially in the form of Annex I attached hereto. ADP shall report in writing to Kronos any breach of the terms of the shrink wrap license known by ADP. ADP agrees to take all reasonable steps to enforce the terms of the shrink-wrap license and shall cooperate with Kronos in enforcing its terms. If ADP itself uses the ADP T & A Software on behalf of another person or entity, so such person or entity receives the benefit of the use of such ADP T & A Software without actually receiving a copy of such ADP T & A Software, each such person or entity shall be a Sublicensee and ADP shall pay Kronos a separate License Fee for each such person or entity, in the same manner as if such Sublicensee received a copy, and any such use shall be subject to the Annex I terms and conditions. As indicated in Section 14(i), in no event will any termination of this Restated Agreement result in the termination of any particular validly issued Sublicense which is already in existence at the time of such termination. In no event shall ADP have the right to provide the Kronos Software or Source Code (or any part thereof) to any Sublicensee or to any other third party; provided however, that during the Pilot described in Section 23 and until the completion of the items described in
     Section 4(n), ADP shall have the right to sublicense WFC Software in accordance with the terms of this Restated Agreement.

         Subject to the terms and conditions of this Restated Agreement, Kronos further grants to ADP: (i) the limited right to duplicate the ADP-ized TKC Software and ADP-ized Lite Software (but not the ADP WFC
              Software), provided that (a) any copy which results from duplication, directly or indirectly through a third party, is subject to the license fee requirements of Section 5; (b) all costs of reproductions shall be borne by ADP; and (c) no later than the tenth business day following the end of each month, ADP shall submit to Kronos a report, certified and signed by the comptroller of the ADP T & A division, which specifies all copies shipped during such month of ADP-ized TKC Software, all copies shipped of ADP-ized Lite Software, all copies of modules, all version upgrades, all user upgrades, all platform upgrades and the information required by Section 5 (b)(iii) and (iv); and
(ii) the right to copy, reproduce, modify and distribute the Materials under ADP's name and service mark in connection with ADP's marketing and/or support of Sublicensees, provided that copyright notices are maintained in accordance with Section 3(b) herein; and provided further that any modifications made by ADP are subject to
              Section 14A. ADP may request, (and Kronos will reasonably consider such request), to modify the Materials to ADP's specifications, with any such modifications to be at ADP's expense.
(c) Kronos further grants to ADP for the term of this Restated Agreement a worldwide, royalty-free and non-exclusive license (i) under any patents owned or licensed by Kronos at any time during the term of this Restated Agreement to the extent necessary to exercise any right or license granted under this Restated Agreement and (ii) to combine the ADP T & A Software or any part thereof with any data collection equipment or other Scheduling or Time and Attendance software; provided however that ADP shall not combine the ADP T & A Software with any non-Kronos data collection equipment without the prior written consent of Kronos; and provided further that in the event that ADP desires to combine the ADP T & A Software with non-Kronos data collection equipment, which is materially different from, and not competitive with, any data collection equipment then being sold by Kronos, ADP shall first request that Kronos develop equipment equivalent to such non-Kronos equipment; if Kronos declines to develop such equipment, Kronos shall not unreasonably withhold its consent for ADP to combine ADP T & A Software with the desired non-Kronos data collection equipment and sell such equipment to ADP Sublicensees. Subject to the requirements of the following four sentences, Kronos hereby grants to ADP the right to combine ADP T & A Software with the following items: telephone data collection devices (comparable to TALX's system), swipe readers in which the computer the swipe reader is attached to records the swipe, point of sale systems, palm readers, scanners, portable hand-held data collectors, and personal computers (hereafter collectively "Devices"); provided however, that such portable hand-held collectors must be used in a mobile-type of application i.e., not secured to a stationary object for operation. If ADP Sublicenses ADP T & A Software for use with any Device (including Devices for which Kronos has no comparable product) ADP did not purchase from Kronos, except as set forth in Section 24, ADP shall pay Kronos a fee of twenty-five dollars ($25.00) for each copy of such ADP T & A Software combined with one or more Devices which ADP did not purchase from Kronos. The fee required under the preceding sentence shall not apply if the End-User purchasing such a Device also purchase at least one unit of Hardware (i.e., clock) which is connected to such ADP T & A Software. Within thirty (30) days after the end of each quarter, ADP shall submit to Kronos a report, certified and signed by the comptroller of the ADP T & A division, stating for such quarter the total number of copies of ADP T & A Software combined with one or more Devices and requiring such fee. The applicable fee for such quarter will accompany the report.

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS

(d) Except as provided in Section 2(k), Kronos hereby covenants and agrees that, during the term of this Restated Agreement, it will not in
         **************, grant a Source Code or Object Code license to use and/or modify the WFC Software and/or TKC Software or any part thereof to any third person or entity which ************** ******** ********
         ******** ******** ********  ********  ********  ********.  In addition, during the term of this Restated Agreement, Kronos shall not, for
         ***********************************************************************
         *************************************************************
         ******** ******** ******** ******** ******** ******** ******** ********
         In addition, Kronos agrees that, until April 2, 2001, the restrictions specified in this Section 2(d) and in Section 2(e) shall apply to ****************** *************************After April 2, 2001, such restrictions shall not apply to
         ************************** ************************* ******************
         **** ******** ******** ******** ****.
         Furthermore,  the restrictions in this Section 2(d) shall not apply to:
         (i) Application  Services Providers,  **************************;  (ii)
         sales/licenses to employers of ninety-nine (99) or fewer employees (it being understood that an employer with 99 or fewer employees at the time of the sale/license as described in (ii) and (iii) of this Section may grow above 99 employees subsequently) and (iii) sales/licenses to a single employer of ninety-nine (99) or fewer employees which may be part of a legal entity employing more than 99 employees if such single employer is in a separate and distinct worksite and has the authority to make the decision for the purchase of employer related services independently at such worksite (as opposed to the decision being required to be made centrally by such legal entity). Notwithstanding anything to the contrary in this Restated Agreement, in accordance with
         Section 7, Kronos shall not grant a Source Code or Object Code license to the ADP-ized TKC Software or ADP-ized Lite Software to any person or entity other than ADP; provided however, that to the extent such Source Code is the same as Kronos Source Code, Kronos has full rights to use, license and market such Kronos Source Code and Kronos' rights in such Kronos Source Code shall not be restricted by this Restated
          Agreement. The foregoing restriction shall survive the termination of this Restated Agreement. Notwithstanding the foregoing, ADP agrees to permit Kronos to enter a joint marketing agreement with Pentamation Enterprises, Inc. ("Pentamation") and a joint marketing agreement with Shared Medical Systems Corporation ("SMS") under the following terms:
(i)      Kronos will not provide Source Code to Pentamation or SMS;
(ii) Kronos will not private label Kronos Hardware or Software for Pentamation or SMS;
(iii) Kronos will be solely responsible for delivery, installation, warranty and support obligations to the customer for Kronos products;
(iv) Kronos will not make system modifications in TKC Software to integrate TKC Software with Pentamation's or SMS' software. Kronos may continue to market Kronos' standard interface and develop enhancements to that interface, as long as the interface uses Kronos' standard import/export capabilities;
(v) Kronos may provide custom software services upon the request of an individual customer; and (vi) the agreements with Pentamation and SMS will not affect ADP's Favored Customer status, as described in
              Section 13 of this Restated Agreement.
(e) Except as provided in Section 2(k), Kronos further agrees that, during the term of this Restated Agreement, for the United States and Canada, it will not utilize the Software or any part thereof to allow Kronos or any Subsidiary or Affiliate of Kronos to act as a service bureau to provide to third parties Payroll Processing Services which would be competitive with ADP's Payroll Processing Services; provided, however, that except as otherwise provided in Section 2(d) and this Section 2(e), nothing contained in this Restated Agreement shall act to restrict Kronos' right to otherwise market any product or service including the Kronos Software. Kronos may freely license the Kronos Software on any basis, except as otherwise specifically prohibited or restricted in this Restated Agreement. The restrictions in this Section 2(e) shall not apply to: (i) Application Service Providers, unless their primary business is Payroll Processing Services; (ii) sales/licenses to employers of ninety-nine (99) or fewer employees (it being understood that an employer with 99 or fewer employees at the time of the sale/license, as described in (ii) and (iii) of this Section, may grow above 99 employees subsequently); and (iii) sales/licenses to a single employer of ninety-nine (99) or fewer employees which may be part of a legal entity employing more than 99 employees if such single employer is in a separate and distinct worksite and has the authority to make the decision for the purchase of employer related services independently at such worksite (as opposed to the decision being required to be made centrally by such legal entity).

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS




         ADP agrees that the provisions of this Restated Agreement, including Sections 2(d) and 2(e), shall not prohibit
         ***********************************************************************
         ***********************************************************************
         **************************************************************
         ******** ******** ********* ********* *********  ******** ******** ****
         ***** ********* *********  ********
         ******** ********* ********* ********* ********************************
         *************************
         **************************** ************ ************** ************ *
         ************
         ******************************************* **** **** ************  ***
         * ************  **** ************  ****
         ************  **** ************  **** ************  **** ************
         **** ************  **** ************
         **** ************  **** ************  **** ************  **** *********
         ***  **** ************  ****  ************


           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS

(f) Beginning on January 2, 2002, Kronos agrees that if, during the preceding one year period: (i) the sales of any Kronos Time and Attendance or Scheduling Software product line not licensed to ADP under this Restated Agreement (except the Kronos software designed for use with the AS/400) exceed ******************* ****************and/or
(ii) the engineering research and development costs associated with any Kronos Time and Attendance or Scheduling software product line not licensed to ADP under this Restated Agreement exceed ************************* and/or
(iii) the sales of the Kronos software product designed for use with the AS/400 exceed ****************** of
              Kronos' total software sales;
         Kronos will, within three (3) months thereafter, either offer the product which meets the standard specified in Section 2(f)(i), (ii) or
         (iii), as applicable, to ADP for Sublicensing under this Restated Agreement (the pricing of such product to be within five percent (5%) of the percentage discount applicable to ADP WFC Software hereunder and any other terms and conditions comparable to those applicable to ADP

         WFC Software to be subject to good faith negotiation by both parties) or refuse to offer such product to ADP. In the event Kronos refuses to offer such product to ADP, ADP shall no longer be subject to the requirements of Section 2(g) (except for the last three sentences) and Kronos shall no longer be subject to the requirements of Section 2(d) and 2(e) (except for the proviso contained in the first sentence of
         Section 2(e) and except for the second sentence of 2(e)). Kronos agrees to make the determination required hereunder beginning on January 2, 2002, and to make another similar determination every six months thereafter (i.e. on July 2, 2002, January 2, 2003, etc.) during the term of this Restated Agreement, for the applicable preceding one year period.
         In addition, Kronos agrees that if, by January 2002, WFC Software is not Web-enabled (i.e. does not provide substantially equivalent user functionality in the product via the Web) Kronos will offer the Kronos software product designed for use with the AS/400 to ADP for Sublicensing under this Restated Agreement (the pricing of such product to be within five percent (5%) of the percentage discount applicable to ADP WFC Software hereunder and any other terms and conditions comparable to those applicable to WFC Software to be subject to good faith negotiation by both parties).
(g) Except as provided in Section 2(k), Section 2(l) and except as provided in the following sentence, ADP hereby covenants and agrees that during the term of this Restated Agreement, it will not acquire or enter into any joint venture or joint marketing agreement or similar arrangement with any third party for the purpose of developing, marketing, and/or manufacturing Time and Attendance or Scheduling software or hardware. Kronos agrees that ADP may enter a joint venture or joint marketing agreement or similar arrangement with, or acquire, a third party developing, marketing or manufacturing Time and Attendance or Scheduling software or hardware, so long as (i) such agreement or acquisition is limited to sales/licenses into countries other than the United States or Canada; provided however, that prior to entering any agreement or acquisition for sales/licenses in Australia, Mexico and/or Brazil, ADP agrees to reasonably consider Kronos Software and Hardware; or, (ii) such agreement or acquisition concerns Time and Attendance or Scheduling software (not hardware) and such Time and Attendance or Scheduling software does not compete with Kronos products; or
     (iii) such agreement was for acquiring TRM; or (iv) such agreement or acquisition is for Time and Attendance or Scheduling products or services sold/marketed/licensed solely by the Emerging Business Services Division of ADP, which Emerging Business Services Division and any successor division or subdivision thereof, shall be limited to the sale of ADP Services to (a) a single employer of ninety-nine (99) or fewer employees which may be part of a legal entity employing more than 99 employees if such single employer is in a separate and distinct worksite and has the authority to make the decision for the purchase of employer related services independently at such worksite (as opposed to the decision being required to be made centrally by such legal entity), and (b) employers of ninety-nine (99) or fewer employees ("the EBS Division") (it being understood, in either case, that an employer of ninety-nine (99) or fewer employees may grow above ninety-nine (99) employees and be transferred to another ADP division) and not sold/marketed/licensed by any other division or part of ADP; or (v) an acquisition by ADP of Time and Attendance and/or Scheduling products/services was solely as part of another acquisition by ADP of which neither Time and Attendance nor Scheduling was the primary business and ADP sells/shuts down the Time and Attendance and Scheduling hardware, software and other products, customer base, related services and all other parts of such Time and Attendance and Scheduling business within one (1) year after such acquisition; provided that within such one year period, ADP shall be permitted to sell/sublicense such Time and Attendance and/or Scheduling products or services only through the sales force of the acquired entity (and no other ADP sales person shall sell/sublicense or receive any compensation/credit for, such products or services), and after such one year period, ADP shall be permitted to provide support to the Time and Attendance and/or Scheduling customer base of the acquisition so long as ADP makes best efforts to convert the installed base customers to ADP T & A Software and Hardware. ADP further agrees that, during the term of this Restated Agreement, it will not develop, other than pursuant to this
     Restated Agreement, (which Restated Agreement shall be deemed to permit internal ADP development of TRM Software or development of TRM Software by its consultants; provided however, that such consultants shall not be in the business of Time and Attendance or Scheduling), any Time and Attendance or Scheduling software or hardware which shall compete with Kronos products. The parties agree that, for purposes of the two preceding sentences, the following shall not be deemed to compete with Kronos products: (i) software which allows businesses to collect employees' time worked by  client/activity  for the purpose of  generating  bills/invoices,
     (ii) electronic capture of employees' time where processing is limited to basic arithmetic (i.e., subtracting start/stop times and adding totals across activities or days); provided however, that this exception shall not include any if/then type logic, such as rounding, overtime calculations, premium calculations, etc. and (iii) software or hardware sold/marketed/licensed solely by the EBS Division for sale/licensing to employers of ninety-nine (99) employees or fewer (as described above in this Section 2(g)). If ADP believes that the exception in clause (i) or
     (ii) of the preceding sentence applies, ADP shall provide Kronos with the name of the product's vendor at least sixty (60) days in advance of the use of such product. In addition, ADP will not combine Hardware with any non-ADP T & A Software without the prior written consent of Kronos; provided further that in the event that ADP desires to combine Hardware with non-ADP T & A Software, which is materially different from, and not competitive with, any software then being sold/licensed by Kronos, ADP shall first request that Kronos develop software substantially equivalent to such non-ADP T & A Software; if Kronos declines to develop such software, Kronos shall not unreasonably withhold its consent for ADP to combine the desired software with Hardware and sublicense such software. Notwithstanding the foregoing sentence, Kronos agrees to permit ADP to combine TRM Software with Hardware. For software which ADP licenses/markets through the EBS Division to entities with ninety-nine (99) or fewer employees, ADP agrees to reasonably consider selling Kronos Hardware for use with such software, so long as such Hardware is at a price and with features and functionality equivalent to what is otherwise commercially available; provided however, that if ADP does not choose to sell Kronos Hardware with such software, Kronos agrees that Kronos Hardware which was purchased for use in conjunction with ADP-ized Lite Software may be used in conjunction with such software.
(h) Subject to Sections 2(j), 2(m) and 15(a) hereof, ADP shall determine in its sole discretion and from time to time hereafter the fees it will charge for the ADP T & A Services and the degree of effort to be expended by ADP in support, promotion and marketing of the ADP T & A Software or any part thereof; provided however, that ADP agrees to make a good faith effort to support, promote and market the ADP T & A Software. Nothing in this Restated Agreement shall prevent ADP at any time hereafter from re-pricing (for purposes of Sublicensing to ADP Clients) the ADP T & A Software or any part thereof.
(i) The obligations and rights of Kronos specified in Section 2 of this Restated Agreement shall be deemed to apply to each Kronos "Subsidiary" and "Affiliate", as "Subsidiary" and "Affiliate" are defined in this Restated Agreement. The obligations and rights of ADP shall be deemed to apply to each ADP "Subsidiary" and "Affiliate", as "Subsidiary" and "Affiliate" are defined in this Restated Agreement.
(j) ADP shall purchase a minimum of the following units of Kronos Hardware and ADP T & A Software during the applicable time periods:

         CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS



   Kronos Product          Kronos' FY '98          Kronos' FY '99        Kronos' FY `00       Kronos' FY '01    Cumulative Unit
                        (10/1/97 to 9/30/98)    (10/1/98 to 9/30/99)       (10/1/99 to         (10/1/00 to       Purchase Total
                                                                            9/30/00)             4/2/01)
                       ----------------------- ----------------------- -------------------- ------------------- -----------------
 Hardware ...............        ********             ********              ********             ********            ********

ADP T & A Software ......        ********             ********              ********             ********            ********


         It is understood and agreed that ADP shall be required to purchase the applicable number of units of Hardware and ADP T & A Software during the time periods specified above, until ADP has purchased the applicable Cumulative Unit Purchase Total specified above. Once ADP has purchased such Cumulative Unit Purchase Total, no further minimum purchase requirements shall apply, except when Section 2(m) is applicable. If ADP does not purchase the minimum specified above during the applicable time periods, ADP shall be required to purchase the difference between the minimum specified and its actual purchases, within 30 days following the end of the applicable time period.
(k)
         ***********************************************************************
         **************************
         **************************.  On or within ten (10) days  following July
         2, 2001, Kronos may notify ADP in writing that Kronos no longer desires to permit the National Account Sales Force to Sublicense WFC Software and ADP WFC Software. ************ **************************
         **************



          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS


(i) the provisions of Section 2(d), 2(e) (except for the proviso contained in the first sentence of Section 2(e) and except for the second sentence of Section 2(e)), and Section 2 (g) (except for the last three sentences) shall no longer be of any force and effect;
(ii)     the provisions of Section 2(m) shall go into effect, ******************
         ****** *************
(iii) the National Account Sales Force shall no longer be permitted to Sublicense (i.e. shall not receive training or receive any payment for Sublicensing) WFC Software and/or ADP WFC Software and accompanying Hardware and/or services;
(iv) ADP shall not provide or permit compensation/credit (including, but not limited to, commissions and/or roll call or quota credit) to any member of the National Account Sales Force for generating a sales lead or sales referral for WFC Software and/or ADP WFC Software and accompanying Hardware and services, unless such sales lead/referral is for an employer of one thousand or fewer employees; and
(v) Kronos will continue to license to ADP and permit the Sublicense of, only ADP WFC Software for one thousand or fewer employees.

(l) Except as otherwise specifically prohibited or restricted in this Restated Agreement, nothing in this Restated Agreement shall act to restrict Kronos' right to market any product or service, including the Kronos Software, and Kronos may freely license such Kronos Software on any basis. In addition, Kronos shall at its sole discretion determine whether and under what terms and conditions (including, but not limited to, requirements for minimums) Kronos would be willing to license ADP WFC Software to ADP for Sublicensing by the National Account Sales Force, on a non-exclusive basis, after July 2, 2001, but Kronos shall be under no obligation to do so. If, on or within ten (10) days following July 2, 2001, neither party provides the other party with the written notice described in the first two sentences of
     Section 2(k), the provisions of Sections 2(d), (e) and (g) shall remain in full force and effect. For TRM Software only, and only after April 3, 2001, ADP shall be permitted to acquire or enter into a joint venture, joint marketing agreement or similar arrangement with any third party developing, marketing or manufacturing Scheduling software, so long as such third party does not develop, market, and/or manufacture Time and Attendance software, hardware or services; provided however, that if such third party does develop, market and/or manufacture Time and Attendance software, hardware or services, Kronos agrees to permit ADP to acquire such third party only if Time and Attendance is not a primary part of its business and only if ADP sells/shuts down the Time and Attendance products, customer base, related services, and all other parts of such business within one (1) year after such acquisition; and provided further that within such one year period, ADP shall be permitted to sell/sublicense such third party Time and Attendance products and/or services only through the sales force of the acquired entity (and no other ADP sales person shall sell/sublicense or receive any compensation/credit for, such products or services), and after such one year period, ADP shall be permitted to support the Time and Attendance customer base of the acquired third party so long as ADP makes best efforts to convert such installed base customers to ADP T & A Software. The preceding sentence does not alter any of ADP's obligations concerning Hardware or Software under this Restated Agreement, including
     Section 2(g).

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS


(m)  In  the  Event  that  ****************************************************,
     **************  ****************** ******** ADP shall, during the following time periods ("Time Periods"), purchase from Kronos the following net minimum amounts (with respect to a Time Period, a "Period Purchase Total" and cumulatively, a "Cumulative Purchase Total") attributable to ADP T & A Software (excluding ADP-ized Lite Software) and Hardware (excluding Hardware used in conjunction with ADP-ized Lite Software):

                               PERIOD PURCHASE TOTAL   CUMULATIVE PURCHASE TOTAL
          TIME PERIOD

  --------------------------------------  ----------------------- --------------
  July 1, 2001 to September 30, 2002           ********                 ********

  October 1, 2002 to September 30, 2003        ********                 ********

  October 1, 2003 to April 2, 2004             ********                 ********


         Revenue obtained by Kronos from ADP attributable to any other items, including, but not limited to, services, custom software, ADP-ization pursuant to Section 4(n), or ADP's obligations under Section 4(b) and 4(j), shall not be counted toward the minimums specified above. All credits (including Reissues) shall be subtracted prior to determining the amount purchased/licensed. If the applicable revenue from ADP attributable to ADP T & A Software (excluding ADP-ized Lite Software) and Hardware (excluding Hardware used in conjunction with ADP-ized Lite Software) in any Time Period is less than the amount of the Period Purchase Total for such Time Period, within 30 days after the end of such Time Period, ADP shall purchase ADP T & A Software (excluding ADP-ized Lite Software) and/or Hardware (excluding Hardware used in conjunction with ADP-ized Lite Software) in such amount as shall be sufficient to make up the revenue shortfall for such Time Period and, for purposes of measuring ADP's purchasing obligations under the minimums set forth in this Section 2(m), such purchase shall be deemed to have been made during such Time Period. If for any Time Period the applicable revenue from ADP shall exceed the Period Purchase Total for such Time Period, such excess revenue in an amount up to 25% of the Period Purchase Total (i.e. not 25% of the actual amount purchased) for such Time Period shall be deemed, for purposes of measuring ADP's purchasing obligations under the minimums set forth in this Section 2(m), to have been made in the following Time Period. For example, if the applicable revenue from ADP from July 1, 2001 to September 30, 2002 is ******** ADP will have satisfied its Period Purchase Total of ******** for that Time Period, and 25% of that ******** Period Purchase Total (i.e. ********) may be counted toward the Period Purchase Total for the next Time Period (i.e. October 1, 2002 to September 30, 2003).

         If ADP is subject to the minimums specified in this Section 2(m), Kronos agrees that, beginning on April 3, 2004 and ending on April 2, 2005, to permit ADP to exchange units of ADP T & A Software for a later version of such ADP T & A Software, subject to the following requirements: (i) the number of units of ADP T & A Software Units exchanged by ADP can be no greater than the number of the same type of ADP T & A Software units purchased/licensed by ADP from Kronos and shipped to an ADP Client within the 12 months preceding April 3, 2004; and (ii) any unit exchanged can be exchanged only for a later equivalent version of the same type of ADP T & A Software (e.g., ADP-ized TKC for ADP-ized TKC, ADP WFC for ADP WFC, etc.) and for the same number of users and employees; (iii) the unit proposed to be exchanged must have been ordered by ADP before May 2, 2004, and Kronos must have been paid by ADP for it; (iv) the restrictions applicable to the National Account Sales Force in Section 2(k)(iii) and (iv) shall remain in effect as to the exchanged units; and (v) Kronos will provide ADP with updates to the Materials and/or replacement documentation, if any, for any exchanged unit, in each case to reflect changes which were made by the incorporation of Bug-fixes; provided however that this subsection shall not imply any obligation of Kronos to provide
         Bug-fixes   after  the  termination  or  expiration  of  this  Restated
         Agreement.

3.       Title, Ownership and Use of Kronos Software.
(a) Title to and ownership of the Kronos Software shall at all times remain with Kronos and Kronos may use the Kronos Software in any manner it chooses without having to account to ADP, subject, however, to the restrictions set forth in Sections 2(d) and 2(e).
(b) Notwithstanding anything to the contrary contained herein, ADP shall include Kronos' copyright notice on the inside cover or title page of each volume of the Materials and on the user's log-on screen. Except as otherwise indicated in the preceding sentence, ADP shall not be required to use or include Kronos' name, trademarks or service marks in connection with ADP's use or sublicensing of the ADP T & A Software and/or the Materials, although ADP shall have the right in its discretion to use such name or marks; provided however, that any such use in written material distributed outside of ADP shall be subject to the prior written consent of Kronos and shall comply with legal requirements for proper trademark and service mark usage and protection against mark dilution.
(c) Kronos shall use commercially reasonable standards in determining whether to enforce its rights against all infringers of its copyrights in the Software and/or the Materials. A failure of Kronos to so enforce its rights against any infringer of such copyrights within a reasonable period of time after appropriate notification, which failure results or is likely to result in a material loss of value of the licenses and rights granted to ADP herein, shall be deemed to be an Event of Default for purposes of Section 14(b).
(d) Subject to Section 3(a), Kronos retains sole ownership, title, and rights in the Kronos Software, as it presently exists or as it is developed by Kronos in the future.
(e) In the event Kronos elects to provide any beta software releases to ADP, such beta software will be provided for a limited test period only and is subject to the Annex I terms and conditions, except that ADP shall not be required to pay a licensing fee for such beta software. Any such beta software is to be used for evaluation and testing purposes only and may be Sublicensed to ADP Clients only for evaluation and testing purposes and only if the Sublicensee acknowledges in writing that such beta software is pre-release software and may contain bugs. In addition, ADP acknowledges, and any Sublicensee must acknowledge in writing, the following: ADP AND ITS THIRD PARTY LICENSORS (INCLUDING KRONOS) DO NOT PROVIDE ANY WARRANTY, EXPRESS OR IMPLIED, ON SUCH BETA SOFTWARE. IN NO EVENT WILL ADP OR KRONOS BE LIABLE FOR ANY DAMAGES, INCLUDING LOST PROFITS OR ANY SPECIAL, INDIRECT , INCIDENTAL OR CONSEQUENTIAL DAMAGES, ARISING OUT OF THE USE OR THE INABILITY TO USE THE BETA SOFTWARE, WHETHER CLAIMED UNDER THIS RESTATED AGREEMENT OR OTHERWISE. In addition, at the end of the specified test period, all beta software (and all copies thereof) will be returned to Kronos by ADP or will be destroyed by ADP and ADP shall provide Kronos written certification of such destruction, signed by an authorized officer of ADP.

4.       Software, Maintenance and Support Obligations; Training.
         For TKC Software and Lite Software
(a) For as long as Kronos continues to license and support the comparable (as to version and type) TKC Software and Lite Software, subject to section 4(g), Kronos shall provide to ADP, at no further charge in excess of the amounts specified on Exhibits C and C-1 and in Section 4(b), the following maintenance and support services for the ADP-ized TKC Software and the ADP-ized Lite Software; provided however, that support for the ADP Features shall be as specified in Section 4(d) and support for new modules not listed on Exhibit C at the time of signing of the Restated Agreement shall be as specified in Section 4(c) ("Software Maintenance Services"):
(i) diagnosing and correcting Bugs; provided however, that Kronos reserves the right to correct any such Bug via a workaround and/or to correct any Bug through an enhancement or update provided under
              Section 4(a)(iii) and it shall be ADP's obligation to supply such update or enhancement to its customers; and provided further, that in diagnosing and correcting Bugs in the ADP-ized TKC Software and ADP-ized Lite Software, Kronos shall provide such fixes or such workarounds, enhancements or updates using the same criteria and priorities with regard to diagnosing and correcting Bugs, including the selection of the means of correction, as Kronos uses for the comparable (as to version and type) TKC Software and Lite Software;
(ii) providing ADP with updates to the Materials and/or providing ADP with replacement documentation, in each case to reflect changes which were made by the incorporation of Bug-fixes and/or other corrections; provided however, that ADP may request, (and Kronos will reasonably consider such request) to modify the Materials to ADP's specifications, with any such modification to be at ADP's expense; and
(iii) providing ADP with any enhancements or updates, to the extent such enhancements or updates are released by Kronos as part of the
              Timekeeper Central Software or Lite Software product line; provided however, that for upgrades which increase the number of users and/or the number of employees, the upgrade fees shall be as specified in Exhibit C.

              For two years after Kronos discontinues licensing the comparable (as to version and type) TKC Software and Lite Software, or for as long as Kronos continues to support the comparable (as to version and type) TKC Software, whichever is longer, (but only during the term of this Restated Agreement), Kronos' obligations under this
              Section 4(a) will continue. Thereafter, Kronos shall have no further license or support obligations.
(b) Beginning on April 1, 2001, ADP agrees to pay Kronos, at the end of each quarter during the term of this Restated Agreement, the actual cost (including salary and benefits) of the equivalent of two full-time Kronos employees to provide dedicated phone support for the ADP-ized TKC Software and ADP-ized Lite Software during that quarter. The parties agree that if ADP's use of such support exceeds the level provided by such two employees, ADP and Kronos will reasonably agree to add additional employees, at ADP's expense. If ADP's use of such support decreases below a level requiring the equivalent of two full-time employees dedicated to such support, ADP and Kronos will reasonably agree to reduce the amount of such support and the cost of such support shall be reduced accordingly. The support employees shall be assigned to support telephone inquiries from a central ADP help desk concerning ADP-ized TKC Software and ADP-ized Lite Software. Such technical support team shall be available during Kronos' standard support hours, exclusive of Kronos holidays. For Kronos holidays, Kronos' technical support team shall be available in accordance with Kronos' standard holiday coverage. The Kronos technical support team shall not respond to any inquiries from ADP other than those received from ADP's central help desk.
(c) The parties recognize and agree that, during the term of the Original Agreement, Kronos provided the following features and services for the ADP-ized TKC Software:

(i) enabling ADP-ized TKC Software to communicate with ADP's blue timeclocks/terminals; (ii) providing for automatic import of employees into the ADP-ized TKC Software database from ADP payroll processing products;
(iii) incorporating the payroll interface utility developed by ADP into ADP-ized TKC Software; (iv) making changes in text for the TKC Software and DCM including replacing "Kronos" with "ADP", replacing
              "Timekeeper Central" with "e-Time", replacing "CardSaver(R)" with "CardTracker", replacing "Database Poster" with "DataPoster"; replacing "Timekeeper(R) terminals" with "timeclocks"; and removing "Kronos" before the words "Accruals", "Archiver", "Scheduler" and "Messaging";
(v) modifying the DKPARM's (or any methodology which substitutes for DKPARM's and is used to implement licensing levels) to support only four licensing levels;
(vi)     deleting certain items in the Kronos help menus;
(vii) adding a "click-wrap" software license in ADP-ized TKC Software Version 4.0 to enable the Sublicensee to accept the software license before using the software; and
(viii) conducting quality assurance testing on the ADP-ized TKC Software prior to releasing it to ADP.

         Kronos agrees that, for any future releases of ADP-ized TKC Software provided to ADP under this Restated Agreement, Kronos will continue to include the features and services described in this Section 4(c); provided however, that for any new modules (i.e. modules other than those listed on Exhibit C at the time of signing of the Restated Agreement), Kronos will perform the services listed in Section 4(c)(i),
         (ii), (iii), (v), (vii) and (viii) to enable such new module to work in conjunction with the ADP-ized TKC Software but will not perform the services listed in Section 4(c)(iv) and (vi) within the new module. If the new module does not work with Kronos' non-ADP timeclocks, Kronos shall not be required to perform the service listed in Section 4(c)(i) for such new module.
(d) If Kronos makes a change in the TKC Software which makes an ADP Feature (as defined in Section 6(b)) unable to perform the functions it performed prior to such change, Kronos agrees to provide ADP with consulting assistance, promptly upon ADP's written request, free of charge, to restore the prior functionality. If ADP makes a change in an ADP Feature which makes it unable to perform the functions it performed with ADP-ized TKC Software prior to such change, and ADP requests assistance from Kronos to correct such deficiency, or ADP adds a new Device or Interface, pursuant to Section 4(h), and requests Kronos' assistance to make such new Device or Interface work in conjunction with the ADP-ized TKC Software, Kronos agrees to provide such consulting assistance at Kronos' then effective rates, promptly upon ADP's written request.
(e) If ADP requests new features or development for Software, such requests shall be subject to the requirements of Section 7.
(f) ADP shall direct to the applicable third party all requests for support, modification and/or enhancement of third party software used in conjunction with the TKC Software, ADP-ized TKC Software or the Lite Software and ADP-ized Lite Software, but not embedded within such Software or resold/sublicensed to ADP by Kronos hereunder, and Kronos shall not be responsible for such support.
(g) Notwithstanding the provisions of 4(a)-(f) or any other provision of this Restated Agreement, if ADP pays Kronos for fewer than 2000 units of ADP-ized Lite Software in any Kronos fiscal year, Kronos shall be relieved of all its responsibilities under this Restated Agreement for Lite Software, and for ADP-ized Lite Software, unless ADP pays Kronos within thirty (30) days after the end of the applicable fiscal year, an amount equal to the difference between $250,000 and the actual amounts already paid to Kronos in that year for ADP-ized Lite Software. ADP-ized Lite Software units which were Reissued pursuant to Section 5(b) shall not count toward the 2000 unit purchase requirement.
(h) To enable ADP: (i) to interface, for the purposes specified below, ADP-ized TKC Software to "Devices" as defined in Section 2 of this Restated Agreement; and (ii) to create interfaces between ADP-ized TKC Software and any ADP or third party products or services ("TKC Interfaces") , Kronos agrees to provide, within the ADP-ized TKC Software, without requiring Sublicensees to manually invoke an ADP-ized TKC import/export function the following:
a. the capability to import/export ADP-ized TKC employee definition data to/from ADP-ized TKC Software to/from TKC Interfaces by executing an import/export procedure which validates and migrates such data to/from the ADP-ized TKC Software; provided however, that this capability is subject to the TKC Interface having saved/retrieved such data in a form and location specified by Kronos in its standard TKC Software product documentation;
b. the capability to import/export accruals balances data to/from TKC Interfaces to ADP-ized TKC Software through an import/export procedure which validates and migrates such data to/from the ADP-ized TKC Software; provided however, that this capability is subject to the TKC Interfaces having saved/retrieved such data in a form and location specified by Kronos in its standard TKC Software product documentation;
c. the capability to add through import from Devices and/or TKC Interfaces, as applicable, punches and paycode edits to current and previous pay periods which have not yet been signed off or locked; provided however, that this capability is subject to the Device and/or TKC Interface, as applicable, having saved such punches and paycode edits in a form and location specified by Kronos in its standard TKC Software product documentation;
d. the employee payroll information consisting of totals by day, by week, by pay period, by labor account, by pay code and by employee shall be available for extraction from ADP-ized TKC Software by Devices or TKC Interfaces, as applicable;
e. the employees' In and Out punches, actual and as interpreted/rounded by the ADP-ized TKC Software, shall be available for extraction from ADP-ized TKC Software by Devices or TKC Interfaces, as applicable;
f. the employees' Pay Code Edits, actual and as interpreted by the totalizer, shall be available for extraction from ADP-ized TKC Software by Devices or TKC Interfaces, as applicable;

g. the list of labor level entries, set-up information (e.g. descriptions, lengths of fields, etc.) and validated accounts shall be available for import/extraction by Devices or TKC Interfaces, as applicable, to/from the ADP-ized TKC Software, with such lists to be capable of being imported/extracted for a defined labor level, as specified by Kronos in its standard TKC Software product documentation.
h. the capability to import/export schedule data, as specified by Kronos in its standard TKC Software product documentation.
         In addition, during the term of this Restated Agreement, if ADP provides Kronos with written notice that, notwithstanding the capabilities within the ADP-ized TKC Software in Section 4(h) a.-h., ADP is unable to proceed with interfacing ADP-ized TKC Software to a Device (as defined in Section 2 of this Restated Agreement) or is unable to create a TKC Interface to ADP's Payroll Processing or ADP's Human Resources Processing Services (but not to any other product or service), Kronos agrees to supply ADP with the additional information Kronos reasonably believes is required to enable ADP to proceed in a reasonable manner, subject to Section 4(d).

     For WFC Software
(i) Kronos agrees to provide the following support/maintenance services for the WFC Software until the completion of the items specified in Section 4(n), and thereafter, for the ADP WFC Software, subject to ADP's payment of the fees specified in Sections 4(j) and 5(a)(iv), and for as long as Kronos continues to license and support the comparable (as to version and type) WFC Software:
a. diagnosing and correcting Bugs; provided however, that Kronos reserves the right to correct any Bug via a workaround and/or to correct any Bug through an enhancement or update provided under Section 4(i)(c), and it shall be ADP's obligation to supply such update or enhancement to its customers; and provided further that in diagnosing and correcting Bugs in the ADP WFC Software, Kronos shall provide such fixes or such workarounds, enhancements or updates using the same criteria and priorities with regard to diagnosing and correcting Bugs, including the selection of the means of correction, as Kronos uses for the comparable (as to version and type) WFC Software.
b. providing ADP with updates to the Materials and/or providing ADP with replacement documentation in each case to reflect changes which were made by the incorporation of Bug-fixes and/or other corrections; provided however, that ADP may request, (and Kronos will reasonably consider such request) to modify the Materials to ADP's specifications, with any such modifications to be at ADP's expense; and
c. providing ADP with any enhancements or updates to the extent such enhancements or updates are released by Kronos as part of the WorkForce Central Suite product line; provided however, that for upgrades which increase the number of users and/or the number of employees, ADP shall pay the difference as specified on Exhibit C-2.
(j) ADP agrees to pay Kronos, at the end of each quarter during the term of this Restated Agreement, the actual cost (including salary and benefits) of the equivalent of up to a maximum of two full-time Kronos employees to provide dedicated phone support for the ADP WFC Software during that quarter. The parties agree that if ADP's use of such support exceeds the level provided by such two employees, ADP and Kronos will reasonably agree to add additional employees, at ADP's expense. If ADP's use of such support decreases below a level requiring the equivalent of two full-time employees dedicated to such support, ADP and Kronos will reasonably agree to reduce the amount of such support and the cost of such support shall be reduced accordingly. The support employees shall be assigned to support telephone inquiries from a central ADP help desk concerning ADP WFC Software and shall be subject to the same restrictions specified in the last three sentences of Section 4(b).
(k) ADP shall direct to the applicable third party all requests for support, modification and/or enhancement of third party software used in conjunction with the WFC Software and the ADP WFC Software, but not embedded within such WFC Software or ADP WFC Software or resold/sublicensed to ADP by Kronos hereunder, and Kronos shall not be responsible for such support.
(l) If ADP requests new features or development for Software, such requests shall be subject to the requirements of Section 7.
(m) To enable ADP: (i) to interface, for the purposes specified below, ADP WFC Software to "Devices" as defined in Section 2 of this Restated Agreement; and (ii) to create interfaces between ADP WFC Software and any ADP or third party products or services ("WFC Interfaces"), Kronos agrees to provide, within the ADP WFC Software, without requiring Sublicensees to manually invoke a WFC Software import/export function (except in the case of Smart Scheduler (TM)), the following:
a. the capability to import WFC employee definition data to WFC Software from WFC Interfaces by executing an import procedure which validates and migrates such data to the WFC Software; provided however, that this capability is subject to the WFC Interface having saved such data in a form and location specified by Kronos in its standard WFC Software product documentation; and provided further that the WFC Software will store such WFC employee definition data using standard SQL accessible data mechanisms and the storage schema shall be as specified in Kronos' standard WFC Software product documentation.
b. the capability to import accruals balances data from WFC Interfaces to WFC Software through an import procedure which validates and migrates such data to the WFC Software; provided however, that this capability is subject to the WFC Interface having saved such data in a form and location specified by Kronos in its standard WFC Software product documentation; and provided further that the WFC Software will store such accruals balances data using standard SQL accessible data mechanisms and the storage schema shall be as specified in Kronos' standard WFC Software product documentation and such data will be stored at intervals as specified in Kronos' standard WFC Software product documentation;
c. the capability to add through import from Devices and/or WFC Interfaces, as applicable, punches and paycode edits to current and previous pay periods which have not yet been signed off or locked; provided however, that this capability is subject to the Device and/or WFC Interface, as applicable, having saved such punches and paycode edits in a form and location specified by Kronos in its standard WFC Software product documentation;
d. the employee payroll information consisting of totals by day, by labor account, by pay code and by employee shall be available for extraction from the WFC Software database by Devices or WFC Interfaces, as applicable, by executing standard SQL queries; and provided further, for summary data (e.g. totals by week or by pay period), such summary data will be available through standard SQL summing operations;
e. the employees' In and Out punches, actual and as interpreted/rounded by the WFC Software, shall be available for extraction from the WFC Software database by Devices or WFC Interfaces, as applicable;
f. the employees' Pay Code Edits, actual and as interpreted by the totalizer, shall be available for extraction from the WFC Software database by Devices or WFC Interfaces, as applicable;
g. the list of labor level entries shall be available for extraction by Devices or WFC Interfaces, as applicable, from the WFC Software database, with such lists to be capable of being extracted for a defined labor level; and provided further that labor level entries shall be capable of being imported to WFC Software, as described in Kronos' standard WFC Software product documentation;
h. the capability to extract schedule data, to the extent such data is stored in the WFC Software database or the capability to add through import from Devices and/or WFC Interfaces, as applicable, schedules; provided however that this capability is subject to the Device and/or WFC Interface, as applicable, having saved such schedules in a form and location specified by Kronos in its standard WFC Software product documentation.

              In addition, during the term of this Restated Agreement, if ADP provides Kronos with written notice that, notwithstanding the capabilities within WFC Software in Section 4(m)a.-h., ADP is unable to proceed with interfacing ADP WFC Software to a Device (as defined in Section 2 of this Restated Agreement) or is unable to create a WFC Interface to ADP's Payroll Processing or ADP's Human Resources Processing Services, (but not to any other product or service), Kronos agrees to supply ADP with the additional information Kronos reasonably believes is required to enable ADP to proceed in a reasonable manner and if ADP requests Kronos' assistance to make such Device or Interface work in conjunction with ADP WFC Software, Kronos agrees to provide such consulting assistance at Kronos' then effective rates, promptly upon ADP's written request.
(n) ADP has requested that Kronos make the following changes in the Workforce Timekeeper, Workforce Accruals and Workforce Web modules of WFC Software to "ADP-ize" it:
(i)       enabling ADP WFC Software to communicate with ADP's blue
          timeclocks/terminals;
(ii) for such modules of WFC Software and in the applicable Documentation, replacing the Kronos company and product names and logos with the ADP company and product names and logos, in the text of the following: user interface, online help, dialog box titles, error messages, pictures symbolizing the product, install scripts, standard reports, Quick Tour and splash screens;
(iii) conducting quality assurance testing on such modules of the ADP WFC Software prior to releasing it to ADP; and
(iv)      for DCM, replacing the Kronos company and product names and logos, in the text of the following:  user
              interface, online help, install scripts, and splash screens. Kronos has agreed to provide the features and services described in this Section 4(n); provided however, that such features and services shall be completed on or before September 30, 2001 and shall be at ADP's expense. Following the completion of the "ADP-ization" set forth in this Section 4 (n), for any future releases of the Workforce Timekeeper, Workforce Accruals and Workforce Web modules and DCM provided to ADP under this Restated Agreement, Kronos will continue to include the features and services described in clauses (i) to (iv) of this Section 4 (n) at no additional cost to ADP; provided however, that as to the name and logo changes in Documentation, ADP shall be required to pay the cost of such changes for any such future releases. In addition, if Kronos agrees to do any additional "ADP-ization" not covered in clauses (i) to (iv) of this Section 4 (n), such additional ADP-ization shall be at the expense of ADP. In addition, Kronos has agreed that, for Version 3.3 of the Workforce Timekeeper module of WFC Software, Kronos will make the following changes in Version 3.3 of the Workforce Timekeeper module of WFC Software (including Accruals) to "ADP-ize" it: replace the Kronos logo on the initial splash screen with the ADP logo; in the logon screen, externalize the text and replace the Kronos company and product names in the text with the ADP company and product names and replace the Kronos logo bitmap graphic with the ADP logo; in Help About, externalize the text and replace the Kronos company and product names in the text with the ADP company and product names and replace the Kronos logo bitmap graphic with the ADP logo; enable Version 3.3 of Workforce Timekeeper module and DCM to communicate with ADP blue timeclocks/terminals; and replace ADP company and product names on the title/cover page of the WFC Software manuals applicable to the Workforce Timekeeper, Workforce Accruals, and Workforce Web modules. It is understood and agrees by the parties that nothing in this Section 4 (n) shall require Kronos to "ADP-ize" the following: WFC Software database names, tables, stored procedures data, directory and filenames, error logs, audit trails, entity relationship diagram (ERD), and Windows and NT registry keys. In addition, Kronos has agreed to consider whether it is feasible to "ADP-ize" KDemo and, if Kronos determines it is feasible, Kronos will provide ADP with a cost to be paid by ADP and a timeframe for such ADP-ization.


         Training

(o) Kronos shall provide ADP employees with access to standard Kronos training classes on the Kronos Software and Hardware at rates consistent with those charged by Kronos to other large customers. ADP shall be responsible for all costs of such training, and of ADP personnel during all training and technical assistance provided by Kronos pursuant to this Restated Agreement, including, without limitation, all wages, salaries and travel expenses.
(p) Kronos will cooperate with ADP's training department in the development of training materials with respect to the Hardware and ADP T & A
         Software, by providing to ADP, at no additional charge, one camera-ready copy of all applicable Kronos prepared training materials on TKC Software, WFC Software and Lite Software. Kronos shall also supply ADP with one copy of such materials in electronic form, if available. Alternatively, ADP may, at its option and its expense, engage Kronos to modify the Kronos training materials to ADP's specifications. The fee payable by ADP with respect to such modifications shall be determined by the parties prior to the commencement of any such modifications.


5.       Payments to Kronos for Software and Support.

(a) In consideration of Kronos' (i) grant to ADP of the license and other rights described in Section 2 herein, and (ii) as to ADP-ized TKC Software and ADP-ized Lite Software, the provision of Software Maintenance Services to ADP pursuant to Section 4(a) herein, and as to the ADP WFC Software, the provision of the services pursuant to Section 4(i) herein, ADP shall pay to Kronos the following fees:
(i) For each Sublicense, subject to Sections 5(b) and 5(c), the applicable per copy license fee set forth on Exhibits C, C-1 and C-2 attached hereto ("License Fee") (such payments to be made by the method described in Section 10(e) and orders to be placed for ADP WFC Software by the same method described in Section 9(a)).

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS

(ii) The fees specified on Exhibit C for ADP-ized TKC Software shall remain in effect for the applicable time periods specified therein, until April 2, 2002. Thereafter, such fees may increase by up to ********** annually, if Kronos increases its list prices for TKC Software. The fees specified on Exhibit C-2 shall remain in effect until July 1, 2001 but thereafter may be increased by Kronos by up to ********** per year, if Kronos increases its list prices for WFC Software. It is understood that if Kronos does not increase the pricing for TKC Software in a certain year, or increases such pricing by less than ********** in a certain year, Kronos may carry forward the permitted increase to the following year(s), but in no event shall the increase in any year exceed **********. For example, if Kronos does not increase the pricing for TKC Software at all for the year from April 2, 2002 to April 1, 2003, Kronos shall be permitted to increase the pricing of ADP-ized TKC Software by ********** in the year from April 2, 2003 to April 1, 2004, if Kronos increased its list prices for TKC Software by ********** or more in such year.
(iii)It is understood that although Teletime (Kronos software portion only), Decisions(TM), Vision(TM), and Express(TM)modules are not currently listed on Exhibit C, for any such modules and any future modules which are offered by Kronos to its End-Users as part of the Timekeeper Central Software Product line (except third party modules) and added to this Restated Agreement in the future at ADP's request, the discount applicable to such modules will be the same discount as the one reflected on Exhibit C-2. Any future module not currently listed on Exhibit C-2 but released as part of the WFC Software product suite (except third party modules) may be added to Exhibit C-2 at ADP's request in the future and will be subject to the same discount as modules currently listed on Exhibit C-2.
(iv) Six (6) months after Kronos ships to ADP the WFC Software or ADP WFC Software, as applicable, ADP agrees to pay Kronos ************* of the License Fee applicable to such WFC Software or ADP WFC Software for the services described in Section 4(i); provided however, that such ********** shall be prorated to apply to the period beginning six (6) months after shipment until the October 1 following such date. In addition, on October 1 of each year under this Restated Agreement, ADP agrees to pay Kronos an annual maintenance fee equal to ********** of all ADP WFC Software License Fees previously paid to Kronos and still in effect for the ADP WFC Software installed base, regardless of when such Sublicenses were granted. For purposes of the preceding sentence, any Sublicenses of WFC Software granted by ADP prior to the completion of the items specified in Section 4(n) shall be counted as ADP WFC Sublicenses.

(b)      Reissuance
(i) Kronos has agreed to permit ADP to reissue certain Sublicenses, without paying the additional License Fee required under Section 5(a)(i); provided, however, that any such Sublicensing is subject to the limitations and restrictions in this Section 5(b). ADP shall keep records to document each No Start and Termination Loss to permit Kronos to verify, upon audit, that each Reissuance corresponds to an actual No Start or Termination Loss for a particular customer which occurred during the applicable period.
(ii) For purposes of this Section 5(b), the following terms shall have the following meanings:
a.       "No Start" shall mean a Sublicense to an ADP Client for which ADP has already paid Kronos the
                  applicable License Fee but the Sublicensee has not paid ADP any licensing fee applicable to the ADP T & A Software and the ADP Sublicensee either:
1. Informs ADP that it will not permit the ADP T & A Software to be installed; or
2.       within six (6) months of the installation of the ADP WFC Software
                     (or in the case of the ADP-ized
                     TKC Software and the ADP-ized Lite  Software,  within three
                     (3) months of installation) the Sublicensee has not paid ADP any licensing fee applicable to the ADP T & A Software, and the Sublicensee notifies ADP that it is no longer using the ADP T & A Software and all copies thereof. If ADP does not receive this notice in writing from the Sublicensee, ADP will provide written notification to the Sublicensee that the Sublicensee no longer has rights to use the ADP T & A Software and all copies thereof and will provide one similar follow-up notification, if the Sublicensee does not provide written notice to ADP that it is no longer using the ADP T & A Software and all copies thereof in response to the first notification.
b. "Termination Loss" shall mean that the Sublicensee had paid ADP a licensing fee applicable to the ADP T & A Software, but has terminated its arrangement with ADP to receive ADP T & A, is no longer paying ADP any licensing fee applicable to the ADP T & A Software, and notifies ADP that it is no longer using the ADP T & A Software and all copies thereof. If ADP does not receive this notice in writing from the Sublicensee, ADP will provide written notification to the Sublicensee that the Sublicensee no longer has rights to use the ADP T & A Software and all copies thereof and will provide one similar follow-up notification, if the Sublicensee does not provide written notice to ADP that it is no longer using the ADP T & A Software and all copies thereof in response to the first notification.
c. "Reissue" or "Reissuance" means ADP grants a Sublicense to a new Sublicensee which corresponds to ADP T & A Software constituting either a No Start or a Termination Loss. ADP is entitled to receive a credit for certain Reissuances, subject to the terms and conditions of this Section.

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS




(iii)The provisions of this Section 5(b)(iii) apply only to ADP WFC Software. During the period beginning upon the commencement of the Pilot described in
     Section 23 and ending two (2) years later, ADP may Reissue Sublicenses and Kronos shall grant ADP a credit against any applicable License Fees in an amount equal to ************** *** *** *********************** occurring during such period. In addition, for every No Start of ADP WFC Software which occurs during such two year period, ADP may Reissue a Sublicense for, and Kronos shall grant ADP a credit against any applicable License Fees for the same dollar value contained in the original Sublicense. Within thirty
     (30) days after the end of each quarter within the two year period, ADP shall send a written report to Kronos certifying the number of Reissued Sublicenses (specifying whether they are Termination Losses or No Starts) and the corresponding dollar value of each such Reissued Sublicense and original Sublicense during that quarter, including modules, employee and user upgrades, and including information which separately identifies each Termination Loss and No Start by an identifying number, such as an asset number.

              For each year after such two year period, ADP may Reissue Sublicenses for Termination Losses up to ********** of the dollar value of the new Sublicenses paid for within the preceding two years, after subtracting all credits, and Kronos shall grant ADP a credit against any applicable License Fees for that dollar value. In addition, for every No Start which occurs within a year, ADP may Reissue a Sublicense for, and Kronos shall grant ADP a credit for, the same dollar value contained in the original Sublicense. Within ten (10) business days after the end of each month, ADP shall deliver a written report to Kronos certifying the number of Reissued Sublicenses (specifying whether they are Termination Losses or No Starts) and the corresponding dollar value of such Reissued Sublicenses and original Sublicenses within that month, including modules, employee and user upgrades, and including information which separately identifies each Termination Loss and No Start, by an identifying number, such as an asset number. In addition, within thirty (30) days after the end of each year during the term of this Restated Agreement, ADP agrees to deliver to Kronos a report, certified and signed by an accounting officer or controller of ADP, setting forth the information in the preceding sentence, but instead covering that entire year. Notwithstanding the foregoing, ADP agrees to pay Kronos for the costs of duplication of any Reissued Sublicenses of ADP WFC
              Software, since ADP is not permitted to duplicate the ADP WFC Software.

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS

(iv) The provisions of this Section 5(b)(iv) apply only to ADP-ized TKC Software and ADP-ized Lite Software, excluding modules. Modules of ADP-ized TKC Software and ADP-ized Lite Software are not permitted to be Reissued. Until April 1, 2001, the parties agree to follow their practice concerning Reissuances which was in effect when this Restated Agreement was signed. On April 1, 2001, the parties shall continue their practice concerning Reissuances, as modified by this Section 5(b)(iv). ADP shall be entitled to a prorated number of Reissuances for the period from April 1, 2001 until October 1, 2001, based upon the Reissuances permitted under this Section 5(b)(iv). For each one (1) year period beginning on October 1, 2001, for Termination Losses, ADP may Reissue and Kronos shall grant ADP a credit against any applicable License Fees, for up to ********** ******* of the total number of new Sublicenses to ADP Clients of ADP-ized TKC Software for which ADP has paid Kronos the applicable License Fee during the preceding two (2) years, after subtracting all credits. In addition, calculated separately from ADP-ized TKC Software, for each one year period beginning on October 1, 2001, for Termination Losses, ADP may Reissue, and Kronos shall grant ADP a credit against any applicable License Fees, for up to ***************** of the total number of new Sublicenses to ADP Clients of ADP-ized Lite Software for which ADP has paid Kronos the applicable License Fee during the preceding two (2) years, after subtracting all credits. In addition, for every No Start of ADP-ized TKC Software which occurs during each one (1) year period beginning on October 1, 2001, ADP may Reissue a Sublicense and Kronos shall grant ADP a credit against any applicable License Fees, for such ADP-ized TKC Software. For every No Start of ADP-ized Lite Software which occurs during each one (1) year period beginning on October 1, 2001, ADP may Reissue a Sublicense for, and Kronos shall grant ADP a credit against any applicable License Fees for such ADP-ized Lite Software. Within ten (10) business days after the end of each month, ADP shall deliver a written report to Kronos certifying the number of Reissued Sublicenses and specifying (i) whether they are Termination Losses or No Starts, (ii) information concerning each such Reissued Sublicense, including version upgrades, employee and user upgrades and information which separately identifies each Termination Loss and No Start by an identifying number, such as an asset number, and (iii) separately reporting ADP-ized TKC Software and ADP-ized Lite Software, for each item herein. In addition, within thirty (30) days after the end of each year during the term of this Restated Agreement, ADP agrees to deliver to Kronos a report, certified and signed by an accounting officer or controller of ADP, setting forth the information in the preceding sentence for that entire year.
(c) If ADP wants to upgrade an existing ADP Sublicensee of the ADP-ized TKC Software to ADP WFC Software, ADP shall pay Kronos the difference between the prices then in effect for the TKC Software and the prices then in effect for WFC Software, such payment to include both an increase attributable to the number of users and an increase attributable to the number of employees.
(d) If at any time during the term of this Restated Agreement Kronos shall reduce the list price for WFC Software so that the price charged to ADP for the ADP WFC Software is greater than the Kronos list price for the comparable (as to version and type) WFC Software less the applicable ADP discount in effect hereunder, then the prices charged to ADP for the applicable ADP WFC Software shall be reduced to the reduced list price for the comparable (as to version and type) WFC Software, less the applicable ADP discount in effect hereunder.

6.       Agreements with Respect to Source Code.
(a) The parties recognize and agree that, prior to the signing of the Second Amendment to the April 2, 1993 Software License and Support and Hardware Purchase Agreement, Kronos had licensed Source Code for the TKC Software and Lite Software to ADP, subject to the terms and conditions of the Original Agreement then in effect between the parties, and that Kronos discontinued (except as provided in the following sentence) providing /licensing additional Source Code after the signing of the Second Amendment. The parties recognize and agree that Kronos has continued to license to ADP the following Source Code files for the ADP-ized TKC
     Software: (i) the install Source Code, the library (.lib) files, the header (.h) files; and the visual studio project (.dsp) files (hereinafter, collectively, "Continuing Source Code Files"); and (ii) the TKC Fix utility for Version 3A, the header files from other parts of the system which are referenced in the TKC Fix directory and the latest version of CHGNUM 8C baseline (hereinafter, collectively, "TKC Fix Utility and Related Files"). Kronos agrees to continue to license to ADP such Continuing Source Code
     Files( including updates thereto) and such TKC Fix Utility and Related Files, during the term of this Restated Agreement. Kronos hereby grants to ADP a license to use such Continuing Source Code Files and such TKC Fix Utility and Related Files, internally and solely for purposes of supporting existing Sublicensees of ADP-ized TKC Software and for new Sublicenses of ADP-ized TKC Software under this Restated Agreement. Upon the expiration or termination of this Restated Agreement, ADP shall continue to have a limited license to use the Continuing Source Code Files and the TKC Fix Utility and Related Files internally, solely for the purpose of supporting Sublicenses in effect at the time of the expiration or termination of this Restated Agreement, but ADP shall have no right to use the Continuing Source Code Files or the TKC Fix Utility and Related Files for the purpose of granting new Sublicenses. In no event shall ADP convey a Source Code license to a Sublicensee. In addition, ADP agrees that the TKC Fix Utility and Related Files shall be used by ADP solely for the purpose of allowing ADP to do the development work to enable the CHGNUM Source to work with the TKC Version 3A; provided however, that ADP agrees it will not modify the TKC Fix Source Code and the Header Files Source Code in doing such development; and provided further, that ADP shall immediately provide to Kronos all Source Code and object code resulting from such development and ADP grants Kronos a paid-up, royalty free license to use such resulting Source Code and object code.
(b)      ADP  hereby  warrants  and  represents  that  the  only   ADP-developed
         additional features and/or improvements which resulted from the licensing of TKC and Lite Software Source Code were the following:
(i)      e-time payroll interface utility
(ii)     hand punch interface to RSI utility and
(iii)    punch detail utility;
         such items constituting "ADP Features".
(c) The parties recognize and agree that the Original Agreement required that, upon its termination, ADP provide to Kronos the Source Code for each ADP Feature (as defined in such Original Agreement) to permit Kronos to determine whether that ADP Feature was so closely integrated with Kronos Source Code that it cannot be readily and practicably separated. In compliance with this requirement, ADP has provided Kronos with the Source Code for the ADP Features specified in Section 6(b) above, and Kronos has determined that, except for the cf_cold.c, updates.c, updin1.c, updin2.c and updu.c files contained therein ("Five Files"), they are not so closely integrated with Kronos Source Code that they cannot be readily and practicably separated. Kronos agrees that ADP owns such ADP Features (including their Source Code), except for the Five Files (such ADP Features and Source Code, excluding the Five Files, the "ADP Retained Features"), and that Kronos has no right to use, modify, license or market the ADP Retained Features or their Source Code; provided however, that Kronos shall retain one copy of such ADP Retained Feature Source Code in escrow, so that Kronos has a record of its content in the event of a dispute under this Restated Agreement. Kronos hereby grants to ADP a license to use the Source Code for the Five Files, subject to the restrictions set forth in the following four sentences. During the term of this Restated Agreement, ADP shall use the ADP Feature and Five Files Source Code solely for purposes of supporting Sublicensees employing the ADP Features and for providing such ADP Features to new Sublicensees under this Restated Agreement. The parties agree that if ADP needs Kronos' assistance for purposes of supporting Sublicensees using the ADP Features, ADP shall pay for such assistance at Kronos' then effective rates. Upon the expiration or termination of this Restated Agreement, ADP shall have a limited license to use the Five Files internally, solely for the purpose of supporting Sublicensees using the ADP Features at the time of the expiration or termination of this Restated Agreement, but ADP shall have no right to grant new Sublicenses of the Five Files. In no event shall ADP convey a Source Code license to a Sublicensee.
(d) Except as provided in Section 6(a) for use of the Continuing Source Code Files and the TKC Fix Utility and Related Files and in Section 6(c) for use of the Five Files, ADP shall have no rights to use, modify or enhance the Kronos Source Code (including all Source Code provided by Kronos to ADP under the Original Agreement or otherwise). ADP hereby warrants and certifies that it has destroyed all Kronos Source Code provided by Kronos to ADP under the Original Agreement, or otherwise, and all copies thereof, except for the Continuing Source Code Files, the TKC Fix Utility and Related Files and the Five Files.
(e) ADP agrees to continue the following restrictions on the Continuing Source Code Files, the TKC Fix Utility and Related Files and the Five Files, during the term of this Restated Agreement, and thereafter:
(i)           ADP  shall  provide  access  to  Kronos  Source  Code  only to its
              employees  who  have  signed  the  ADP  standard   confidentiality
              agreement  substantially  similar  to that  attached  as Annex III
              and/or  only  to   consultants   who  have  signed  the   standard
              Professional Services Agreement substantially similar to that attached as Annex IV.
(ii)     ADP shall mark Kronos Source Code as confidential at all times.
(iii)         ADP agrees that remote  access to Kronos  Source Code via any data communication device or password will not be permitted unless an encryption device or password governs remote access.
(iv)          ADP agrees  that  Kronos  Source  Code shall be treated by all ADP employees and consultants as highly confidential and proprietary, with the same degree of care, protection, restricted access and limits on use and disclosure with which ADP treats trade secrets of the most confidential nature.
(v)           ADP agrees to implement periodic  procedures and audits to confirm that ADP  employees and  consultants  with access to Kronos Source
              Code are aware of their obligations upon initial access and upon reassignment or termination by ADP.
(vi)          ADP agrees not to make copies of Kronos  Source  Code  (whether in media or hard copy), except to the extent required for permitted use.
(vii)         ADP agrees to require the use of passwords  and/or physical access protection for log-in or data sets for on-line systems containing the Kronos Source Code.
(viii)        ADP  agrees to  instruct  employees  and  consultants  to erase or destroy Kronos Source Code before disposal of the media; and
(ix)     ADP shall abide by the restrictions in Section 22(b).

7.       Agreements with Respect to Custom Software.
(a) The parties hereby agree that the Initial Custom Software and the Total Time 120 Software, both as defined in the Original Agreement, and the ADP-ized TKC Software, ADP-ized Lite Software and ADP WFC Software, all as defined in this Restated Agreement, are so closely integrated with Kronos Source Code that they cannot be practicably separated. Therefore, Kronos grants ADP a continuing license to Sublicense such Initial Custom Software , Total Time 120 Software, ADP-ized TKC Software, ADP WFC Software, and ADP-ized Lite Software, all in accordance with the terms of this Restated Agreement, but Kronos shall own all such software. Kronos agrees that it shall not use, license or market such Initial Custom Software, Total Time 120 Software, ADP-ized TKC Software, and ADP-ized Lite Software or any Source Code related thereto; provided however, that to the extent such Source Code related thereto is the same as the Kronos Source Code, Kronos has full rights to use, license and market such Source Code and Kronos' rights in such Source Code shall not be restricted by this Restated Agreement.
(b) ADP may request that Kronos develop custom software for ADP but Kronos shall be under no obligation to do so. ADP may provide written specifications for such custom software, or the parties may jointly develop written specifications. If Kronos chooses to accept the request to develop custom software, Kronos shall provide a price quotation for the development of such custom software to ADP. If ADP agrees to the quotation, Kronos shall develop the custom software for ADP for the quoted price; provided, however, that any such custom software will be subject to the terms and conditions of Kronos' standard custom software license agreement then in effect.
(c) During the term of this Restated Agreement, and thereafter, Kronos shall own any custom software developed hereunder. At all times during the term of the Restated Agreement and thereafter, Kronos has the right to independently develop all products, even those products with functionality similar to ADP-requested custom software.

8.       Purchase and Sales of Hardware.
         Kronos agrees to sell and ADP agrees to purchase from time to time, certain items of Hardware, all as more fully described in Exhibits B, B-1 and B-2 attached hereto, subject to the terms and conditions of this Restated Agreement. If, at any time during the term of this Restated Agreement, Kronos shall discontinue any Hardware purchasable hereunder and the only replacement for such Hardware offered by Kronos is priced at a higher price than the original Hardware, Kronos agrees that the purchase price of the replacement shall be the purchase price of the original for six (6) months after the discontinuance. Thereafter, the parties agree to negotiate in good faith concerning the price for such replacement. In addition, for updates or enhancements to Hardware which are offered by Kronos during the term of this Restated Agreement when the original Hardware is not discontinued, the parties agree to negotiate in good faith concerning the applicable prices and terms. Notwithstanding the foregoing, the parties recognize and agree that Kronos intends to release a new "millennium" terminal in the future and when Kronos releases such millennium terminal for sale, the parties agree that their obligation to negotiate in good faith on pricing shall not apply, and Kronos' obligation to provide original pricing on discontinued Hardware for six (6) months shall not apply, and Kronos will make such millennium terminal available for sale to ADP at prices specified on Exhibit B-2 hereto. Kronos reserves the right to obsolete any item of Hardware sold hereunder, with six (6) months advance written notice to ADP.

9.       Order of Hardware.
(a) Any Hardware ordered by ADP and delivered by Kronos shall be pursuant to the issuance of an agreed upon order form (a "P.O."). Each P.O. shall state the quantities, Hardware description (including part number), applicable prices, requested delivery date, delivery destination and delivery instructions. On the date of receipt of a complete P.O. (the "Order Acceptance Date"), such order shall be deemed to be a firm order and to have been accepted by Kronos in the quantity stated in such order. If the requested delivery date is less than 90 days after the Order Acceptance Date with respect to any order of Hardware for use with Lite Software or less than 30 days with respect to any other order, Kronos shall use its best efforts to confirm such date, but if Kronos is unable to confirm such date the confirmed scheduled delivery date shall not in any event be later than 90 days after the Order Acceptance Date of such order for Hardware for use with Lite Software or 30 days for any other order. ADP shall provide to Kronos a twelve month rolling forecast of the expected monthly volume of Hardware and Kronos Software orders and ADP shall update such rolling forecasts quarterly. Notwithstanding the second preceding sentence, in the event actual orders for any month exceed forecasted orders for such month by up to 30% of such forecast, Kronos shall be required to deliver an amount equal to 130% of such forecast within 90 days after receipt of the P.O. for Hardware for use with Lite Software and within 30 days after receipt of the P.O. for all other orders. Kronos shall not be obliged to deliver an amount in excess of 130% of forecasted orders within 30 days after Order Acceptance Date. Kronos agrees to deliver amounts in excess of 130% of forecasted orders up to and including 200% of forecasted orders within 75 days following receipt of the applicable P.O., for all orders other than for Hardware for use with Lite Software and within 120 days after receipt of the applicable P.O. for all orders for Hardware for use with Lite Software. For orders in excess of 200% of the forecasted order, Kronos shall use its best efforts to deliver such excess amount as expeditiously as possible. Kronos shall in any event confirm the delivery dates with respect to all P.O.'s.
(b) ADP may cancel a P.O. for Hardware for use with Lite Software at no charge if such cancellation notice is received at least 90 days prior to the originally scheduled delivery date of such Hardware, and may cancel a P.O. for all other Hardware at no charge if cancellation notice is received at least 30 days prior to the originally scheduled delivery date of such Hardware. ADP may not cancel any order for Hardware received within four (4) months prior to the termination of this Restated Agreement.
(c) Notice by ADP to Kronos changing the destination of a scheduled delivery of Hardware shall not be considered to be a rescheduling or a cancellation of a delivery. ADP may change the delivery destination for any delivery provided that Kronos is given notice at least ten days prior to the scheduled delivery date for Hardware for use with Lite Software and three days prior to the scheduled delivery date for all other Hardware.
(d) Shipment shall be F.O.B. Kronos' shipping dock upon transfer to either a common carrier or ADP itself. Kronos shall select a common carrier on behalf of ADP, which carrier shall not be construed to be the agent of Kronos. Title to Hardware and all risk of loss shall pass to ADP upon point of shipment.
(e) The parties have agreed to a Procedure for Return of Certain Hardware, attached as Exhibit G ("Procedure"). Kronos reserves the right to discontinue or modify such Procedure at any time upon six (6) months advance written notice to ADP. If ADP is credited for the purchase of any Hardware unit under the Procedure, all credits shall be subtracted prior to determining the units/amounts purchased/licensed for purposes of achieving minimums under this Restated Agreement.


           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS


10.       Hardware Purchase Price; Payment; Taxes.
(a) The purchase prices for the Hardware purchased by ADP hereunder shall be the prices listed on Exhibits B, B-1, and B-2 attached hereto.
(b) Unless otherwise specified in an Exhibit to this Restated Agreement, Kronos will provide ADP with a ********* discount from list price on all Kronos manufactured peripheral devices, and ********** discounts on all peripherals and consumables not manufactured by Kronos. In addition, ADP may purchase peripherals and consumables directly from any commercial source, but Kronos shall have no responsibility for such peripherals and consumables, or for their effects upon the Hardware.
(c) ADP shall be entitled to order Hardware pursuant to this Restated Agreement by issuing P.O.s during the term hereof for delivery not later than 90 days after the expiration of the term hereof (the "Delivery Period").
(d) Unless otherwise expressly stated by Kronos, all prices are exclusive of federal, state, local, excise, sales, use or similar taxes. ADP shall be liable for all such taxes. ADP shall provide Kronos with a properly executed resale or tax exemption certificate acceptable to the taxing authorities, or in lieu thereof, shall remit to Kronos the full amount of such tax as shall be separately stated on the face of the invoice.
(e) Kronos shall issue one monthly invoice to ADP for ADP-ized TKC Software and ADP-ized Lite Software and ADP shall pay such invoice seven (7) business days from receipt. Kronos shall invoice ADP upon shipment, for all other Kronos Software, Hardware, peripheral devices, and other items, and ADP shall pay such invoices net 30 days. If partial shipments are authorized by ADP, each shipment shall be paid for when due without regard to other scheduled shipments.

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS

11.       Hardware Maintenance.
         On a year to year basis, beginning on July 1, 2000, ADP has engaged Kronos to perform maintenance services with respect to the Hardware. Such services are described on Exhibit F-1 attached hereto and incorporated by reference herein, which Exhibit also sets forth the amounts payable by ADP for such services.

         In addition, Kronos shall be subject to the obligations set forth on Exhibit F-2 attached hereto during the term of this Restated Agreement.

         Notwithstanding ADP's retention of Kronos to provide maintenance services with respect to the Hardware, ADP may perform such maintenance itself. In addition, ADP may also engage a third party to provide on-site maintenance and/or installation to ADP T & A customers of the Hardware and Software; provided however, that such third party shall not be a direct competitor of Kronos. In addition, ADP may engage the same, or a different, third party to perform depot exchange services; provided however, that such third party shall not be a direct competitor of Kronos. For so long as ADP continues to engage Kronos to perform maintenance with respect to the Hardware, the revenue to Kronos from ADP attributable to such maintenance shall equal or exceed ******** for every calendar quarter.

         ADP also agrees to provide Kronos with an equivalent opportunity to bid on the provision of on-site maintenance and/or installation services, and depot exchange services.

         In the event the Restated Agreement expires or is terminated and Kronos is no longer providing Hardware maintenance services for ADP, the parties agree that Kronos will comply with Section 2 of Exhibit F-2 in order to allow ADP to maintain and support the Sublicenses then in effect.

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS


12.       Hardware Warranty Coverage.
(a)
(i) Kronos warrants that the Kronos 420, 440, and 480 Hardware shipped hereunder will be free from defects in material or workmanship and will perform in accordance with its published specifications for a period of ******** days from the date of shipment by Kronos, and the ADP 140, 144, 150 and 154 Hardware shipped hereunder will be free from defects in material or workmanship and will perform in accordance with its published specifications for a period of ********months from the date of shipment by Kronos, (such ******** day and such ******** month periods, as applicable, hereafter shall be called "Warranty Period"). If the Hardware covered by the warranty does not function in accordance with such specifications, ADP or its designee may contact Kronos' Technical Support Department for telephone assistance in attempting to isolate and correct the problem at no charge to ADP; provided that if such problem is not the result of a Hardware defect, such assistance shall be billed to ADP at Kronos' customary rates.

(ii) Kronos shall repair or replace Hardware returned to it within ten working days after the same has been received by Kronos' factory or repair depot. ADP shall be responsible for one-way shipping charges to Kronos' factory or repair depot and Kronos shall be responsible for the return shipping charges to ADP.
(iii) The above warranty extends to ADP, and to Sublicensees who/which receive ADP T & A Service. Warranty claims may be generated to Kronos by ADP, or by Sublicensees. The repair or replacement of parts or Hardware shall not extend the original Warranty Period, but each item repaired or replaced shall have a warranty for 30 days from the date of ADP's receipt of shipment of a repaired or replaced item.
(b)      The foregoing warranty shall not apply in the following circumstances:
(i)      accident, neglect or misuse;
(ii) alterations, which shall include, but not be limited to, installation or removal of Kronos features or any other modification, whenever any of the foregoing is performed by entities or persons other than the maintenance provider designated pursuant to Section 11; provided that, notwithstanding the foregoing, installation of Hardware by Sublicensees and by any person or entity which is an authorized purchaser of Hardware under this Agreement in accordance with Kronos' installation procedures shall not cause the warranty to be inapplicable;
(iii)         failure  to   provide   and   maintain  a  suitable   installation
              environment, with all facilities prescribed by the appropriate Kronos functional specifications (including, but not limited to, failure of, or failure to provide, adequate electrical power, air conditioning or humidity control) or from use of supplies or materials not meeting Kronos specifications; and
(iv)     the use of the Hardware for other than the purposes for which designed.
(c) EXCEPT FOR THE WARRANTIES SET FORTH IN THIS SECTION 12, SECTION 16 OR PARAGRAPHS 3, 4 a) AND 4 c), 5, AND 6 OF EXHIBIT F-2, KRONOS DISCLAIMS ALL WARRANTIES WITH REGARD TO THE HARDWARE, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE; AND THE STATED EXPRESS WARRANTIES ARE IN LIEU OF ALL OBLIGATIONS OR LIABILITIES ON THE PART OF KRONOS FOR DAMAGES, INCLUDING BUT NOT LIMITED TO LOSS OF GOODWILL, LOSS OF DATA, OR OTHER ECONOMIC LOSS, OR ANY COLLATERAL, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES (WHETHER IN TORT, CONTRACT OR OTHERWISE) OF ANY KIND.

13.       Favored Customer.
         Kronos warrants to ADP that the Hardware Fees and Software License Fees under this Agreement shall not exceed the average of those granted to Kronos' three largest (in dollar volume of sales) United States and Canadian dealers, measured annually at the commencement of each Kronos fiscal year, for purchases/licenses of similar hardware and software, excluding upgrades, in similar quantities and under similar terms and conditions. Kronos agrees, while this Restated Agreement is in effect, that if the Hardware Fees and Software License Fees paid by ADP hereunder are more than such average, then ADP shall receive, from and after that date, such average fees. In no event shall Kronos be subject to any restrictions on pricing to End-Users. Within thirty (30) days after the end of each Kronos fiscal year, Kronos shall confirm to ADP in a written statement, certified by an officer of Kronos, whether ADP is entitled to an adjustment of the Hardware Fees and/or Licensing Fees. If any adjustment to such fees is required, Kronos shall set forth in such statement the amount of such adjustment and the date from which such adjustment shall take effect.

14.      Term and Termination; Rights Upon Termination.
(a) The term of this Restated Agreement shall commence on the date hereof and shall continue until April 2, 2004, unless earlier terminated in accordance with this Restated Agreement. Thereafter, this Restated Agreement shall automatically be renewed for successive two year periods, unless terminated by either party upon notice to the other party, such notice to be given in writing at least one year prior to the commencement of any renewal term.
(b) Notwithstanding anything to the contrary contained herein, either party hereto may terminate this Restated Agreement upon written notice upon the occurrence of an Event of Default (as defined below) caused by the other party. A party shall have committed an Event of Default under this Restated Agreement upon the occurrence of any of the following events: (i) failure to pay any sum of money due hereunder for more than fifteen (15) days after the same has become due and payable and written notice to that effect has been received, provided, in the event that such unpaid amounts are the subject of a good faith dispute, an Event of Default shall not be deemed to have occurred for so long as the party withholding such monies has deposited such monies with a mutually agreed upon escrow agent, (ii) any material breach of its representations, warranties or covenants contained herein or failure to perform any of its other obligations hereunder for a period of thirty (30) days after the giving of notice of such breach or failure by the other party; provided however that a breach of Section 2(g) shall be subject to Section 14(f) and provided further that a breach of
     Section 2(d) or 2(e) shall be subject to section 14(e); (iii) commission of an act of bankruptcy or becoming the subject of any proceeding under the U.S. Bankruptcy Code or any state bankruptcy laws or becoming insolvent, or the subjection of any substantial part of such party's property to any levy, seizure, assignment, application or sale for or by any creditor or governmental agency, which proceeding, levy, seizure, assignment or application for sale shall not have been dismissed within sixty (60) days, or (iv) failure to remain in the business or provide the products or services contemplated hereby for a period of thirty (30) days after the giving of notice of such failure by the other party.
(c) Upon the occurrence of an Event of Default, the non-defaulting party may provide the other party with notice of termination setting forth the nature of such Event of Default. Any such notice shall become effective on the date thereof.
(d) In the event that either party shall terminate this Restated Agreement on account of an Event of Default committed by the other party, ADP shall have no further rights to duplicate ADP-ized TKC or ADP-ized Lite Software, or to market and provide new Sublicenses of ADP T & A Software from and after the effective date of such termination except as provided in Section 14(e). ADP shall immediately provide to Kronos all copies of the ADP T & A Software and Materials in its possession, other than copies of the ADP T & A Software and Materials validly licensed by ADP for its own internal use (which use shall be only as described in Annex I) or shall destroy all such copies and shall provide to Kronos certification of such destruction. However, notwithstanding the foregoing, ADP may retain copies of the ADP T & A Software and Materials for the limited purpose of continuing to support existing Sublicensees with valid Sublicenses issued during the term of the Restated Agreement and for a sufficient period of time to allow fulfillment of orders pursuant to Section 14(i). Subject to Section 14(h), upon any such termination, (i) ADP shall pay any amounts which are then due and owing to Kronos and (ii) any further or future payment obligations hereunder shall be null and void; except that if the termination is on account of an Event of Default by ADP, ADP shall be required to pay all minimum amounts owed under Section 2 (j) and when applicable, Section 2(m) and Section 14 (f).
(e) Except as provided in the third sentence of this Section 14(e), it is understood and agreed that with respect to a breach of Section 2(d) or 2(e) by Kronos, Kronos shall have one hundred twenty (120) days following the receipt of written notice from ADP of such breach to cure such breach, subject to the following: (i) during such cure period, Kronos shall be required to cease any sales/licenses, services, implementation or development activity giving rise to such breach within thirty (30) days of Kronos' receipt of such notice, provided that concerning the provision by Kronos of ongoing support to any installed client base giving rise to such breach after such 30 day period, Kronos shall be required, as soon as reasonably practicable, to:
 a.  discontinue all  service/support  to such
     installed base; or
b. recommend the conversion of such installed base to ADP Payroll Processing Services;
provided however,  that after such initial 30 day period  following  notice,  if
     Kronos is unable to accomplish such discontinuance or conversion, Kronos shall be required to pay ADP all revenue derived by Kronos if any, from such installed base for the support giving rise to such breach at prices equivalent to the prices charged by ADP for the comparable support; and
     (ii) any cure shall be the ceasing of all activities giving rise to such breach going forward (which shall include, but not be limited to, the termination/cancellation of any contract/arrangement giving rise to such breach) and the payment by Kronos to ADP of any actual damages resulting to ADP during the period of such Section 2(d) or 2(e) breach; provided however, that in the case of a bona fide dispute concerning the amount of the actual damages owed, Kronos shall immediately pay ADP all actual damages not in dispute and, within thirty (30) days after written notice from ADP of the amount of the remaining actual damages, Kronos shall either pay such damages or commence arbitration pursuant to Section 25(l) concerning such damages; and provided further that until the arbitrator rules concerning such remaining disputed actual damages, Kronos shall not be deemed to have failed to cure such breach solely because of its failure to pay such damages, but Kronos shall not be relieved of any of its other obligations concerning cure. If Kronos pays ADP such actual damages (whether prior to or after arbitration), but Kronos is still in breach of its cure obligations hereunder and therefore ADP is permitted to reproduce the ADP T & A Software for Sublicensing as specified in the third sentence of this Section 14(e), ADP shall be required to refund to Kronos the amount of such actual damages prior to reproducing and Sublicensing any such ADP T & A Software. If such breach was committed with the knowledge of Kronos'
     Chief Executive Officer, Chief Financial Officer, President or Vice President, Worldwide Sales and Service or if Kronos fails to cure such breach as specified herein, ADP shall terminate this Restated Agreement but shall retain the right to continue to Sublicense the ADP T & A Software to ADP Clients for a period equal to the remaining term of this Restated Agreement had no termination notice been given (but in no event for a period exceeding eighteen (18) months) and ADP shall be entitled to combine such ADP T & A Software with any hardware; provided that, after termination of this Restated Agreement as contemplated by this Section 14(e), no License Fees shall be payable by ADP, and Kronos shall not be obligated to provide ADP with copies of the ADP T & A Software or Materials, but ADP shall be entitled to reproduce the same solely for Sublicensing to ADP Clients for the remaining term of this Restated Agreement, (but in no event for a period exceeding eighteen (18) months). Such rights shall be ADP's exclusive remedies in the event of Events of Default described in the first sentence of this Section 14(e). In addition, if the breach of Section 2(d) or 2(e) was not committed with the knowledge of any individual specified in the third sentence of this Section 14(e), but the breach subsequently comes to the attention of any such individual, Kronos shall be required to notify ADP in writing within ten (10) days (which notice shall be deemed to constitute the written notice of ADP as specified in the first sentence of this Section 14(e)) and Kronos shall have an opportunity to cure such breach as specified in this Section 14(e), and if Kronos fails to cure such breach, ADP shall have the right to Sublicense the ADP T & A Software, subject to the requirements in the third sentence of this Section 14(e).
(f) Except as provided in the third sentence of this Section 14(f), it is understood and agreed that with respect to a breach of Section 2(g) by ADP, ADP shall have one hundred twenty (120) days following the receipt of written notice from Kronos of such breach to cure such breach, subject to the following: (i) during such cure period, ADP shall be required to cease any sales/licenses, services, implementation and development activity giving rise to such breach within thirty (30) days of ADP's receipt of such notice, provided that concerning the provision of ongoing support to any installed client base giving rise to such breach after such 30 day period ADP shall be required, as soon as reasonably practicable, to:
a.       discontinue all service/support to such installed client base; or
b. convert such installed base to ADP T & A Software and Hardware; provided however, that after such initial 30 day period following notice, if ADP is unable to accomplish such discontinuance or conversion, ADP shall be required to pay Kronos all revenue derived by ADP from such installed base for the support giving rise to such breach, at prices which are equivalent to the prices charged by ADP for a comparable Kronos product support; and (ii) any cure shall be the ceasing of all activities giving rise to such breach going forward (which shall include, but not be limited to, the termination/cancellation of any contract/arrangement giving rise to such breach) and the payment by ADP to Kronos of any actual damages resulting to Kronos during the period of such Section 2(g) breach ; provided however, that in the case of a bona fide dispute concerning the amount of the actual damages owed, ADP shall immediately pay Kronos all actual damages not in dispute and, within thirty (30) days after written notice from Kronos of the amount of the remaining actual damages, ADP shall either pay such damages or commence arbitration pursuant to Section 25(l) concerning such damages; and provided further that until the arbitrator rules concerning such remaining disputed actual damages, ADP shall not be deemed to have failed to cure such breach solely because of its failure to pay such damages, but ADP shall not be relieved of any of its other obligations concerning cure. If ADP pays Kronos such actual damages (whether prior to or after arbitration), but ADP is still in breach of its cure obligations hereunder and therefore required to pay the amount specified in the third sentence of this Section 14(f), the amount of actual damages paid by ADP to Kronos shall be credited toward such amount specified in the third sentence of this Section 14(f). If such breach was committed with the knowledge of the Chief Executive Officer of Automatic Data
         Processing,  Inc.,  the  Chief  Financial  Officer  of  Automatic  Data
         Processing, Inc., the Chief Operating Officer of Automatic Data Processing, Inc., the President of Employer Services--North America, the President of the National Accounts Services Division, the President of the Major Accounts Division, the National Account Services Division Senior Vice President, Human Resources and Payroll, the General Manager, Time and Labor (Major Accounts) or the General Manager, Time and Labor (National Accounts), or if ADP fails to cure such breach as required herein, Kronos shall have the right to receive from ADP an amount equal to one million, five hundred thousand dollars ($1,500,000), multiplied by the number of months (or fractions thereof) remaining in the term of this Restated Agreement, but in no event shall such number of months exceed eighteen (18). It is agreed and understood by the parties that Kronos shall have no obligation to supply ADP T & A Software or Hardware, or services, and ADP shall have no rights to duplicate any ADP T & A Software in exchange for Kronos' receipt of the amount specified in the preceding sentence. After ADP has paid Kronos such amount, the provisions of Section 2(g) (except for the last three sentences) and Sections 2(d) and 2(e) shall no longer be in effect, and either party may terminate this Restated Agreement, upon written notice to the other party. In the event either party elects to terminate this Restated Agreement, the provisions of Section 14(d) shall apply. In addition, if the breach of Section 2(g) was not committed with the knowledge of any individual specified in the third sentence of this
         Section 14(f), but the breach subsequently comes to the attention of any such individual, ADP shall be required to notify Kronos in writing within ten (10) days (which notice shall be deemed to constitute the written notice of Kronos specified in the first sentence of this
         Section 14(f)) and ADP shall have an opportunity to cure such breach as specified in this Section 14(f), and if ADP fails to cure such breach, Kronos shall have a right to receive from ADP the amount specified in the third sentence of this Section 14(f).
(g) The remedies described in Sections 14(e) and 14(f) for the Events of Default described in each such section shall be the sole and exclusive remedy for such Events of Defaults. All other remedies provided to ADP and Kronos for Events of Defaults other than under Sections 14(e) and 14(f) herein shall not be deemed exclusive but shall be cumulative and in addition to all other remedies provided by law or in equity. Both parties hereto acknowledge that the performance of their obligations hereunder and the rights granted hereunder are of a unique character which gives them a special value, the loss of which may not be adequately compensated in damages in an action at law, that a breach of this Restated Agreement by either party may cause the other party irreparable injury and, therefore, that either party may be entitled to injunctive relief to prevent such injury.
(h) Except as otherwise expressly provided in this Restated Agreement, termination of this Restated Agreement shall in no way impair the rights or obligations of the parties hereto under the last sentence of
         Section 2(m) (but such last sentence shall not apply if the termination is on account of an Event of Default by ADP), Sections 6, 7(c), 12, 14, 14A, 14B, 17, 18, 22 and Section 2 of Exhibit F-2 of this Restated Agreement and such provisions shall survive any such termination.
(i)  Notwithstanding  anything  to  the  contrary  contained  in  this  Restated
     Agreement, it is hereby expressly agreed that upon the expiration or termination of this Restated Agreement for any reason whatsoever, such expiration or termination shall not terminate or diminish in any way the right of those Sublicensees then using the Hardware or ADP T & A Software or any part thereof under Sublicenses validly issued during the term of the Restated Agreement to continue to use the Hardware or ADP T & A Software or any part thereof. If this Restated Agreement is terminated by Kronos for any reason other than ADP's default, ADP shall have the right to continue to fulfill the terms of any outstanding agreements and/or proposals which are in effect prior to the effective date of any such termination.

14A.  Modifications by ADP.
         If ADP modifies the ADP T & A Software, the Hardware or the Materials, ADP shall be solely responsible for such modifications and to the extent such modifications impair Kronos' ability to perform its obligations under this Restated Agreement, ADP agrees that Kronos shall be released from such obligations to the same extent.

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS

14B.  Limitation Of Liability And Indemnification.
         EXCEPT AS PROVIDED IN SECTIONS 17 AND SECTION 14(e), IN NO EVENT SHALL KRONOS OR ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES OR AGENTS BE LIABLE TO ADP OR ITS SUBSIDIARIES, AFFILIATES OR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES OR AGENTS FOR LOST DATA, LOST PROFITS OR LOST REVENUES OR ANY SPECIAL, CONSEQUENTIAL, PUNITIVE OR INCIDENTAL DAMAGES OF ANY KIND WHATSOEVER ARISING FROM KRONOS' TECHNOLOGY, LICENSE OR SALE OF PRODUCTS OR SERVICES OR OTHERWISE IN CONNECTION WITH THE ORIGINAL AGREEMENT OR IN CONNECTION WITH THIS RESTATED AGREEMENT OR ANY OF THE ACTIVITIES THEREUNDER OR HEREUNDER. IN NO EVENT WHATSOEVER SHALL KRONOS' LIABILITY UNDER THIS RESTATED AGREEMENT OR FROM ANY AND ALL CAUSES OR OTHERWISE EXCEED IN GENERAL MONEY DAMAGES A TOTAL CUMULATIVE MAXIMUM AMOUNT OF **************************** ***** ****** *****
         ******;     PROVIDED    HOWEVER,     THAT    IN    THE    EVENT    THAT
         ******************************************** ***** ****** *****
         ****** ***** ****** *************************    *******************,
         ***************
         **************** *************** ************ ***************
         **************** ***************
         ************ SUBJECT TO THE PROVISIONS OF SECTION 17(a), INCLUDING ADP'S COMPLIANCE WITH SECTION 17(a); AND PROVIDED FURTHER, THAT IN THE EVENT SUCH AMOUNTS ACTUALLY PAID ARE LESS THAN THE ******** DOLLAR LIMITATION SPECIFIED IN SECTION 17(b), KRONOS AGREES TO BE SUBJECT TO SUCH ******** DOLLAR LIMITATION, SUBJECT TO THE PROVISIONS OF SECTION 17 (b), INCLUDING ADP'S COMPLIANCE WITH SECTION 17(b). IN NO EVENT WHATSOEVER SHALL KRONOS' LIABILITY UNDER THE ORIGINAL AGREEMENT OR FROM ANY AND ALL CAUSES OR OTHERWISE EXCEED IN GENERAL MONEY DAMAGES A TOTAL CUMULATIVE MAXIMUM AMOUNT OF ************ ****** ****** ****** *******
         ****** ***** ***** **** ********* ******* ******
         ****** **** ***** **** ****** ***** ****** ******* ****** ********
         ***** ***** ****** *******
         *********************; PROVIDED HOWEVER, THAT IN THE EVENT THAT SUCH AMOUNTS ACTUALLY PAID ARE LESS THAN THE ******** DOLLAR LIMITATION ******** DOLLAR LIMITATION, SUBJECT TO THE PROVISIONS OF SECTION 17(a), INCLUDING ADP'S COMPLIANCE WITH SECTION 17(a); AND PROVIDED FURTHER, THAT IN THE EVENT SUCH AMOUNTS ACTUALLY PAID ARE LESS THAN THE ******** DOLLAR LIMITATION SPECIFIED IN SECTION 17(b), KRONOS AGREES TO BE SUBJECT TO SUCH ******** DOLLAR LIMITATION, SUBJECT TO THE PROVISIONS OF SECTION 17(b), INCLUDING ADP'S COMPLIANCE WITH SECTION 17(b). THE EXISTENCE OF MORE THAN ONE CLAIM OR SUIT WILL NOT ENLARGE OR EXTEND THESE LIMITS. THE LIMITATIONS IN THIS SECTION SHALL BE THE FULL EXTENT OF KRONOS' LIABILITY UNDER THIS RESTATED AGREEMENT AND THE ORIGINAL AGREEMENT WHETHER THE ACTION OR ACTIONS AGAINST KRONOS ARE BROUGHT BY REASON OF ANY BREACH OF ANY REPRESENTATION OR WARRANTY UNDER THIS RESTATED AGREEMENT OR THE ORIGINAL AGREEMENT OR ANY OTHER BREACH OF THIS RESTATED AGREEMENT OR THE ORIGINAL AGREEMENT OR BY REASON OF NEGLIGENCE, STRICT LIABILITY OR ANY OTHER TORT OR CAUSE OF ACTION.

15.      Additional Agreements.
(a) ADP may provide ADP T & A Software to any Sublicensee provided such Sublicensee shall pay on a recurring billing basis rather than on a one time basis.
(b) ADP may Sublicense, but not sell, the ADP T & A Software to ADP Clients. ADP may, however, sell the Hardware to ADP Clients, subject to the restrictions specified in this Restated Agreement. The parties recognize and agree that Kronos suggests that ADP not Sublicense ADP T & A Software or sell Hardware at prices constituting predatory pricing practices under applicable federal antitrust laws.
(c) Kronos shall not reveal the names or addresses of any ADP Clients or other authorized customer of ADP under this Restated Agreement to any local Kronos office, except as required to perform its responsibilities under this Restated Agreement and provided that Kronos complies with the requirements of Section 18 in connection with any such disclosure. Neither party may provide the customer lists of the other to any third party, except as required by Kronos to perform its maintenance responsibilities under this Restated Agreement and provided that Kronos complies with the requirements of Section 18 in connection with any third party disclosure. It is understood and agreed that the confidentiality provisions of Kronos' agreements with its dealers shall satisfy the obligation under Section 18 to obtain signed confidentiality agreements.

16.      Representations, Warranties and Covenants of Kronos.
         Kronos represents, warrants and covenants that:
(a) Kronos has, and will have at all times during the term of this Restated Agreement, the right to enter into this Restated Agreement, and abide by its terms, and no other person or entity shall have any rights to interfere with or prohibit the activities under this Restated Agreement, in each case other than as covered under Section 17(a), and if covered under Section 17(a), ADP'S SOLE REMEDY FOR BREACH OF ANY REPRESENTATION, WARRANTY OR COVENANT CONTAINED IN THIS SECTION 16(a) SHALL BE PURSUANT TO SECTION 17(a) AND SHALL BE SUBJECT TO THE DAMAGE LIMITATION THEREIN. The individual signing this Restated Agreement on behalf of Kronos has the authority to sign on behalf of Kronos Affiliates and Subsidiaries, as well as on behalf of Kronos.
(b) Neither the rights granted to ADP hereunder nor the exercise of any such rights will infringe upon or conflict with any rights held by any third party under any copyright, patent, trademark or other proprietary right; provided that Kronos makes no representation with respect to the Total Time service mark or the ADP service mark or trademark. The Hardware to be furnished pursuant to this Restated Agreement will be free from any claims of infringement of any United States patent, copyright, trademark or proprietary right. IT IS UNDERSTOOD AND AGREED THAT ADP'S SOLE REMEDY FOR BREACH OF ANY REPRESENTATION, WARRANTY OR COVENANT CONTAINED IN THIS
     SECTION 16(b) SHALL BE PURSUANT TO SECTION 17(a) AND SHALL BE SUBJECT TO THE DAMAGE LIMITATION THEREIN.
(c) Kronos will have good and marketable title to the Hardware, free and clear of all liens, claims, encumbrances and security interests of any kind whatsoever, in each case, other than as covered under Section 17(a), and if covered under Section 17(a), ADP's SOLE REMEDY FOR BREACH OF ANY REPRESENTATION, WARRANTY OR COVENANT CONTAINED IN THIS SECTION 16(c) SHALL BE PURSUANT TO SECTION 17(a) AND SHALL BE SUBJECT TO THE DAMAGE LIMITATION THEREIN.
(d) The ADP-ized TKC Software will perform in accordance with the applicable published user guides for the comparable (as to version and type) TKC Software, as modified in accordance with Section 4(c). The ADP WFC Software will perform in accordance with the applicable Kronos electronic on-line documentation for the comparable (as to version and type) WFC Software, and, upon completion of the ADP-ization of WFC Software as described in
     Section 4(n), as modified in accordance with such Section. These warranties shall not apply in the following circumstances: (i) accident, neglect or misuse; (ii) alterations other than in accordance with Kronos' installation procedures; and (iii) failure to provide and maintain a suitable installation environment, including, but not limited to, failure to provide adequate electrical power, air conditioning or humidity control. ADP's SOLE REMEDY, AND THE SOLE LIABILITY OF KRONOS, FOR ANY BREACH BY KRONOS OF THIS
     SECTION 16(d) SHALL BE PURSUANT TO SECTION 4(a) FOR THE ADP-IZED TKC SOFTWARE AND PURSUANT TO SECTION 4(i) FOR THE WFC SOFTWARE AND ADP WFC SOFTWARE.
(e) Kronos agrees to obtain Underwriters Laboratory ("UL") certification for the Hardware and to provide ADP with evidence of such approval when granted. The Hardware shall comply with all government and regulatory requirements such as FCC and CSA. If and when changes are required to be made to any Hardware in order to obtain UL certification or to comply with other standards, Kronos agrees to make all changes to such Hardware at Kronos' factory at no charge to ADP and to pay all expenses associated with the retrofitting of all such changes to previously delivered Hardware at no charge to ADP.
         EXCEPT FOR THE WARRANTIES SET FORTH IN THIS RESTATED AGREEMENT, KRONOS DISCLAIMS ALL WARRANTIES WITH RESPECT TO THE TKC SOFTWARE, THE ADP-IZED TKC SOFTWARE, LITE SOFTWARE, ADP-IZED LITE SOFTWARE, WFC SOFTWARE, AND ADP WFC SOFTWARE, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

16A.  Representations, Warranties and Covenants of ADP.
         ADP represents, warrants and covenants that ADP has, and will have at all times during the term of this Restated Agreement, the right to enter into this Restated Agreement, and abide by its terms, and no other person or entity shall have any rights to interfere with or prohibit the activities under this Restated Agreement, and that the individual signing this Restated Agreement on behalf of ADP has the authority to sign on behalf of ADP Affiliates and Subsidiaries, as well as on behalf of ADP.

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS

17.      Patent, Trademark, Copyright and Proprietary Rights Indemnification.
(a) Kronos agrees to defend ADP and its Sublicensees, at Kronos' own cost and expense, against any claim, suit or proceeding in connection with any allegation that the Hardware or the ADP T & A Software or any part of either thereof (or the Materials) infringes upon or interferes with any patent, trademark, copyright or other proprietary right of a third party. However, Kronos shall have no liability or obligation pursuant to this
     Section 17(a) to the extent such allegation is based on modifications or enhancements made by ADP (or by a third party or by Kronos, at ADP's request or direction). Kronos will pay damages assessed against ADP and its Sublicensees (whether by court award or by settlement) which are attributable to any such claim, but only on the condition that (i) Kronos is promptly notified in writing of any claim of infringement and furnished with all papers received in connection therewith and (ii) Kronos shall have sole direction and control of any negotiations or of any suit which may be brought and ADP shall assist Kronos in any reasonable way required by Kronos in its defense, and (iii) ADP takes all reasonable steps to mitigate any potential damages which may result from such claim, suit or proceeding. If ADP's or a Sublicensee's use of the Hardware or the ADP T & A Software or any part of either thereof shall be prevented by an injunction based on an alleged infringement, Kronos shall have the right to substitute for the infringing Hardware or ADP T & A Software or part of either thereof another suitable product substantially equivalent in performance, or, at Kronos' option, obtain for ADP and its Sublicensees the right to continue the use of the ADP T & A Software or part thereof. KRONOS' AGGREGATE DOLLAR
     OBLIGATION  FOR ALL CLAIMS,  SUITS OR  PROCEEDINGS  INDEMNIFIED  UNDER THIS
     SECTION 17(a), INCLUDING EXPENSES FOR DEFENSE AND COSTS, SHALL BE LIMITED TO ******** DOLLARS, NOTWITHSTANDING ANY OTHER PROVISION OF THIS RESTATED AGREEMENT.
(b) Kronos further agrees to defend ADP, at Kronos' own cost and expense, against any claim, suit or proceeding in connection with any allegation that the Hardware sold to a Sublicensee with the ADP-ized TKC Software or ADP-ized Lite Software, or the ADP-ized TKC Software or ADP-ized Lite Software or any part of either thereof caused or causes damages to be incurred by a Sublicensee and/or another third-party; provided however, that this agreement is subject to ADP's having sublicensed the ADP-ized TKC Software or ADP-ized Lite Software, as applicable, under provisions substantially equivalent to those in Annex I. However, Kronos shall have no liability or obligation pursuant to this Section 17(b) to the extent that such allegation is based on or damage is caused by modifications or enhancements made by ADP or its Sublicensees (or by another third party or Kronos at ADP's request or direction) or installations not in accordance with Kronos' installation procedures. Kronos will pay damages assessed against ADP (whether by court award or by settlement) which are attributable to any such claim, but only on the condition that (i) Kronos is promptly notified in writing of any such claim, suit or proceeding and furnished with all papers received in connection therewith and (ii) Kronos shall have sole direction and control of any negotiations or of any suit which may be brought and ADP shall assist Kronos in any reasonable way required by Kronos in its defense, and (iii) ADP takes all reasonable steps to mitigate any potential damages which may result from such claim, suit or proceeding. KRONOS' AGGREGATE DOLLAR OBLIGATION FOR ALL CLAIMS, SUITS OR PROCEEDINGS INDEMNIFIED UNDER THIS SECTION 17(b), INCLUDING EXPENSES FOR DEFENSE AND COSTS, SHALL BE LIMITED TO ******** DOLLARS, NOTWITHSTANDING ANY OTHER PROVISION OF THIS RESTATED AGREEMENT.

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS

(c) ADP agrees to defend Kronos, at ADP's own cost and expense, against any claim, suit or proceeding in connection with any allegation that the Hardware or the ADP T & A Software or any part of either infringes upon or interferes with any patent, trademark, copyright or other proprietary right of a third party to the extent that the Hardware or ADP T & A Software incorporates any modifications, enhancements, functions or features which are made by ADP (or by a third party or Kronos at ADP's request or direction) and such claim, suit or proceeding results from such modifications, enhancements, functions or features. ADP will pay damages assessed against Kronos (whether by court award or by settlement) attributable to any such claim, but only on the condition that (i) ADP is promptly notified in writing of any claim of infringement and furnished with all papers received in connection therewith and (ii) ADP shall have sole direction and control of any negotiations or of any suit which may be brought and Kronos shall assist ADP in any reasonable way required by ADP in its defense, and (iii) Kronos shall take all reasonable steps to mitigate any damages which may result from such suit, claim or proceeding. To the extent that Kronos has reason to believe or suspect that any present or proposed modification, enhancement, function or feature made by ADP (or by Kronos or a third party at ADP's request or direction) may or will infringe upon or interfere with any patent, copyright, trademark or other proprietary right of a third-party, Kronos will immediately notify ADP. ADP's AGGREGATE DOLLAR OBLIGATION FOR ALL CLAIMS, SUITS AND PROCEEDINGS INDEMNIFIED UNDER THIS SECTION 17(c), INCLUDING EXPENSES FOR DEFENSE AND COSTS, SHALL BE LIMITED TO ******** DOLLARS.
(d) ADP further agrees to defend Kronos, at ADP's own cost and expense, against any claim, suit or proceeding in connection with any allegation that the Hardware sold to a Sublicensee with the ADP-ized TKC Software or ADP-ized Lite Software, or the ADP-ized TKC Software or ADP-ized Lite Software or any part of either thereof caused or causes damages to be incurred by a Sublicensee and/or another third-party to the extent that such Hardware or ADP T&A Software incorporates any modifications, enhancements, functions or features which are made by ADP (or by a third-party or Kronos at ADP's request or direction) and such claim, suit and proceeding results from such modifications, enhancements, functions or features. ADP will pay damages assessed against Kronos (whether by court award or by settlement) which are attributable to any such claim, but only on the condition that (i) ADP is promptly notified in writing of any claim, suit or proceeding and furnished with all papers received in connection therewith and (ii) ADP shall have sole direction and control of any negotiations or of any suit which may be brought and Kronos shall assist ADP in any reasonable way required by ADP in its defense, and (iii) Kronos shall take all reasonable steps to mitigate any damages which may result from such suit, claim or proceeding. ADP'S AGGREGATE DOLLAR OBLIGATION FOR ALL CLAIMS, SUITS AND PROCEEDINGS INDEMNIFIED UNDER THIS SECTION 17(d), INCLUDING EXPENSES FOR DEFENSE AND COSTS, SHALL BE LIMITED TO ******** DOLLARS.

18.      Confidentiality.
(a) ADP and Kronos recognize that, in the performance of this Restated Agreement, employees of ADP and Kronos may learn of or be exposed to trade secrets or other confidential information (including, without limitation, any information concerning the business, operations or clients of ADP or Kronos which are the property of ADP or Kronos, respectively). In order to provide the unrestricted basis of communication required for the successful and expeditious performance of this Restated Agreement, Kronos and ADP agree that they will take all reasonable efforts to prevent such trade secrets or other confidential information from being used for any purpose other than in connection with this Restated Agreement and from becoming known to anyone except bona fide employees only on a need-to-know basis, and such employees will be cautioned that such information is confidential. In addition, Kronos and ADP each agree to obtain signed confidentiality agreements from any third parties hired or otherwise engaged by it in connection with this Restated Agreement prior to allowing access to any such information and to deliver copies of the same to the other upon request. Each party will cause its employees to be bound by the obligation of confidentiality contained herein. Unless and until any such information is (i) in or becomes part of the public domain other than by disclosure by Kronos or ADP in violation of this Restated Agreement, (ii) demonstrably known to Kronos or ADP previously, (iii) independently developed by Kronos or ADP outside of this Restated Agreement or (iv) rightfully obtained by Kronos or ADP from third parties, Kronos and ADP shall use the same degree of care in the handling of such information as they would use with regard to their own proprietary and/or confidential information in order to prevent the disclosure thereof.
(b) ADP and Kronos shall each return to the other any confidential information obtained from the other or provide proof of destruction of such confidential information upon the expiration or sooner termination of this Restated Agreement or upon request by the other party.

19.      Force Majeure.
         With respect to Hardware or Software, Kronos shall not be liable for any loss, damage or penalty for delay in delivery or for failure to give notice of delay when such delay is due to causes beyond the
         reasonable  control  of  Kronos;   provided,   however,   that  if  ADP
         demonstrates to Kronos that ADP has thereby lost an order, then ADP may, upon written notice to Kronos cancel such order without any charge therefor. The time for performance hereunder shall be extended by a period of time equal to the time lost because of any such delay.

20.      Use of Name.
(a) To permit Hardware to be used with ADP-ized TKC Software and ADP-ized Lite Software only, Kronos hereby agrees to replace external Kronos markings or other insignia, except serial numbers, patent notices and safety agency approval plates, which are affixed to Hardware with ADP's markings or other markings designed by ADP for such purpose, except as provided in Exhibit B-2.
(b) Kronos hereby authorizes ADP representatives to make use of Kronos' name, trademark or trade name in connection with marketing ADP T & A to ADP Clients, prospective ADP Clients, and other authorized customers and/or prospective authorized customers of ADP under this Restated Agreement; provided however, that no such use will be made in any written materials, distributed outside of ADP without Kronos' written approval and any such use will be in proper legal form.
(c) Subject to Section 25(h), each party expressly prohibits the other party from any direct or indirect use, reference to, or other employment of its name, trademarks or trade names or of any name, trademark or trade name exclusively licensed to such party, except as specified in this Restated Agreement or as expressly authorized in writing.
21.       Relationship of the Parties.
(a) The parties acknowledge that the relationship between Kronos and ADP shall be construed solely as that of licensor and licensee in the case of Software and vendor and vendee in the case of Hardware. The parties further acknowledge that any and all rights not expressly granted pursuant to this Restated Agreement are reserved to the respective party and that neither party shall have any right, power or authority to in any way obligate the other to any contract, term or condition not set forth herein.
(b) The parties hereto acknowledge that both parties hereto are independent contractors. Neither party shall in any way represent itself as a partner, joint-venturer, agent, employee or general representative of the other party.

22.      Restrictions Applicable to TRM
         In addition to other provisions of this Restated Agreement applicable to TRM and TRM Software, the following shall apply:
(a) ADP's sales force shall be permitted to sell TRM Software, subject to the following restrictions: (such restrictions to remain in effect from
     September  30,  1999  through  April  1,  2001):  (i) a total  of only  300 salespeople derived from the ADP sales force dedicated to selling to clients and prospects employing between 100 and 1000 employees (the "Major Account Sales Force") and/or derived from the ADP sales force dedicated to selling to clients and prospects employing under 100 employees (the "EBS Sales Force") shall be permitted to sell TRM Software and the accompanying hardware and/or services; and (ii) such 300 ADP salespeople derived from the Major Account Sales Force and the EBS Sales Force shall be permitted to sell TRM Software, accompanying hardware or Hardware and/or services only to clients or prospects within the hotel industry having a SIC code beginning with "70" as the first two digits; and (iii) ADP shall not provide or permit compensation/credit (including, but not limited to, commissions and/or roll call or quota credit) to any member of the Major Account Sales Force or the EBS Sales Force, other than the 300 salespeople described in subpart (i), for generating a sales lead or sales referral for TRM Software, accompanying hardware or Hardware and/or services; provided however, that ADP's breach of its obligations under this subpart (iii) shall not be deemed material unless such breach occurs more than one hundred times prior to the termination of this Section; and provided further that the foregoing restrictions on the Major Account Sales Force and the EBS Sales Force shall not apply to sales/sublicensing of the TRM Software to End-Users in Puerto Rico and the Caribbean. Except as specified above in this Section and in Section 2(g), the Major Account Sales Force and EBS Sales Force shall not be permitted to sell (i.e., shall not receive training or receive any payment for selling) any Time and Attendance or Scheduling software, hardware or services, other than ADP-ized TKC Software, ADP-ized Lite Software, ADP WFC Software, and Hardware and related services. The ADP sales force dedicated to selling to clients and prospects employing over 1000 employees (the "National Account Sales Force") and the ADP Sales force dedicated in the case of time and attendance and scheduling products, to selling TRM and ADP T & A Software and Hardware which is now a part of the National Account Sales Force, (but who may sell to clients and prospects employing fewer than 1000 employees) shall not be subject to the restrictions stated in this Section.
(b) Notwithstanding anything to the contrary in this Restated Agreement any individual, whether an ADP employee or contractor, working on the engineering of the TRM product/technology shall be strictly prohibited from having any access to the Kronos Source Code and any other Kronos confidential information (as defined in Section 18) and ADP shall not use the Kronos Source Code in any way with or for the TRM product(s). Any employee or consultant working on the engineering of ADP-ized TKC Software, ADP-ized Lite Software, ADP WFC Software, or Hardware, cannot be transferred to work on any TRM product/technology. In addition, notwithstanding anything to the contrary in this Restated Agreement any individual, whether an ADP employee or contractor, working on the development of the TRM product/technology shall be strictly prohibited from: (i) having any access to the Kronos Source Code, and (ii) having access to any other Kronos confidential information (as defined in Section
     18); provided however, that the following individuals may be given access to Kronos confidential information only to the extent required to perform their responsibilities in connection with ADP's performance of this Restated Agreement: (a) marketing/product management individuals; (b) individuals developing an interface from a Kronos or TRM product to an internally developed ADP module or to third party hardware or software; (c) individuals installing and/or providing service support for ADP WFC
     Software; and (d) one individual who has management responsibility for development of both TRM product/technology and ADP T & A Software or Hardware. ADP shall not use the confidential information in any way with or for the TRM product(s). Any employee or consultant working on the development of ADP T & A Software or Hardware, cannot be transferred to work on any TRM product/technology (with the exception of marketing/product management individuals, individuals developing an interface from a Kronos or TRM product to an internally developed ADP module or to third party hardware or software and individuals installing and/or providing service support for ADP WFC Software). Kronos reserves the right to audit ADP's compliance with this paragraph.
(c) Notwithstanding Section 2(g) of this Restated Agreement, Kronos agrees to permit ADP to maintain its arrangement with Global Management Technologies
     (GMT), which arrangement will work as follows. ADP shall be permitted to refer orders to GMT for a scheduling software product to be used only with TRM Software. GMT will provide such scheduling software product directly to ADP's TRM Software customer. GMT will also provide implementation and ongoing support for such scheduling product; provided however, that in the case of Hilton and Starwood, ADP shall perform the installation implementation and ongoing support. GMT may pay ADP a commission equal to ten percent (10%) of the retail value of the scheduling product (including software, installation and training fees) for each referral which results in a sale/license by GMT to ADP's TRM Software customer.

23.      ADP WFC Software Pilot
         The parties agree that they began participating in a Pilot program for ADP WFC Software upon the signing of this Restated Agreement and such Pilot shall run until July 1, 2001. The Pilot shall initially include only base WFC Software, Workforce Accruals, Workforce Web and will use 400 Hardware. ADP can request that additional modules be added during the Pilot, and the parties agree to add such additional modules, if mutually agreed in writing. During the Pilot, ADP will make diligent efforts to market the ADP WFC Software and associated Hardware, and Kronos will assist ADP in such ADP WFC Software implementations, such assistance to be provided at agreed upon rates. In addition, Kronos will provide ADP with certain information concerning its WFC Software (which shall be deemed confidential under Section 18 of this Restated Agreement) and shall provide training to ADP concerning WFC Software, the content and pricing for which shall be mutually agreed by the parties.

24.      Additional Provisions Applicable to Lite Software and
         ADP-ized Lite Software
         Notwithstanding any provisions to the contrary in this Restated Agreement, the following provisions apply to Lite Software and ADP-ized Lite Software: (a) ADP shall have the right to Sublicense the ADP-ized Lite Software: (i) only to any person or entity which has 120 or fewer employees using the ADP-ized Lite Software at any individual location; and (ii) only to any person using the ADP-ized Lite Software with Hardware which is a 150 or 154, or using such Software independent of any hardware, (not including Devices) unless Kronos has given ADP its written consent to Sublicense such Software on different Hardware for a particular person or entity. In addition, Kronos grants to ADP the right to combine the ADP-ized Lite Software with Devices (as defined in this Restated Agreement), and Kronos shall waive the $25.00 fees which would otherwise apply to such combinations. In the event that ADP desires to combine the ADP-ized Lite Software with any data collection equipment other than Hardware which is a 150, 154 or a Device, ADP shall be required to obtain Kronos' prior written consent; provided that if such equipment, which is non-Kronos data collection equipment is materially different from, and not competitive with, any data collection equipment then being sold by Kronos, ADP shall first request that Kronos develop equipment equivalent to such non-Kronos equipment; if Kronos declines to develop such equipment, Kronos shall not unreasonably withhold its consent for ADP to combine the ADP-ized Lite Software with the desired non-Kronos data collection equipment.

25.      Miscellaneous.
(a) This Restated Agreement and the Exhibits attached hereto and incorporated herein contain the entire agreement of the parties with respect to its subject matter and supersede all existing agreements, including the Original Agreement, and all other oral, written or other communications between them concerning its subject matter, including, without limitation, any summaries of terms and conditions hereof. This Restated Agreement shall not be modified in any way except by a writing signed by authorized representatives of both parties.
(b) This Restated Agreement shall be binding upon and inure to the benefit of ADP and Kronos and their respective successors and permitted assigns. This Restated Agreement, and the rights and obligations conveyed hereby, shall not be assigned or otherwise transferred, voluntarily, by operation of law, or otherwise by either party without the prior written consent of the other party, and any attempt to assign any rights, duties or obligations which arise under this Restated Agreement without such consent will be void. In the event of a "Change of Control" of one party, as defined in the following sentence, the other party shall have the option to terminate this Restated Agreement by providing written notice to the party affected by the Change of Control, within thirty (30) days of the event causing the Change of Control. "Change of Control" shall mean: (i) the acquisition of "beneficial ownership" (as defined in Rule 13d-3 of the Securities Exchange Act of 1934) of securities representing 50% or more of the combined voting power of a company's then outstanding securities by any "person" (as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934;
     (ii) the complete liquidation of a company; (iii) the sale of all or substantially all of the assets of a company; or (iv) a merger or consolidation which would result in the voting securities of a company outstanding immediately prior thereto continuing to represent less than 50% of the combined voting power of that company or the surviving or acquiring entity outstanding immediately after such merger or consolidation. In the event of a Change of Control of Kronos, the surviving or acquiring entity shall be required to offer to ADP all hardware and software being marketed/licensed by Kronos at the time of the Change in Control (e.g. AS/400 product line, ShopTrac(R)) with pricing at discounts equal to the discounts applicable to ADP WFC Software and Hardware under this Restated Agreement.
(c) If any provision of this Restated Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Restated Agreement shall not in any way be affected or impaired thereby.
(d) This Restated Agreement shall be governed in all respects by the laws of the State of New Jersey without giving effect to principles of conflicts of law.
(e) All notices, requests, demands and other communications provided for by this Restated Agreement shall be in writing and shall be deemed to have been given (i) on the date delivered, if by personal delivery, (ii) one day after being sent by overnight courier service, or (iii) three days after being mailed, by certified or registered mail, return receipt requested, in any United States post office or box addressed to the address of the parties stated below or to such changed address as such party may have fixed by written notice:

         If to Kronos:
                  297 Billerica Road
                  Chelmsford, MA  01824
                  Attention:  President, Chief Operating Officer
                          with a copy to the General Counsel at the same address

         If to ADP:
                  ADP, Inc.
                  One ADP Boulevard
                  Roseland, New Jersey 07068
                  Attention: President, Employer Services Group

                  with a copy to the General Counsel at the same address


         provided, however, that any notice of change of address shall be effective only upon receipt.
(f) A waiver of any Event of Default under this Restated Agreement shall not be a waiver of any other or subsequent Event of Default. Failure or delay by either party to enforce compliance with any terms or conditions of this Restated Agreement shall not constitute a waiver of such terms or conditions.
(g) The persons executing this Restated Agreement on behalf of Kronos and ADP represent and warrant that they respectively have been and are on the date of this Restated Agreement duly authorized by all necessary and appropriate corporate action to enter into and execute this Restated Agreement.
(h) The parties agree that promptly after the execution of this Restated Agreement they will cooperate, in good faith, to develop a press release concerning this Restated Agreement and they shall jointly issue that press release. Except as otherwise specifically provided herein, or as required by law, each of the parties agrees that it will not publicly release (through a press release or otherwise) the fact that they have entered into this Restated Agreement, or use other party's name, logo or service mark in connection with any advertising, sales or promotional activities unless the President of ADP's Employer Services Group or the President of Kronos as applicable, gives prior written consent in each instance.
(i) ADP agrees to maintain adequate financial records of all transactions contemplated by this Restated Agreement. Not more than four times in any calendar year, Kronos shall be entitled to audit and examine the records maintained by ADP in connection with the transactions contemplated by this Restated Agreement. Any such audit shall be during normal business hours and upon at least ten business days prior written notice. The cost of any such audit shall be borne by Kronos; provided however, that if such audit demonstrates that ADP has underpaid any amounts owed to Kronos by more than 7 1/2 % for the audited period, the cost of the audit shall be borne by ADP.
(j) The headings in this Restated Agreement are intended for convenience of reference and this Restated Agreement shall not be affected or impaired thereby.
(k) This Restated Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one agreement.
(l)
(i) Any dispute, controversy or claim arising out of or in connection with this Restated Agreement shall be determined and settled by arbitration in Hartford, Connecticut. Any award rendered shall be final and conclusive upon the parties and a judgment thereon may be entered in a court having competent jurisdiction. The party submitting such dispute shall request the American Arbitration Association to: (i) appoint an arbitrator who is knowledgeable in the microcomputer area and familiar with the personal computer software industry and who will follow substantive rules of law;
     (ii) allow for the parties to request discovery pursuant to the rules then in effect upon the Federal Rules of Civil Procedure for a period not to exceed sixty (60) days; (iii) require the testimony to be transcribed; and
     (iv) require the award to be accompanied by findings of fact and a statement of reasons for the decision. Each party shall bear its own costs and expenses, including attorney's fees, in connection with such arbitration.
(ii) The parties hereto further agree that the preceding clause (l)(i) shall not prevent either party from seeking injunctive relief in a judicial proceeding as provided further in Section 14(g).

(m) If there is any inconsistency between the terms set forth in this Restated Agreement and the terms of any Exhibit or Annex attached hereto, the terms of the Restated Agreement shall control, except in the case of Exhibits B, B-1, B-2, C, C-1 and C-2, which Exhibits shall control in the event of inconsistency.

         IN WITNESS WHEREOF, the parties hereto have executed this Restated Agreement as of the date first above written.
                                         ADP, INC.
                                         By: __/s/ Gary C. Butler______________
                                            (Authorized Signature)

                                Name: ____Gary C. Butler______________
                                    (please print)

                                Title:  President and Chief Operating Officer

                                         KRONOS INCORPORATED
                                         By: ___ /s/ Mark S. Ain________________
                                            (Authorized Signature)

                                Name: _Mark S. Ain_____________________
                                    (please print)

                                Title: _Chief Executive Officer_____________

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS

                                    EXHIBIT B
      Description and Pricing for Hardware Used With ADP-ized TKC Software


              DESCRIPTION                                      PRICE
              Clocks
              Timeclock 440 Basic 256K                          *****
              Timeclock 420 256K Gate w\Relay                   *****
              Timeclock 480 256K                                *****
              eTIME Heavy 140                                   *****
              eTIME Heavy w\Modem 144                           *****
              ADP 256K Alpha Numeric Clock                      *****

              Options
              Smart Convertor                                   *****
              14.4 Modem                                        *****
              Remote Reader RS485 Kit                           *****
              Relay Kit                                         *****
              Gasket Kit                                        *****
              Wand Kit                                          *****
              Internal AC Surge Protector                       *****
              External Surge Protector                          *****
              485 PC Board                                      *****
              Wrenches for clocks                               *****
              Battery Back Up Kit                               *****
              Lithium Battery                                   *****
              Power Supply Cord for Clock                       *****
              Screws                                            *****
              ADP CCD Scanner Kit                               *****
              ADP I\O Board*need this for scanner               *****
              40 Column Thermal Printer                         *****
              Key Pad Repl                                      *****
              Journal Paper                                     *****
              Rem Rdr Kit Mag                                   *****
              Auxillary Power                                   *****
              400 Terminal pack                                 *****
              Alt Reader Mag                                    *****
              256K upgrade                                      *****
              Ethernet kit                                      *****

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS


              Connectors and Cables
              I/O to Main                                       *****
              DB9-25 Adapter                                    *****
              Smart Converter Cable                             *****
              6 Position Connectors                             *****
              Total Time Lite 100 ft cable                      *****
              Printer Clock Cable 25ft                          *****
              Total Time Lite 250 ft cable                      *****
              5 Position Connectors                             *****
              7 Position Connectors                             *****
              140,144 Power Cord                                *****
              4 Pin bell relay connector                        *****

              Badges & Accessories
              New Style Employee Badges packs of  50            *****
              New Style Supervisor Badges                       *****
              New Style Maintenance Badges                      *****
              Bar Code Stickers packs of 50                     *****
              Function Key Labels\set                           *****
              Badge Racks                                       *****
              Insert Bar Code Stickers packs of 50              *****

         NOTE: Should new versions of the 140, 144 and 400 Series firmware be released by Kronos which contain features designed to work in conjunction with newly released software features being used by ADP, these firmware versions will be provided to ADP at no additional cost.

         NOTE: Kronos will provide a ***** discount on all Kronos manufactured peripheral devices, not listed above. In addition, Kronos will provide standard dealer discount on all non-Kronos manufactured peripheral devices, not listed above.

         NOTE: ADP recognizes and agrees that the ADP 140 and the ADP 144 are designed for use at locations with fifty (50) or fewer employees a day and will only permit fifty (50) or fewer employees to punch during a day.

         NOTE: Beginning October 15, 2000, the pricing for the 480 Clocks will be priced at *****.

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS



                                   EXHIBIT B-1

Description and Pricing for Hardware Used with ADP-ized Lite Software

The following represents the pricing for bulk shipments of the ADP 150 and 154 clocks. These clocks are to be used for the EBS/Lite market only, 120 employees and under.

                                             Price

                  ADP 150                   ********
                  ADP 154 (Modem)           ********


The prices specified above are F.O.B. Chelmsford, Massachusetts, exclude freight and tax costs, and are valid only for shipments of a minimum of 200 units per order to a single delivery point. The prices include the user manual/installation guide.


ADP agrees to the following pricing for the ADP 100 Series Hardware. These quantities can be any combination of 150/154 and 140/144 Series Clocks.

                                             150/140           154/144

Annual Quantities of 2500 and above         ********          ********
Annual Quantities of 1500-2499              ********          ********
Annual Quantities of 1000-1499              ********          ********
Under 1000                    Konos reserves the right to no longer sell the 100
                              Series Clocks to ADP


NOTE: Beginning on October 1,2000, Kronos will invoice ADP for the 100 Series Clocks at the 2500 and above quantity price at the time of shipment. At the end of each Kronos fiscal year (starting on 9/30/2001), Kronos will determine ADP's 100 Series purchases for that fiscal year and Kronos will invoice, and ADP will pay, the difference in pricing if specified quantities are not met.

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS





                              EXHIBIT B-1 (Contd.)

Connectors and Cables:


RJ11 100 Foot Cable                      *******
Transformer                              *******
Mounting Wedge                           *******
Adaptor RJ11 to DB9                      *******    ***** if less than 500
Adaptor RJ11 to DB25F                    *******    ***** if less than 500
Wall Anchor Plastic                      *******
Screw                                    *******
Mtg Screw Height Gauge                   *******
Connector Cover                          *******
Cable Tele Cord 7ft                      *******
Cable Tele Cord  10.5in                  *******
Comm board test kit                      *******    For quantity of 500 or less;
                                                    tooling fee will apply


Manuals:
Manual kit 140\150                       *******
100 series install manual                *******


NOTE: For all components above, if quantities of less than 500 units are ordered, pricing will be at Kronos' standard dealer discount or, for the Adaptor RJ11 as stated above. For example, if ADP orders 800 units of the Connector Cover, 500 of those units will be priced at the ******* price above, and the remaining 300 units will be priced at Kronos' standard dealer discount.

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS


                                   Exhibit B-2

                 Description and Pricing for Millennium Hardware


While Kronos is still offering the 400 Series Hardware to its End-Users, there is no limit on the price that ADP will pay Kronos for the Millennium Terminal, except for the Millennium Terminal with Ethernet (see example below) provided however, that in no case will the Millennium Terminal price be greater than the standard Kronos dealer discounted price. When Kronos discontinues the availability of the 400 Series Hardware to its End-Users, Kronos will price the Millennium Terminal to ADP at a price which is equal to the 480 Clock, plus a Millennium Cost of no more than ***** per unit for similar configurations. The Millennium Cost will be the difference between the comparable 400 Series Hardware standard manufacturing cost (i.e., the cost at the time the comparable 400 Series Hardware was discontinued) and the standard manufacturing cost of the Millennium Terminal. Every six months after the discontinuance of the 400 Series Hardware, Kronos will review and update the Millennium Cost for ADP to reflect Kronos' then current standard manufacturing cost for the Millennium Terminal. If the Millennium Cost is lower as a result of the review and update, Kronos will reduce the Millennium Cost charged to ADP.


480 Clock With Ethernet Configuration Example

                                                Prior to           After
                                                10/15/00         10/15/00
         ADP 480 Clock                           *****             *****
         ADP Ethernet Kit                        *****             *****
         Maximum Additional Millennium Cost      *****             *****

         Maximum TOTAL Millennium Price          *****             *****


Millennium Prices After the 400 Series Hardware Has Been Discontinued

Modem Example:
                                                 Prior to          After
                                                 10/15/00         10/15/00
         ADP 480 Clock                            *****             *****
         ADP Modem                                *****             *****
         Maximum Additional Millennium Cost       *****             *****

         Maximum TOTAL Millennium Price           *****             *****

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS


RS 232/485 Example:

                                                    Prior to           After
                                                    10/15/00          10/15/00
         ADP 480 Clock with 232/485                  *****             *****
         Maximum Additional Millennium Cost          *****             *****

         Maximum TOTAL Millennium Price              *****             *****


NOTE: Kronos and ADP will split the cost to ADP'ize the Millennium and the price charged to ADP will not exceed $10,000. In addition to the software changes as specified in Section 4 of the Restated Agreement, Millennium ADP'izing will include the following:
o        ADP will use the standard Millennium enclosure with the ADP logo
o        No additional custom or ADP specific features/functionality
o Kronos will make necessary changes to enable ADP clocks to communicate to ADP WFC Software and ADP-ized TKC Software (this is the same change that is used in the Series 400 Terminals today), subject to Section 4 of the Restated Agreement.

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS


                                    EXHIBIT C

                Description and Pricing for ADP-ized TKC Software

A.  ADP-ized TKC SOFTWARE PRICING PRIOR TO 4/01/01:

           TKC 3A Base Pricing                                                TKC 4.X Base Pricing *
e-TIME Heavy Single User 1000**          *****                          e-TIME Heavy SU 1000**          *****
e-TIME Heavy Single User 5000**          *****                          e-TIME Heavy SU 2000**          *****
e-TIME Heavy Multi User 1000**           *****                          e-TIME Heavy MU 1000**          *****
e-TIME Heavy Multi User 5000**           *****                          e-TIME Heavy MU 2000**          *****
              TKC 3A Modules:

e-TIME Heavy Single User Accruals        *****                          e-TIME Heavy Syb upg SU 1000    *****
e-TIME Heavy Multi User Accruals         *****                          e-TIME Heavy Syb upg MU 1000    *****

                                                                              TKC 4.X Modules
                                                                        e-TIME Heavy SU Accruals        *****
                                                                        e-TIME Heavy MU Accruals        *****
                                                                        e-TIME Messaging SU             *****
                                                                        e-TIME Messaging MU             *****


EXHIBIT C NOTES:

**NOTE:  ADP-ized TKC Base Software (prior to 4/01/01)  includes the following
TKC Modules:   CardSaver,
DataPoster, Scheduler (KSM) and Archiver (KAP).

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS


B.  ADP-ized TKC SOFTWARE PRICING AFTER 4/01/01:

          TKC 3A Base Pricing ****                                  TKC 4.X Base Pricing ****

e-TIME Heavy Single User 1000             *****             e-TIME Heavy SU 1000                 *****
e-TIME Heavy Single User 5000             *****             e-TIME Heavy SU 2000                 *****
e-TIME Heavy Multi User 1000              *****             e-TIME Heavy MU 1000                 *****
e-TIME Heavy Multi User 5000              *****             e-TIME Heavy MU 2000                 *****

                                                            e-TIME Heavy  Syb upg SU 1000        *****
                                                            e-TIME Heavy  Syb upg MU 1000        *****

               TKC 3A Modules                                        TKC 4.X Modules
e-TIME Heavy Single User Accruals         *****             e-TIME Heavy Single User Accruals    *****
e-TIME Heavy Multi User Accruals          *****             e-TIME Heavy Multi User Accruals     *****
e-TIME Heavy Single User Messaging        *****             e-TIME Heavy Single User Messaging   *****
e-TIME Heavy Multi User Messaging         *****             e-TIME Heavy Multi User Messaging    *****
e-TIME Heavy Single User Scheduler        *****             e-TIME Heavy Single User Scheduler   *****
e-TIME Heavy Multi User Scheduler         *****             e-TIME Heavy Multi User Scheduler    *****

EXHIBIT C NOTES:

****NOTE:    ADP-ized TKC Base Software (after 4/01/01) includes the following
TKC Modules: CardSaver, DataPoster and Archiver (KAP).

NOTE: ADP's price for new TKC Software Modules will be ***** off Kronos' list price for the comparable (as to version and type) TKC Software Module.

NOTE:  Prices are valid up to 5000 employee counts.

NOTE: If ADP wants to upgrade a customer from Single User to Multi User ADP-ized TKC Software and/or wishes to increase the number of employees authorized to use the software, ADP shall pay the difference between the prices then in effect for the ADP-ized TKC Software (for users and/or employee levels) and the new price for the increased number of users and/or employees.

NOTE: If ADP wants to upgrade a customer from ADP-ized TKC Software to ADP WFC Software, ADP shall pay Kronos the difference between the prices then in effect for the ADP-ized TKC Software and the prices then in effect for ADP WFC Software with payment to include both an increase attributable to the number of users and/or employees.

NOTE: For purposes of upgrading an existing ADP Sublicensee of ADP'ized TKC Software to ADP WFC Software under Section 5 (c) of the Restated Agreement, the number of users calculated toward the upgrade price is the maximum number of users that is supported in the version of ADP-ized TKC Software which is being upgraded (e.g., the maximum number of users supported in TKC version 4.0 is 15 users).
NOTE: ADP and Kronos understand and agree that if in the future, Kronos utilizes third party products with TKC, Kronos and APD will need to agree upon the license fees paid to Kronos by ADP for the third party products. This will be the same process we followed for determining the TKC Sybase license fees that ADP pays to Kronos.

NOTE: ADP duplicates and ships ADP'ized TKC Software directly to their end users. ADP'ized TKC software usage is reported to Kronos on a monthly basis for invoicing purposes. ADP assumes all duplication and distribution costs.

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS


                                   EXHIBIT C-1


Description and Pricing for ADP'ized Lite Softare


ADP'ized Lite Software is limited to 120 employees or less. Pricing for the ADP'ized Lite Software is the following:

         ADP'ized Lite Software:    ********


Cap Release Software:
In addition to the ADP'ized Lite Software package, ADP may purchase a 200 employee Cap Release package. The Cap Release allows customers to increase their employee limit to 200. This package must be purchased in conjunction with the120 employees license as follows:

         ADP'ized Lite 120 employee Software                  ********
         ADP'ized Lite 200 Cap Release Software               ********
         TOTAL                                                ********


ADP'ized Lite (DOS):
Pricing for the DOS version of ADP'ized Lite Software and the Cap Release is as follows:

         ADP'ized Lite 120 employee Software                  ********
         ADP'ized Lite 1000 employee Cap Release Software     ********
         TOTAL                                                ********


ADP Duplication:
ADP duplicates and ships the software directly to their end users. Software usage is reported to Kronos monthly for billing purposes. ADP assumes all duplication and distribution costs.

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS

       CONFIDENTIAL TREATMENT


                                   EXHIBIT C-2
          DESCRIPTION AND PRICING FOR ADP WFC SOFTWARE AND MAINTENANCE
                                     8/25/00

WORKFORCE TIMEKEEPER SOFTWARE V3.2 & WFC SUITE MANAGER

                                                           US        ADP      ADP      10%
Description                           Part Number        Retail   Discount % Price   Maint.
-------------------------------------------------------------------------------------------

Workforce Timekeeper Software Module V3.2
KDEMO for Workforce TK V3.2          8601621-001              $50.00           ***
Workforce Timekeeper Quick tour CD   3800116-001              $      5         ***
Workforce TK V3.2, 250ee             8601622-001              $ 11,250   ***   ***      ***
Workforce TK V3.2, 500ee             8601622-002              $ 22,500   ***   ***      ***
Workforce TK V3.2, 1000ee            8601622-003              $ 45,000   ***   ***      ***
Workforce TK V3.2, 1500ee            8601622-004              $ 67,500   ***   ***      ***
Workforce TK V3.2, 2000ee            8601622-005              $ 90,000   ***   ***      ***
Workforce TK V3.2,  3000ee           8601622-006              $135,000   ***   ***      ***
Workforce TK V3.2, 4000ee            8601622-007              $180,000   ***   ***      ***
Workforce TK V3.2, 5000ee            8601622-008              $225,000   ***   ***      ***
Workforce TK V3.2, 6000ee            8601622-009              $270,000   ***   ***      ***
Workforce TK V3.2, 7500ee            8601622-010              $337,500   ***   ***      ***
Workforce TK V3.2, 10000ee           8601622-011              $450,000   ***   ***      ***
Workforce TK V3.2, 12000ee           8601622-012              $540,000   ***   ***      ***
Workforce TK V3.2, 15000ee           8601622-013              $675,000   ***   ***      ***
Workforce TK V3.2, 17500ee           8601622-014              $787,500   ***   ***      ***
Workforce TK V3.2, 20000ee           8601622-015              $900,000   ***   ***      ***
Workforce TK V3.2, 25000ee           8601622-016            $1,125,000   ***   ***      ***
Workforce TK V3.2, 30000ee           8601622-017            $1,350,000   ***   ***      ***
Workforce TK V3.2, 40000ee           8601622-018            $1,800,000   ***   ***      ***
Workforce TK V3.2, 50000ee           8601622-019            $2,250,000   ***   ***      ***
Workforce TK V3.2, 60000ee           8601622-020            $2,700,000   ***   ***      ***
Workforce TK V3.2, 70000ee           8601622-021            $3,150,000   ***   ***      ***
Workforce TK V3.2, 80000ee           8601622-022            $3,600,000   ***   ***      ***
Workforce TK V3.2, 90000ee           8601622-023            $4,050,000   ***   ***      ***
Workforce TK V3.2, 100000ee          8601622-024            $4,500,000   ***   ***      ***

Workforce TK V3.2.2 CD & Documentatio8700339-001 $85 *** NOTE: Workforce TK CD and Documentation are to be used for demo and sales aids only. They do not include a software license.
DESCRIPTION: A Time and Attendance solution with a user-configurable rules engine for consistent application of pay policies across the enterprise.

Workforce Central Suite Manager V3.2
Managers up to:  5                  8601623-001             $2,000    ***      ***      ***
Managers up to:  25                 8601623-002            $10,000    ***      ***      ***
Managers up to:  50                 8601623-003            $20,000    ***      ***      ***
Managers up to:  100                8601623-004            $40,000    ***      ***      ***
Managers up to:  150                8601623-005            $60,000    ***      ***      ***
Managers up to:  200                8601623-006            $80,000    ***      ***      ***
Managers up to:  250                8601623-007           $100,000    ***      ***      ***
Managers up to:  300                8601623-008           $120,000    ***      ***      ***
Managers up to:  350                8601623-009           $140,000    ***      ***      ***
Managers up to:  400                8601623-010           $160,000    ***      ***      ***
Managers up to:  450                8601623-011           $180,000    ***      ***      ***
Managers up to:  500                8601623-012           $200,000    ***      ***      ***
Managers up to:  600                8601623-013           $240,000    ***      ***      ***
Managers up to:  700                8601623-014           $280,000    ***      ***      ***
Managers up to:  800                8601623-015           $320,000    ***      ***      ***
Managers up to:  900                8601623-016           $360,000    ***      ***      ***
Managers up to:  1000               8601623-017           $400,000    ***      ***      ***
Managers up to:  1500               8601623-018           $600,000    ***      ***      ***
Managers up to:  2000               8601623-019           $800,000    ***      ***      ***
Managers up to:  2500               8601623-020         $1,000,000    ***      ***      ***
Managers up to:  3000               8601623-021         $1,200,000    ***      ***      ***
Managers up to: 4000                8601623-022         $1,600,000    ***      ***      ***
Managers up to: 5000                8601623-023         $2,000,000    ***      ***      ***

DESCRIPTION: Provides access to the Workforce Central Suite modules for licensed managers.

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS



                                                                                US        ADP      ADP      10%
Description                                               Part Number         Retail   Discount % Price   Maint.
------------------------------------------------------------------------------------------------------------
Workforce Timekeeper Manuals
Workforce Timekeeper Installation Guide                         4702173-001    $35.00    ***      ***
Workforce Timekeeper Database Ref Guide                         4702174-001    $35.00    ***      ***
Database Admin Guide for Workforce Ctrl Apps                    4702179-001    $35.00    ***      ***
Database Install Guide for Workforce Ctrl Apps                  4702177-001    $35.00    ***      ***
Database Reference Guide for Workforce Central Common Table     4702178-001    $35.00    ***      ***
Import Guide-Workforce Ctrl Apps:Table format                   4702181-001    $35.00    ***      ***
Import Guide-Workforce Ctrl Apps:EDI format                     4702180-001    $35.00    ***      ***
Workforce Timekeeper v3.2 ERD Diagram                           4702175-001    $10.00    ***      ***
Series 400 Terminal Configuration Guid                          4701181-001    $35.00    ***      ***
Workforce Timekeeper User Guide                                 4702085-001    $35.00    ***      ***

WORKFORCE CENTRAL MODULES V3 (WFC Modules numbered 1-9)
1.  Workforce Smart Scheduler V3.1
Smart Scheduler V3.1 ,  250ee                                   8601631-001   $11,250    ***      ***      ***
Smart Scheduler V3.1 ,  500ee                                   8601631-002   $22,500    ***      ***      ***
Smart Scheduler V3.1 , 1000ee                                   8601631-003   $45,000    ***      ***      ***
Smart Scheduler V3.1 , 1500ee                                   8601631-004   $67,500    ***      ***      ***
Smart Scheduler V3.1 , 2000ee                                   8601631-005   $90,000    ***      ***      ***
Smart Scheduler V3.1 , 3000ee                                   8601631-006  $135,000    ***      ***      ***
Smart Scheduler V3.1 , 4000ee                                   8601631-007  $180,000    ***      ***      ***
Smart Scheduler V3.1 , 5000ee                                   8601631-008  $225,000    ***      ***      ***
Smart Scheduler V3.1 , 6000ee                                   8601631-009  $270,000    ***      ***      ***
Smart Scheduler V3.1 , 7500ee                                   8601631-010  $337,500    ***      ***      ***
Smart Scheduler V3.1 , 10000ee                                  8601631-011  $450,000    ***      ***      ***
Smart Scheduler V3.1 , 12000ee                                  8601631-012  $540,000    ***      ***      ***
Smart Scheduler V3.1 , 15000ee                                  8601631-013  $675,000    ***      ***      ***
Smart Scheduler V3.1, 17500ee                                   8601631-014  $787,500    ***      ***      ***
Smart Scheduler V3.1, 20000ee                                   8601631-015  $900,000    ***      ***      ***
Smart Scheduler V3.1, 25000ee                                   8601631-016 $1,125,000   ***      ***      ***
Smart Scheduler V3.1, 30000ee                                   8601631-017 $1,350,000   ***      ***      ***

Workforce Smart Scheduler Manuals
Database Install Guide for Workforce Ctrl Apps                  4702177-001    $35.00    ***      ***
Database Reference Guide for Workforce Central Common Table     4702178-001    $35.00    ***      ***
Import Guide-Workforce Ctrl Apps:EDI format                     4702180-001    $35.00    ***      ***
Database Admin Guide for Workforce Ctr Apps                     4702179-001    $35.00    ***      ***
Workforce Smart Scheduler V3 Entity Relationship Diagram (ERD   4702176-001    $10.00    ***      ***
Workforce Smart Scheduler Database Reference Guide              4702193-001    $35.00    ***      ***
Workforce Smart Scheduler Installation Guide                    4702191-001    $35.00    ***      ***
Workforce Smart Scheduler User Guide                            4702059-001    $35.00    ***      ***
Workforce Smart Scheduler V3.1 CD & Documentation               8700336-001       $85    ***      ***
Workforce Smart Scheduler V3.1 CD only                          3800230-001       $10             ***

NOTE:  Workforce Smart Scheduler CD and Documentation are to be used for demo and sales aids only.
They do not include a software license.
DESCRIPTION:  Forecasts business volume and workload requirements, and creates detailed employee schedules.

         CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS



                                                                US        ADP      ADP      10%
Description                                       Part Number  Retail   Discount % Price   Maint.
---------------------------------------------------------------------------------------------------
2.  Workforce Accruals V3.2
Workforce Accruals V3.2, 250ee                    8601624-001    $5,000    ***      ***      ***
Workforce Accruals V3.2, 500ee                    8601624-002   $10,000    ***      ***      ***
Workforce Accruals V3.2, 1000ee                   8601624-003   $20,000    ***      ***      ***
Workforce Accruals V3.2, 1500ee                   8601624-004   $30,000    ***      ***      ***
Workforce Accruals V3.2, 2000ee                   8601624-005   $40,000    ***      ***      ***
Workforce Accruals V3.2, 3000ee                   8601624-006   $60,000    ***      ***      ***
Workforce Accruals V3.2, 4000ee                   8601624-007   $80,000    ***      ***      ***
Workforce Accruals V3.2, 5000ee                   8601624-008  $100,000    ***      ***      ***
Workforce Accruals V3.2, 6000ee                   8601624-009  $120,000    ***      ***      ***
Workforce Accruals V3.2, 7500ee                   8601624-010  $150,000    ***      ***      ***
Workforce Accruals V3.2, 10000ee                  8601624-011  $200,000    ***      ***      ***
Workforce Accruals V3.2, 12000ee                  8601624-012  $240,000    ***      ***      ***
Workforce Accruals V3.2, 15000ee                  8601624-013  $300,000    ***      ***      ***
Workforce Accruals V3.2, 17500ee                  8601624-014  $350,000    ***      ***      ***
Workforce Accruals V3.2, 20000ee                  8601624-015  $400,000    ***      ***      ***
Workforce Accruals V3.2, 25000ee                  8601624-016  $500,000    ***      ***      ***
Workforce Accruals V3.2, 30000ee                  8601624-017  $600,000    ***      ***      ***
Workforce Accruals V3.2, 40000ee                  8601624-018  $800,000    ***      ***      ***
Workforce Accruals V3.2, 50000ee                  8601624-019 $1,000,000   ***      ***      ***
Workforce Accruals V3.2, 60000ee                  8601624-020 $1,200,000   ***      ***      ***
Workforce Accruals V3.2, 70000ee                  8601624-021 $1,400,000   ***      ***      ***
Workforce Accruals V3.2, 80000ee                  8601624-022 $1,600,000   ***      ***      ***
Workforce Accruals V3.2, 90000ee                  8601624-023 $1,800,000   ***      ***      ***
Workforce Accruals V3.2, 100,000ee                8601624-024 $2,000,000   ***      ***      ***

DESCRIPTION: A leave management solution for employee benefit time such as personal, vacation, compensatory, medical and other forms of leave.

3.  Workforce Web
Workforce Web V3.2 50                             8601670-001    $2,500    ***      ***      ***
Workforce Web V3.2 100                            8601670-002    $5,000    ***      ***      ***
Workforce Web V3.2 150                            8601670-003    $7,500    ***      ***      ***
Workforce Web V3.2 250                            8601670-004   $12,500    ***      ***      ***
Workforce Web V3.2 500                            8601670-005   $25,000    ***      ***      ***
Workforce Web V3.2 1000                           8601670-006   $50,000    ***      ***      ***
Workforce Web V3.2 1500                           8601670-007   $75,000    ***      ***      ***
Workforce Web V3.2 2000                           8601670-008  $100,000    ***      ***      ***
Workforce Web V3.2 3000                           8601670-009  $150,000    ***      ***      ***
Workforce Web V3.2 4000                           8601670-010  $200,000    ***      ***      ***
Workforce Web V3.2 5000                           8601670-011  $250,000    ***      ***      ***
Workforce Web V3.2 6000                           8601670-012  $300,000    ***      ***      ***
Workforce Web V3.2 7500                           8601670-013  $375,000    ***      ***      ***
Workforce Web V3.2 10000                          8601670-014  $500,000    ***      ***      ***
Workforce Web V3.2 12000                          8601670-015  $600,000    ***      ***      ***
Workforce Web V3.2 15000                          8601670-016  $750,000    ***      ***      ***
Workforce Web V3.2 17500                          8601670-017  $875,000    ***      ***      ***
Workforce Web V3.2 20000                          8601670-018 $1,000,000   ***      ***      ***
Workforce Web V3.2 25000                          8601670-019 $1,250,000   ***      ***      ***
Workforce Web V3.2 30000                          8601670-020 $1,500,000   ***      ***      ***

NOTE: Workforce Web is an employee license only.
DESCRIPTION: A web deployed time entry module for hours and exceptions providing the professional workforce with a self-service method to submit labor data from diverse environments.

Workforce Web Manuals
Workforce Web Install & Config Guide (English)    4702253-001       $35    ***      ***
Workforce Web Database Reference Guide            4702777-001       $35    ***      ***
Workforce Web CD only                             3800241-001       $25    ***      ***
Workforce Web Documentation and CD                8700342-001       $85             ***
Workforce Web Install & Config Guide (French)     4702253-031       $35    ***      ***
Workforce Web Install & Config Guide (Spanish)    4702253-021       $35    ***      ***

NOTE: Workforce Web CD and Documentation are to be used for demo and sales aids only. They do not include a software license.


           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS


                                                                  US        ADP      ADP      10%
Description                                        Part Number  Retail   Discount % Price   Maint.
--------------------------------------------------------------------------------------------------
 4.  Workforce Activities
Workforce Activities V3.1, 250ee                    8601644-001    $5,000    ***      ***      ***
Workforce Activities V3.1, 500ee                    8601644-002   $10,000    ***      ***      ***
Workforce Activities V3.1, 1000ee                   8601644-003   $20,000    ***      ***      ***
Workforce Activities V3.1, 1500ee                   8601644-004   $30,000    ***      ***      ***
Workforce Activities V3.1, 2000ee                   8601644-005   $40,000    ***      ***      ***
Workforce Activties  V3.1, 3000ee                   8601644-006   $60,000    ***      ***      ***
Workforce Activities V3.1, 4000ee                   8601644-007   $80,000    ***      ***      ***
Workforce Activities V3.1, 5000ee                   8601644-008  $100,000    ***      ***      ***
Workforce Activities V3.1, 6000ee                   8601644-009  $120,000    ***      ***      ***
Workforce Activities V3.1, 7500ee                   8601644-010  $150,000    ***      ***      ***
Workforce Activities V3.1, 10000ee                  8601644-011  $200,000    ***      ***      ***
Workforce Activities V3.1, 12000ee                  8601644-012  $240,000    ***      ***      ***
Workforce Activities V3.1, 15000ee                  8601644-013  $300,000    ***      ***      ***
Workforce Activities V3.1, 17500ee                  8601644-014  $350,000    ***      ***      ***
Workforce Activities V3.1, 20000ee                  8601644-015  $400,000    ***      ***      ***
Workforce Activities V3.1, 25000ee                  8601644-016  $500,000    ***      ***      ***
Workforce Activities V3.1, 30000ee                  8601644-017  $600,000    ***      ***      ***

Workforce Activities Manuals
Workforce Activities V3.1 Install Guide             4702194-001       $35    ***      ***
Workforce Activities V3.1 Config Guide              4702195-001       $35    ***      ***
Workforce Activities V3.1 Database Refence Guide    4702196-001       $35    ***      ***
Workforce Activities V3.1 Import Guide              4702197-001       $35    ***      ***
Workforce Activities V3.1 Quick Reference Card      4702198-001       $10    ***      ***
Workforce Activities V3.1 CD & Documentation        8700338-001       $85             ***
Workforce Activities V3.1 ERD Diagram               4702199-001       $10    ***      ***

NOTE:  Workforce Activities Enterprise CD and Documentation are to be used for demo and sales aids only.
They do not include a software license.
DESCRIPTION:  Compliments time and labor information by tracking the activities a worker performs during the workday.

5.  Workforce Express
Workforce Express 50 ee                             8601531-001    $2,500    ***      ***      ***
Workforce Express 100ee                             8601531-002    $5,000    ***      ***      ***
Workforce Express 150ee                             8601531-003    $7,500    ***      ***      ***
Workforce Express 250ee                             8601531-004   $12,500    ***      ***      ***
Workforce Express 500ee                             8601531-005   $25,000    ***      ***      ***
Workforce Express 1000ee                            8601531-006   $50,000    ***      ***      ***
Workforce Express 1500ee                            8601531-007   $75,000    ***      ***      ***
Workforce Express 2000ee                            8601531-008  $100,000    ***      ***      ***
Workforce Express 3000ee                            8601531-009  $150,000    ***      ***      ***
Workforce Express 4000ee                            8601531-010  $200,000    ***      ***      ***
Workforce Express 5000ee                            8601531-011  $250,000    ***      ***      ***
Workforce Express 6000ee                            8601531-012  $300,000    ***      ***      ***
Workforce Express 7500ee                            8601531-013  $375,000    ***      ***      ***
Workforce Express 10000ee                           8601531-014  $500,000    ***      ***      ***

Workforce Express 5 Supervisors                     8601532-001    $1,000    ***      ***      ***
Workforce Express 10 Supervisors                    8601532-002    $2,000    ***      ***      ***
Workforce Express 15 Supervisors                    8601532-003    $3,000    ***      ***      ***
Workforce Express 25 Supervisors                    8601532-004    $5,000    ***      ***      ***
Workforce Express 50 Supervisors                    8601532-005   $10,000    ***      ***      ***
Workforce Express 100 Supervisors                   8601532-006   $20,000    ***      ***      ***
Workforce Express 150 Supervisors                   8601532-007   $30,000    ***      ***      ***
Workforce Express 200 Supervisors                   8601532-008   $40,000    ***      ***      ***
Workforce Express 250 Supervisors                   8601532-009   $50,000    ***      ***      ***
Workforce Express 300 Supervisors                   8601532-010   $60,000    ***      ***      ***
Workforce Express 350 Supervisors                   8601532-011   $70,000    ***      ***      ***
Workforce Express 400 Supervisors                   8601532-012   $80,000    ***      ***      ***
Workforce Express 450 Supervisors                   8601532-013   $90,000    ***      ***      ***
Workforce Express 500 Supervisors                   8601532-014  $100,000    ***      ***      ***
Workforce Express 600 Supervisors                   8601532-015  $120,000    ***      ***      ***
Workforce Express 700 Supervisors                   8601532-016  $140,000    ***      ***      ***
Workforce Express 800 Supervisors                   8601532-017  $160,000    ***      ***      ***
Workforce Express 900 Supervisors                   8601532-018  $180,000    ***      ***      ***
Workforce Express 1000 Supervisors                  8601532-019  $200,000    ***      ***      ***
Workforce Express 1500 Supervisors                  8601532-020  $300,000    ***      ***      ***
Workforce Express 2000 Supervisors                  8601532-021  $400,000    ***      ***      ***
Workforce Express 2500 Supervisors                  8601532-022  $500,000    ***      ***      ***

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS



                                                                  US        ADP      ADP      10%
Description                                        Part Number  Retail   Discount % Price   Maint.
---------------------------------------------------------------------------------------
Workforce Express Manuals
Quick Reference Card (Outlook)                     4702034-001     $2.30             ***
Quick Reference Card (Windows)                     4702035-001     $2.30             ***
Quick Reference Card (Approvers)                   4702056-001     $2.30             ***
Workforce Express Doc kit (manuals)                8700310-001    $25.00             ***
 this kit includes all of the above documentation
 in addition to a sys admin & install manuals
Workforce Express Software only (CD)               3800208-001    $12.00             ***
Workforce Express Software and Doc kit             8700304-001    $65.00             ***


NOTE:  Workforce Express CD and Documentation are to be used for demo and sales aids only.  They do not include a software license.
Workforce Express only applies for Outlook and Windows client.  There is no web solution for Workforce Express.
DESCRIPTION:  A solution for collecting and managing time and project information from workers with access to a networked PC.

6.  Decisions
Decisions SU   500                                 8601543-001   $ 4,000    ***      ***      ***
Decisions SU 1000                                  8601543-002   $ 8,000    ***      ***      ***
Decisions SU 1500                                  8601543-003  $ 12,000    ***      ***      ***
Decisions  SU 2000                                 8601543-004  $ 16,000    ***      ***      ***
Decisions SU 3000                                  8601543-005  $ 24,000    ***      ***      ***
Decisions SU 4000                                  8601543-006  $ 32,000    ***      ***      ***
Decisions SU 5000                                  8601543-007  $ 40,000    ***      ***      ***

Decisions  MU 500                                  8601544-001   $ 6,000    ***      ***      ***
Decisions MU 1000                                  8601544-002  $ 12,000    ***      ***      ***
Decisions MU 1500                                  8601544-003  $ 18,000    ***      ***      ***
Decisions MU 2000                                  8601544-004  $ 24,000    ***      ***      ***
Decisions MU 3000                                  8601544-005  $ 36,000    ***      ***      ***
Decisions MU 4000                                  8601544-006  $ 48,000    ***      ***      ***
Decisions MU 5000                                  8601544-007  $ 60,000    ***      ***      ***

DESCRIPTION: Connects frontline labor data with business performance measures relating to sales activity, production efficiency, service quality, and other key business drivers.

7.  Vision
Vision SU     500                                  8601539-001  $ 10,000    ***      ***      ***
Vision SU   1000                                   8601539-002  $ 20,000    ***      ***      ***
Vision SU   1500                                   8601539-003  $ 30,000    ***      ***      ***
Vision SU   2000                                   8601539-004  $ 40,000    ***      ***      ***
Vision SU   3000                                   8601539-005  $ 60,000    ***      ***      ***
Vision SU   4000                                   8601539-006  $ 80,000    ***      ***      ***
Vision SU   5000                                   8601539-007 $ 100,000    ***      ***      ***
Vision SU   6000                                   8601539-008 $ 120,000    ***      ***      ***
Vision SU   7500                                   8601539-009 $ 150,000    ***      ***      ***
Vision SU  10000                                   8601539-010 $ 200,000    ***      ***      ***
Vision SU  12000                                   8601539-011 $ 240,000    ***      ***      ***
Vision SU  15000                                   8601539-012 $ 300,000    ***      ***      ***
Vision SU  17500                                   8601539-013 $ 350,000    ***      ***      ***
Vision SU  20000                                   8601539-014 $ 400,000    ***      ***      ***
Vision SU  25000                                   8601539-015 $ 500,000    ***      ***      ***
Vision SU  30000                                   8601539-016 $ 600,000    ***      ***      ***

Vision MU     500                                  8601540-001  $ 15,000    ***      ***      ***
Vision MU   1000                                   8601540-002  $ 30,000    ***      ***      ***
Vision MU   1500                                   8601540-003  $ 45,000    ***      ***      ***
Vision MU   2000                                   8601540-004  $ 60,000    ***      ***      ***
Vision MU   3000                                   8601540-005  $ 90,000    ***      ***      ***
Vision MU   4000                                   8601540-006 $ 120,000    ***      ***      ***
Vision MU   5000                                   8601540-007 $ 150,000    ***      ***      ***
Vision MU   6000                                   8601540-008 $ 180,000    ***      ***      ***
Vision MU   7500                                   8601540-009 $ 225,000    ***      ***      ***
Vision MU  10000                                   8601540-010 $ 300,000    ***      ***      ***
Vision MU  12000                                   8601540-011 $ 360,000    ***      ***      ***
Vision MU  15000                                   8601540-012 $ 450,000    ***      ***      ***
Vision MU  17500                                   8601540-013 $ 525,000    ***      ***      ***
Vision MU  20000                                   8601540-014 $ 600,000    ***      ***      ***
Vision MU  25000                                   8601540-015 $ 750,000    ***      ***      ***
Vision MU  30000                                   8601540-016 $ 900,000    ***      ***      ***

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS

                                                                US        ADP      ADP      10%
Description                                      Part Number  Retail   Discount % Price   Maint.
---------------------------------------------------------------------------------------
8.  Vision Plus
VisionPlus SU     500                           8601537-001  $ 15,000    ***      ***      ***
VisionPlus SU   1000                            8601537-002  $ 30,000    ***      ***      ***
VisionPlus SU   1500                            8601537-003  $ 45,000    ***      ***      ***
VisionPlus SU   2000                            8601537-004  $ 60,000    ***      ***      ***
VisionPlus SU   3000                            8601537-005  $ 90,000    ***      ***      ***
VisionPlus SU   4000                            8601537-006 $ 120,000    ***      ***      ***
VisionPlus SU   5000                            8601537-007 $ 150,000    ***      ***      ***
VisionPlus SU   6000                            8601537-008 $ 180,000    ***      ***      ***
VisionPlus SU   7500                            8601537-009 $ 225,000    ***      ***      ***
VisionPlus SU  10000                            8601537-010 $ 300,000    ***      ***      ***
VisionPlus SU  12000                            8601537-011 $ 360,000    ***      ***      ***
VisionPlus SU  15000                            8601537-012 $ 450,000    ***      ***      ***
VisionPlus SU  17500                            8601537-013 $ 525,000    ***      ***      ***
VisionPlus SU  20000                            8601537-014 $ 600,000    ***      ***      ***
VisionPlus SU  25000                            8601537-015 $ 750,000    ***      ***      ***
VisionPlus SU  30000                            8601537-016 $ 900,000    ***      ***      ***

VisionPlus MU     500                           8601538-001  $ 22,500    ***      ***      ***
VisionPlus MU   1000                            8601538-002  $ 45,000    ***      ***      ***
VisionPlus MU   1500                            8601538-003  $ 67,500    ***      ***      ***
VisionPlus MU   2000                            8601538-004  $ 90,000    ***      ***      ***
VisionPlus MU   3000                            8601538-005 $ 135,000    ***      ***      ***
VisionPlus MU   4000                            8601538-006 $ 180,000    ***      ***      ***
VisionPlus MU   5000                            8601538-007 $ 225,000    ***      ***      ***
VisionPlus MU   6000                            8601538-008 $ 270,000    ***      ***      ***
VisionPlus MU   7500                            8601538-009 $ 337,500    ***      ***      ***
VisionPlus MU  10000                            8601538-010 $ 450,000    ***      ***      ***
VisionPlus MU  12000                            8601538-011 $ 540,000    ***      ***      ***
VisionPlus MU  15000                            8601538-012 $ 675,000    ***      ***      ***
VisionPlus MU  17500                            8601538-013 $ 787,500    ***      ***      ***
VisionPlus MU  20000                            8601538-014 $ 900,000    ***      ***      ***
VisionPlus MU  25000                            8601538-015 $ 1,125,000  ***      ***      ***
VisionPlus MU  30000                            8601538-016 $ 1,350,000  ***      ***      ***

Vision, VisionPlus and Decisions:
SuperUser Seat License*                         9990013-065     $ 500    ***      ***      ***
Concurrent Session License*                     9990013-066     $ 250    ***      ***      ***
Additional Client License Crystal Reports       9990013-041     $ 350    ***      ***      ***

*Multi-user licenses come with one superuser seat and up to 5 concurrent sessions.
DESCRIPTION: Vision and Vision Plus (also called Visionware) is a labor decision support solution that allows healthcare organizations to manage labor needs by helping them with mix and usage, labor distribution, productivity monitoring and flexible budgeting. The differences between Vision and Vision Plus are in the reports offered.

9.  Teletime Software
WF TELETIME V3.0,ADP,4 PORTS                    8601561-101             ***      ***
WF TELETIME V3.0,ADP,8 PORTS                    8601561-102             ***      ***
WF TELETIME V3.0,ADP,12 PORTS                   8601561-103             ***      ***
WF TELETIME V3.0,ADP,16 PORTS                   8601561-104             ***      ***
WF TELETIME V3.0,ADP,20 PORTS                   8601561-105             ***      ***
WF TELETIME V3.0,ADP,24 PORTS                   8601561-106             ***      ***
WF TELETIME V3.0,ADP,36 PORTS                   8601561-107             ***      ***
WF TELETIME V3.0,ADP,48 PORTS                   8601561-108             ***      ***

NOTE: There is no US Retail price for Teletime because Kronos prices Teletime as a bundled offering with software and hardware. The Teletime ADP Price is for software only. DESCRIPTION: An interactive voice response system using a telephone that acts as an alternative data collection device for remote workers who do not have access to a Timekeeper terminal.

EXHIBIT C-2 NOTES:
NOTE: If ADP wants to upgrade a customer to a higher user and employee level, ADP shall pay the difference between the original price paid (for users and employee levels) and the new price for the increased number of users and employees.

NOTE: ADP and Kronos understand and agree that if in the future, Kronos utilizes 3rd party products within WFC, we will need to agree upon the license fees paid to Kronos by ADP to cover the fees associated with the 3rd party products. This will be the same process we followed for determining the TKC Sybase license fees that ADP pays to Kronos.

NOTE: Any description of any product included herein is only for informational purposes at the time of signing of the Restated Agreement, and does not imply that future releases/modules will maintain the same description provided within this Exhibit.

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS

                                   EXHIBIT F-1
             Hardware Maintenance Prices and Description of Services


The prices in the Description of Services below reflect prices in effect until July 1, 2000. The prices in price chart below shall be substituted, as and when applicable, for the prices specified in the Description of Services below. The parties agree to reasonably negotiate the applicable price increase to be effective July 1, 2002, based upon prices then in effect. If either party does not desire to have Kronos continue to perform the maintenance described herein, that party shall give the other party ninety (90) days advance written notice prior to July 1 of the applicable year. In addition, if at any time during a year, ADP believes the Maintenance provided by Kronos fails to satisfy the description herein, ADP agrees to provide Kronos with written notice of such failure(s), and give Kronos ninety (90) days to correct such failure. If Kronos fails to correct such failure(s) by the end of such ninety (90) day period, ADP may terminate the engagement of Kronos to perform maintenance services, subject to the requirements of Section 11 of the Restated Agreement.

ADP HARDWARE SERVICES PRICES


                                                     Price                     Prices                    Prices
                                                     Until                  July 1, 2000              July 1, 2001
                 Service                         June 30, 2000                   to                        to
                                                                           June 30, 2001             June 30, 2002
------------------------------------------ -------------------------- ------------------------- -------------------------
On-site Service Call                                 *****                     *****                     *****

Repair and Replacement                               *****                     *****                     *****

Peripheral Part Replacement                          *****                     *****                     *****


Installation of First Clock                          *****                     *****                     *****

Each additional clock install per                    *****                     *****                     *****
location on same trip

De-Installation of First clock                       *****                     *****                     *****

Each additional clock de-install per                 *****                     *****                     *****
location on same trip

Move of First clock                                  *****                     *****                     *****

Each additional clock move per location              *****                     *****                     *****
on same trip

Dead Run                                             *****                     *****                     *****

Depot Exchange per incident                          *****                     *****                     *****

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS

Terms

o Above service and pricing is for the 400 Clock Series. 100 Series Clocks are serviced only though the Kronos Repair Center (Depot Exchange). The pricing and services descriptions here do not apply to the Millennium terminal.
o Penalty/Bonus clause for response times variations for on-site service calls. All penalty/bonus provisions apply only to the one business day within 150 mile radius described below:
o Kronos will pay ADP *****if the average response time falls below 80% for a given quarter. If Kronos' average response time exceeds 85%, ADP will pay $4,800 to Kronos for a given quarter.
o As of July 1, 2000, the Penalty/Bonus Clause changes to:
o for response times averaging less than 60%, Kronos pays ADP ***** for that quarter o for response times averaging 60% to 69%, Kronos pays ADP *****for that quarter o for response times averaging 70% to 79%, Kronos pays ADP ***** for that quarter o for response times averaging 80% to 85%, there is no penalty/bonus paid to Kronos or ADP o for response times averaging greater than 85%, ADP pays Kronos a bonus of $5,000 for that quarter o On-Site Service Call:
o Request must be received from ADP help desk between 8:00 A.M. to 8:00 P.M. EST, Monday-Friday, Kronos holidays excluded.
o Service Technician will respond in one business day within a 150 mile radius o Beyond 150 miles, the service will be through the Kronos Repair Center (Depot Exchange). If ADP specifically requests on-site services outside the 150 mile radius, Kronos will make reasonable efforts not to exceed five (5) business days response time.
o        Clock Installation:
o Request must be received from ADP help desk between 8:00 A.M. to 8:00 P.M. EST, Monday-Friday, Kronos holidays excluded.
o        Clock De-Installation:
o Request must be received from ADP help desk between 8:00 A.M. to 8:00 P.M. EST, Monday-Friday, Kronos holidays excluded.
o        Clock Move:
o Request must be received from ADP help desk between 8:00 A.M. to 8:00 P.M. EST, Monday-Friday, Kronos holidays excluded.
o        Clock Dead Run:
o ADP will pay the associated fee if a Service Representative goes on-site in response to a service call and the ADP customer refuses the service for any reason.
o        ADP must have initiated the service request.
o        Clock Repair Center (Depot Exchange):
o Request must be received from ADP from 8:00 A.M. to 8:00 P.M. EST, Monday-Friday, Kronos holidays excluded.
o        Applies to clocks outside the 150 mile radius

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS

o ADP is required to own the field inventory for replacement clocks and spare parts but Kronos shall bear the risk of loss for such field inventory, so long as it is in Kronos' custody. Based upon ADP's installed base of approximately 16,000 clocks, Kronos recommended that ADP have 360-400 clocks for adequate field inventory. ADP agrees to notify Kronos in writing if the installed base of clocks goes up 20% or greater, so that Kronos can appropriately adjust its field inventory recommendation.
o ADP's services billings must equal or exceed ***** for any quarter. If ADP does not pay Kronos at least ***** for actual services (as described in this Exhibit F-1) in a quarter, ADP agrees to pay Kronos an amount sufficient to bring the total paid for services to ***** for that quarter. Kronos will invoice ADP for, and ADP will pay Kronos any such amounts within 30 days after the end of the applicable quarter.
o The prices herein are only offered as a complete services package and are not available as separately priced items.
o        Kronos does not provide on-site support for the RSI hand punch devices.
o The services descriptions and pricing above is applicable only in the continental United States. For Canada, only depot exchange is applicable.


DESCRIPTION OF SERVICES - NOTE: PRICES STATED HEREIN ARE APPLICABLE ONLY UNTIL JUNE 30, 2000. PRICES IN THE CHART ABOVE SHALL REPLACE THESE PRICES ON THE APPLICABLE DATES.

On-Site Per Incident Pricing:

On-site service for Kronos TK 400's is priced on a per incident basis to ADP. For every service call dispatched by ADP's help desk to a Kronos dealer or district office there will be a fee of ***** to go on-site. If it is determined at that call that a part needs to be replaced, a Field Replaceable Unit (FRU) will be exchanged for an additional *****. This ********** will include the repair, replacement, and refurbishment through the Kronos repair center. If it's determined that the FRU is not defective in the Kronos Repair Center, the *****charge to ADP for repair will be waived. If it is determined at that call that a peripheral part needs to be replaced (i.e. internal modem, I/O board, Bell Relay) a Field Replaceable Unit (FRU) will be exchanged for an additional *****. This ***** will include the replacement through the Kronos Repair Center. If it is determined that the peripheral part is not defective in the Kronos Repair Center, the ***** charge to ADP for repair will be waived. The Kronos dealer or district service representative will be expected to have the necessary parts to repair the unit when they arrive for the service call. The Kronos dealer or district service representative will give their best effort to reprogram the clock to the state it was before the malfunction. The ***** on-site cost will be waived for any additional on-site call that is a result of a service representative not having the correct part to resolve the original service call.

         On-Site Cost                                                  *****
         Repair and Replacement Cost                                   *****
         Peripheral Part Replacement Cost                              *****

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS



Clock Installation Pricing:
On-site installation for Kronos TK 400's is priced on a per installation basis to ADP. For every installation dispatched by ADP to Kronos dealer or district office there will be a fee of ***** for the first clock installed and ***** for each additional clock installed in the same location on the same trip. If an installation has remote locations they will be priced at ***** for the first clock installed and ***** for each additional clock installed in that same remote location on the same trip. If an additional install is requested in the future which would require a separate trip, that installation would be charged at ***** for the first clock installed and *****for each additional clock installed.

         Install of First Clock                                          *****
         Install of each additional clock (on the same trip)             *****

De-Installation Pricing:
On-site de-installation for TK 400's is priced on a per de-installation basis to ADP. For every de-installation dispatched by ADP to a Kronos dealer or district office there will be an on-site fee of ***** for the first clock de-installed and ***** for each additional de-install in the same location on the same trip. If a de-installation has remote locations, they will be priced at ***** for the first clock de-installed and ***** for each additional clock in that same remote location on the same trip. If an additional de-install is requested in the future which would require a separate trip, that de-installation would be charged at ***** for the first clock de-installed and ***** for each additional clock de-installed on the same trip. The clocks that are de-installed will be shipped to the Kronos repair center to be refurbished for *****

         De-installation of First Clock                                  *****
         De-installation of each additional Clock (on the same trip)     *****

Clock Move Pricing:
On-site moves for TK 400's are priced on a per move basis to ADP. For every move of a clock dispatched by ADP to a Kronos dealer or district office there will be a fee of ***** for the first clock moved and ***** for each additional clock moved in the same location on the same trip. The pricing is similar to an install due to the same time and service requirements. The Kronos dealer or district service representative will give their best effort to reprogram the clock to its originate state before it was moved. If a clock move has remote locations, they will be priced at ***** for the first clock moved and ***** for each additional clock moved in that same remote location on the same trip. If an additional clock move is requested in the future which would require a separate trip, that clock move would be charged at ***** for the first clock moved and ***** for each additional clock moved on the same trip.

         Move of First Clock                                             *****
         Move of each additional Clock (on the same trip)                *****

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS

Dead Run Pricing:
ADP will be billed ***** if a Kronos district or dealer service representative goes on-site to a service call or an implementation and the customer refuses the service for any reason. This service call or implementation must have been initiated by ADP to go on-site.

         Dead Run Cost          *****


Depot Exchange:
Kronos will ship a replacement unit to a customer via next day service, for all calls received prior to 3:30 P.M. Eastern Standard Time, Monday-Friday, Kronos holidays excluded. All calls received after 3:30 P.M. Eastern Standard Time, Monday-Friday, Kronos holidays excluded, will be shipped on the following business day. ADP's help desk is required to validate the problem in question. All Hardware shipped from the Depot Center is at the latest revision, and Kronos pays freight both ways. A prepaid UPS shipping document is included with each shipment. The ADP customer is required to return the failed clock to Kronos in the same container and packaging in which the replacement was sent. Kronos will give a 30 day timeframe for clocks to be returned from the ADP customers to the Kronos repair center. After the 30 days, ADP will be invoiced for, and agrees to pay, the full price of the clock. It will be ADP's responsibility to manage clock returns after the 30 day timeframe.

         Depot Exchange Cost    *****

  CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
         SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS


                                   EXHIBIT F-2


1) Testing. All records of inspections and tests of Hardware will be made available to ADP for review during regular business hours upon reasonable prior notice. ADP or its designee shall also have the right to witness Kronos' inspections and tests during regular business hours upon reasonable prior notice.

2)       Spare Parts.

a) For a period of ********* years after the date of the last shipment of Hardware under the Restated Agreement, Kronos shall make commercially obtainable spare parts for the Hardware available to ADP if available through Kronos' suppliers, and if Kronos makes such spare parts available to its own customers and dealers. During the term of the Restated Agreement, spare parts shall be priced in accordance with Kronos' ******** spare parts price list. Thereafter, spare parts shall be priced at Kronos' then effective price.
b) (i) Orders for spare parts placed on a "rush" basis and received by Kronos on or before 12:00 noon eastern standard time, Monday through Friday, exclusive of Kronos holidays, will be shipped to ADP on the day the order is received, so long as the spare part is in Kronos' stock at the time the order is placed. Kronos will charge ADP $50.00 for each rush order processed. (ii) Orders for in-stock spare parts not designated as "rush" ordered by ADP will be shipped on the next business day.

3.       Installation, Acceptance and Quality Control

(a) Kronos shall assemble and test all Hardware at its own expense prior to shipment to ADP or ADP Clients.
(b) If at any time ADP can document that a greater than 5% failure rate on Hardware is experienced by ADP or any ADP Client in any sequential 100 items of Hardware delivered or in Hardware delivered during any consecutive three month period, Kronos shall, at ADP's option and promptly after ADP's demand therefore:
(i) supply on-site technical support at ADP's designated locations to repair all Hardware at no charge to ADP. If Kronos provides such on-site support and it is determined that the Hardware is not defective, ADP shall pay for the related service calls at the then existing standard rate for such service; and/or
(ii)     perform a quality audit at Kronos' factory; and/or
(iii) permit ADP to return all affected Hardware and all other Hardware delivered during the period such problems were experienced to Kronos' factory for either repair or replacement at no charge to ADP, and Kronos shall pay all shipment costs both to and from Kronos' factory.

         The date ADP and Kronos mutually agree that such quality problems have been cured by Kronos shall be the date ADP executes an acceptance on a written notice from Kronos notifying ADP of such cure, which acceptance shall not be unreasonably withheld. The warranty period for all Hardware of the same model designation delivered during a period of quality problems shall be extended by an amount equal to any cure period taken by Kronos pursuant to this Section 3(b).

     (c) ADP will install or arrange for the installation of the Hardware at its final destination at its cost and expense, if any.

4.       Hardware Changes

a) Kronos, at no charge to ADP, reserves the right upon 30 days prior written notice to ADP, at any time prior to delivery of any Hardware, to make changes to the Hardware or any component modules (i) which do not affect physical or functional interchangeability or compatibility or performance at a higher level of assembly, or (ii) when required for purposes of safety, or (iii) to meet Kronos' product specifications, provided, that in the case of changes for purposes of safety or to meet Kronos' products specifications, such changes shall not affect the Hardware's physical or functional interchangeability or compatibility or performance at a higher level of assembly, and provided further, that in each of the above instances Kronos will supply ADP with engineering documentation with respect to such changes. In no event shall such engineering documentation be provided by ADP to any third party. All Hardware of the same model designation purchased by ADP hereunder shall be interchangeable and compatible or, if such Hardware is not interchangeable or compatible, Kronos agrees that it will, at its option, either (i) provide supplemental spare parts or subassemblies to ADP sufficient to maintain the new Hardware at no charge to ADP, or (ii) make all such changes to the previously delivered Hardware so as to retrofit such Hardware, at no charge to ADP.

b)       Although  Kronos shall be under no obligation to do so, ADP may request
         that  Kronos  make  changes  in  specifications,   capabilities  and/or
         configuration to the Hardware provided that:
i)       ADP requests such changes in writing not less than 90 days in advance;
         and
ii) any reasonable delay in delivery of the Hardware resulting from the implementation of such changes shall not constitute a breach hereunder; and
iii)     ADP pays the cost of any such changes.

c) Kronos agrees to advise ADP, as promptly as practicable after announcement of any safety changes to any Hardware previously purchased by ADP, and to deliver to ADP, without cost to ADP (so long as such safety changes are generally made available by Kronos to its customers on a no charge basis), all parts necessary to make such safety changes so as to maintain the Hardware at its then most current safety level. If ADP requests installation of a safety change by Kronos for which Kronos charges its customers, Kronos reserves the right to charge ADP for such services.

5.       Field Change Order

a) If any changes, other than changes for the purpose of safety which are covered in Section 4 (c), are in Kronos' reasonable opinion, required in order to make any Hardware sold hereunder operate correctly or meet the agreed upon specifications or comply with the warranties set forth in this Agreement, Kronos shall correct any such deficiency and provide ADP with adequate notice of such change in accordance with its existing dealer notification process. In the event of Kronos making such a change, at its option, Kronos may direct the ADP Clients using the Hardware to return the Hardware to Kronos, at Kronos' cost, so that Kronos may install such change.

b) In addition, it is recognized by the parties that there may be other changes which are designated to improve the efficiency of the Hardware which are optional field change orders. Within 120 days after formal issuance of any such change, Kronos shall make kits of materials and documentation available to ADP. Such materials and documentation, together with the cost of implementing any change, shall be invoiced by Kronos to ADP at the then appropriate Kronos dealer price applicable to the unit to which such change order applies.

6.       Hardware Documentation

a) Kronos shall supply a set of Operating Manuals with each unit of Hardware shipped hereunder at no charge to ADP. ADP may, at its option, purchase additional sets of the Operating Manuals at the then current standard dealer price.

b) Kronos shall provide ADP with up to six complete sets of the applicable technical service documentation (including diagnostic software) each year for the duration of this Agreement at no charge to ADP. Each additional set will be at a cost to be agreed to by Kronos and ADP. ADP may reproduce service documentation, at no charge. Kronos shall put ADP on automatic distribution of all service documentation at no cost to ADP. Kronos will also provide current information on any new or revised course materials and provide copies of new materials or aids upon request at Kronos' cost.

c) It is understood and agreed that all Hardware Documentation provided under this Section 6 (including, but not limited to Operating Manuals, technical service documentation, diagnostic software and new or revised course materials) shall constitute the Confidential Information under the Restated Agreement.

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS


                                    EXHIBIT G

             Procedure for Return/Refurbishment of Certain Hardware


1. This Procedure only applies to the 400 series and 140's, and 144 Hardware. The Procedure does not apply to the 150 series Hardware, the Millennium terminal, or any other Hardware. In connection with the release of the Millennium series Hardware, Kronos will negotiate in good faith with ADP to develop a procedure for the refurbishment of such Hardware, or shall develop with ADP an alternative method enabling ADP to refurbish such Hardware.
2. This Procedure applies when ADP or an ADP Customer returns a Hardware terminal to Kronos requesting refurbishment for any reason, except that this Procedure does not apply when Hardware Maintenance is required under Exhibit F-1.
3. Upon the return of a terminal to which this Procedure applies, Kronos agrees to refurbish that terminal and place it into an inventory for ADP. New Hardware orders from ADP will be filled through this inventory and will be at the prices specified in Exhibit B of the Restated Agreement.
4. ADP will pay Kronos a refurbishing fee of *****for each 400 series terminal and *****for each 140 series terminal. In addition, Kronos will issue a credit to ADP of an amount equal to the then current selling price of the applicable terminal.
5. Kronos will not refurbish, or grant ADP any credit for, any terminal on which the main board has been damaged.
6. Kronos reserves the right to modify or discontinue this Procedure at any time, upon six (6) months advance written notice to ADP.
7. When Kronos discontinues the sale of the 400 series Hardware, ADP shall purchase within six (6) months all terminals which have been placed into the inventory for ADP under Section 3 above, and Kronos reserves the right to discontinue this Procedure for such discontinued Hardware.

                                     ANNEX I


                              ADP SOFTWARE LICENSE

CAREFULLY READ ALL OF THE TERMS AND CONDITIONS OF THIS LICENSE BEFORE BREAKING THE SEAL OF THE MEDIA. OPENING THE MEDIA CONSTITUTES ACCEPTANCE OF ALL OF THE TERMS AND CONDITIONS OF THIS LICENSE. If you do not agree to these terms and conditions, you may return the media and the other components of this product to the place from which you acquired it and obtain a refund. No refund will be given if the seal has been broken on the media.

The Software is the licensed and/or owned property of, and embodies the proprietary trade secret technology of ADP and/or its licensor. Unauthorized use and copying of such Software is prohibited by law, including United States and foreign copyright law. The price you pay to ADP for a copy of the program constitutes a license fee that entitles you to use the program as set forth below and if you discontinue paying ADP, the license is terminated and the provisions of F. below shall apply.

License Terms. ADP grants to Customer a non-exclusive, nontransferable License to use the Software included in this package (the "Software"). This License may be terminated by ADP by written notice to Customer upon any material breach by Customer. This License is subject to all of the terms of this Agreement, including those set forth below:

A. Customer recognizes and agrees that the license to use the Software is limited, based upon the amount of the license fee paid by Customer.
     Limitations may include the number of employees, simultaneous or active users, product modules, features, computer model and serial number and/or the number of terminals to which the Software is permitted to be connected. Customer agrees to: 1) use the Software only for the number of employees, simultaneous or active users, computer model and serial number and/or terminals permitted by the applicable license fee; 2) use only the product modules and/or features permitted by the applicable license fee; and 3) use the Software only in support of Customer's own business. Customer agrees not to increase the number of employees, simultaneous or active users, terminals, product modules, or features, or to upgrade the model, as applicable, unless and until Customer pays the applicable fee for such increase or upgrade. Customer may not relicense or sublicense the Software to, or otherwise permit use of the Software (including timesharing or networking use) by any third party. Customer may not provide service bureau or other data processing services that make use of the Software without the express prior written consent of ADP. Customer may use any embedded database or remote support software only in conjunction with ADP products and services.

B. Customer may use the computer programs included in the Software (the "Programs") in object code form only, and shall not reverse compile, disassemble or otherwise convert the Programs into uncompiled or unassembled code.

C. Customer may copy the Programs only as reasonably necessary to load and execute the Programs and for backup purposes. All copies of the Programs or any part thereof, whether in printed or machine readable form and whether on storage media or otherwise, are the licensed and/or owned property of ADP and are subject to all the terms of this License, and all copies of the Programs or any part of the Programs shall include the copyright and proprietary rights notices contained in the Programs as delivered to the Customer.

D. Customer may not sell, assign, convey, or otherwise transfer the Software to any third party without the prior written consent of ADP.

E. In the event that ADP supplies updates, corrections, modifications, new versions or new releases of the Software, (collectively referred to as "Updates"), such Updates shall be part of the Software and the provisions of this License shall apply to such Updates and to the Software as modified thereby. If an Update is provided, Customer may utilize either the Update or prior version of the Software, but never both at the same time.

F. Customer may terminate this License at any time by returning to ADP the original copy of the Software and destroying all other copies of the Software. Upon termination of this License by ADP, Customer will also return the original Software to ADP and destroy all other copies of the Software.

G. Customer shall be solely responsible for compliance with any laws, rules and regulations governing the export of the Software outside the U.S.. Customer shall not export or re-export the Software, directly or indirectly, without first obtaining the written approval or required license from the U.S. Department of Commerce or any other agency of the U.S. Government having jurisdiction over such transaction. The assurances in this Section shall survive termination of this License.


Limited Warranty. ADP warrants to Customer that the media on which the Programs are recorded shall be free from defects in materials or manufacture under normal use for a period of 90 days from the date of shipment of the media. Programs found to have a defect in the media will be replaced at no charge to Customer if returned to ADP within such 90 day period. If the defect results from accident, abuse or mishandling or Customer's failure to provide a suitable installation environment, ADP will have no responsibility to replace the media.

EXCEPT AS PROVIDED ABOVE, THE SOFTWARE, INCLUDING DOCUMENTATION, IS PROVIDED "AS IS" AND NO WARRANTY OF ANY KIND, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, IS MADE BY OR AUTHORIZED TO BE MADE ON BEHALF OF ADP. CUSTOMER ASSUMES THE ENTIRE RISK OF THE RESULTS OF PERFORMANCE OF THE SOFTWARE OR OF THE FAILURE OF THE SOFTWARE TO PERFORM.

Limitation of Liability. ADP's entire liability to Customer and Customer's exclusive remedy shall be replacement of defective media as provided above, or if ADP is unable to deliver a replacement that is free of media defects, Customer may terminate this Agreement and receive a refund of the License fee.

IN NO EVENT WILL ADP BE LIABLE FOR ANY DAMAGES, INCLUDING LOST PROFITS OR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, ARISING OUT OF THIS LICENSE OR THE USE OR INABILITY TO USE THE SOFTWARE, WHETHER CLAIMED UNDER THIS LICENSE OR OTHERWISE.

Nondisclosure. The Programs, terms, pricing and all information identified as confidential under this Agreement are considered confidential information ("Confidential Information"). Confidential Information shall not include information that: a) becomes part of the public domain without breach of this Agreement by Customer; b) has been published or is generally known to the public at the time of its disclosure to Customer; c) was at the time of receipt otherwise lawfully known to Customer; or d) is disclosed with the written approval of ADP. Customer agrees not to make Confidential Information available in any form to any third party and not to use Confidential Information for any purpose other than the implementation of this Agreement. Customer agrees to take all reasonable steps to ensure that Confidential Information is not disclosed in violation of the terms of this Agreement.

U. S. Government Restricted Rights. The Software and written materials accompanying the Software are provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the Government is subject to restrictions set forth in subparagraph (c) (1) (ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 or subparagraphs (c)(1) and (2) of the Commercial Computer Software Restricted Rights 48 CFR 52.227-19, as applicable. Contractor is ADP, Inc., 1 ADP Boulevard, Roseland, NJ 07643. Manufacturer is Kronos Incorporated, 297 Billerica Road, Chelmsford, Massachusetts 01824. Kronos reserves all rights under the copyright laws of the United States.

General. No action, regardless of form, may be brought by either party more than one (1) year after the cause of action has arisen, except that an action for non-payment may be brought by ADP within two (2) years after the last payment by Customer.

This License Agreement shall be governed by the laws of the State of New Jersey.

                                   Annex III


Automatic Data Processing, Inc.                                   TO BE
                                                                  PREPARED AND
One ADP Boulevard                                                 SIGNED IN
                                                                  DUPLICATE
Roseland, New Jersey  07868



         For good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, I agree with you that:

         1. (a) During and at any time after my employment with Automatic Data Processing, Inc. and/or any of its divisions, subsidiaries and affiliates (collectively "ADP"), I shall not use, or disclose to any person, corporation, partnership or other entity whatsoever any confidential information, trade secrets, and proprietary information of ADP, its vendors, licensors, marketing partners, or any of its clients (including, but not limited to, (i) ADP's business methods, procedures, pricing and marketing structure and strategy which are not publicly available and which I did not learn from a public source, (ii) ADP's source and object codes, computer screens, programs and forms, experimental or research work, methods, processes, formulas or drawings, and
(iii) the names, addresses and business activities of ADP's current, former and prospective clients, and/or ADP's and ADP's current, former and prospective clients' employees) learned by me at any time during my employment with ADP.

(b) Upon ceasing to be an ADP employee, I shall immediately return all documents and notes (including all copies thereof) of any and all information and materials belonging or relating to ADP (whether or not such materials were prepared by ADP, me or another person) and which are in my possession or over which I exercise any control.

(c) I agree that my violation of any provision of Paragraph 1(a) above will cause irreparable injury to ADP. Accordingly, ADP shall be entitled, in addition to any other rights and remedies it may have at law or in equity, to an injunction enjoining and restraining me from violating, or continuing to violate, any such provision.

         2. I understand and agree that ADP shall have exclusive rights to anything relating to ADP's actual or prospective business which I conceive or work on while employed by ADP. Accordingly:

(a) I shall promptly and fully disclose all such items to ADP and will not disclose such items to any other person or entity (other than employees of ADP authorized to review such information), without ADP's prior consent;

(b) I shall maintain on ADP's behalf and surrender to ADP upon ceasing to be an ADP employee all written records regarding all such items;

(c) I shall, but without personal expense, fully cooperate with ADP and execute all papers and perform all acts requested by ADP to establish, confirm or protect its exclusive rights in such items or to enable it to transfer legal title to such items, together with any patents, copyrights, trademarks, service marks and/or trade names that may be applied for and/or issued;

(d) I shall, but without personal expense, provide such information and true testimony as ADP may request regarding such items including, without limitation, items which I neither conceived nor worked on but regarding which I have knowledge because of my employment by ADP; and

(e) I hereby assign to ADP, its successors and assigns, exclusive right, title and interest in and to all such items including, without limitation, any patents, copyrights, trademarks, service marks and/or trade names which have been, or may be, issued.

         3. I understand and agree that I am employed on an at-will basis. As an at-will employee, I understand and agree that either ADP or I can terminate our employment relationship at any time for any reason, with or without advance notice and with or without cause. I understand and agree that, although over the course of my employment, other terms and conditions of my employment may change, the at-will term of my employment will not change. I understand that no one other than the Chief Executive Officer of ADP may enter into any agreement with me contrary to the foregoing and that any such contrary agreement must be in writing and signed by the Chief Executive Officer.

         4. All notices shall be sent to the parties by certified or registered mail at the addresses set forth herein, Attention, in the case of ADP, Vice President, Human Resources, or to any changed address which may be given in writing hereafter. All notices to ADP shall also include a copy to ADP at One ADP Boulevard, Roseland, New Jersey 07068, Attention: General Counsel.

         5. If any provision of this Agreement is held to be invalid or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance it shall nevertheless remain applicable to all other persons and circumstances.
                                                              Very truly yours,


                                                  ------------------------------
                                                      (Signature of Employee)
ACCEPTED AND AGREED:                       Date:  ______________________________
AUTOMATIC DATA PROCESSING, INC.                         (print or type)
                                          Name of
                                          Employee:  ___________________________
                                                       (print or type)
By:     /s/ Fred S. Lafer                 Address of
 Fred S. Lafer, Senior Vice President     Employee:  ___________________________
                                                      (print or type)

9711 (6-92) Printed in U.S.A.          (C) 1992 Automatic Data Processing, Inc.

                           Annex IV
                                                             TO BE PREPARED AND
                                                             SIGNED IN DUPLICATE

                         PROFESSIONAL SERVICES AGREEMENT
         Gentlemen:

         This will confirm our agreements with respect to you ("Consultant") furnishing us ("ADP") with the services of qualified personnel ("Personnel"), subject to the terms and conditions set forth below. ADP and Consultant agrees as follows:
1.       SERVICES.
(a)               In accordance with the terms and conditions of this Agreement,
                  Exhibit A hereto and such supplements to this Agreement as may from  time to  time be  signed  by ADP  and  Consultant  (such
                  Exhibit  A  and  supplements  being  hereinafter  collectively referred to as the  "Supplements").  Consultant  shall furnish
                  ADP with  qualified  Personnel who shall provide ADP with such consulting  services,  systems  analysis  and design  services and/or  programming  services  as may be  agreed to by ADP and
                  Consultant, (the "Services").
(b)               Each Supplement  shall specify (i) the Services to be provided to ADP,  (ii) the names of the Personnel who will provide such
                  Services, (iii) the period of time during which such Personnel will perform such  Services,  and (iv) the payments to be made by ADP for such Services.
2.       OWNERSHIP RIGHTS.
(a) (i) Consultant and the Personnel agree to assign, and hereby assign, to ADP the entire right, title and interest for the entire world in and to all data, programs, specifications, documentation and other information including, without limitation, any and all patent, copyright, trade secret or other proprietary rights relating thereto (the "Proprietary Information"), made, prepared or created by Consultant and/or the Personnel in connection with the performance of the Services under the applicable Schedule. The Proprietary Information will become ADP's sole and absolute property, and neither Consultant nor the Personnel shall have any rights thereto. (ii) Consultant and the Personnel agree to sign, execute and acknowledge or cause to be signed, executed and acknowledged, without cost to Consultant and the Personnel but at the expense of ADP, any and all documents and to perform such acts as may be necessary, useful or convenient for the purpose of securing to ADP patent, copyright, trade secret or other proprietary protection throughout the world relating to the Proprietary Information.
(b)               Title to all "ADP  Information"  (as defined in Paragraph 7(a)
                  below),  which  includes the  Proprietary  Information,  shall remain with ADP.  Consultant and the Personnel  shall not have any rights to the ADP Information, except the right to use the
                  ADP Information in accordance with the terms and conditions of this  Agreement.  Consultant and the Personnel  shall hold the
                  ADP  Information in confidence in accordance  with Paragraph 7 below  and  shall  promptly  return  any  and  all of the  ADP
                  Information to ADP at ADP's request
3.       WARRANTY:  INDEMNIFICATION.
(a)               Consultant represents and warrants that the performance of the
                  Services by Consultant  and the Personnel will not violate any proprietary  rights of any  third  party  (including,  without
                  limitation,   any  third  party  confidential   relationships,
                  patents,   copyrights,  trade  secrets  or  other  proprietary
                  rights).
(b)               Consultant  agrees to indemnify and save ADP harmless from any loss, claim,  damage, costs or expense of any kind (including, without limitation, reasonable attorneys' fees) to which Buyer may be  subjected by virtue of a breach by  Consultant  or the
                  Personnel of the warranty set forth in Paragraph 3(a) above.
4.       PERSONNEL.
(a) (i) The Personnel shall perform their assignments under the direction of, and at the site specified by, ADP's Project Manager in charge of the applicable project. Unless otherwise set forth in the applicable Supplement, the Personnel shall devote their full knowledge, skill and time to performing the applicable Services. (ii) While the Personnel are on ADP's premises, they shall comply with all of ADP's rules, regulations and policies concerning such matters as working hours (which will be established by ADP's Project Manager), holidays and ADP security measures. Prior to commencing any assignment, the Personnel may be issued ADP identification cards which shall be returned to ADP's Project Manager on the day on which the applicable assignment terminates. (iii) Consultant shall inform ADP in writing, at the time each Supplement is signed, as to how much vacation time the Personnel listed on such Supplement are entitled to take during the period of service designated in such Supplement and when such vacation will be taken.
(b)               Upon ADP's request,  Consultant  and the applicable  Personnel shall furnish ADP's Project Manager  periodic  written reports relating to their performance of the applicable Service, which reports shall be at such  intervals and in such form and shall cover such matters as ADP's Project Manager may determine.
(c)               ADP may, in its sole and absolute  discretion,  terminate  the
                  services   of  any  or  all   Personnel   for   unsatisfactory
                  performance  at any time,  in which  event  ADP shall  have no further  obligations  hereunder  after  any  such  termination except to pay  Consultant  for the services  performed by such terminated Personnel prior to their termination.
(d) (i) Consultant shall use all reasonable means to insure the continued employment by Consultant of the Personnel then performing Services for ADP. If (x) the employment of any Personnel performing Services for ADP is terminated by Consultant for any reason whatsoever, or (y) ADP shall terminate the services of any Personnel pursuant to Paragraph 4(c) above, Consultant shall, upon ADP's request promptly after the occurrence of any of the foregoing events, furnish ADP with personnel of experience at least equal to that of the Personnel affected by the occurrence of such event (the "Replacement Personnel"). Consultant shall not withdraw any Personnel from any assignment with ADP on which such Personnel are then working, without ADP's prior written consent. (ii) ADP shall not be obligated to make any payment on account of the Services of any Replacement Personnel for the number of hours required to train the applicable Replacement Personnel so that such Replacement Personnel is able to perform the assigned work in a manner equal to the replaced Personnel at the particular stage the assigned work had reached when the personnel change occurred.
(e)               The  Personnel are and shall be,  notwithstanding  anything to the contrary  contained  herein,  Consultant's  employees  and shall not, for any purpose,  be  considered  ADP's  employees.
                  Consultant shall be solely  responsible for the payment of the salaries of such  Personnel and all matters  relating  thereto
                  (including  the  withholding  and/or  payment of all  federal, state and local  income and other  payroll  taxes),  workmen's
                  compensation,   disability   benefits,   medical   and   other
                  insurance-related  benefits  and  all  such  additional  legal requirements applicable to employees of Consultant.
5.       PAYMENT.
(a)               ADP shall pay  Consultant,  upon being  properly  invoiced for work actually  performed under the applicable  Schedules,  for the Services at rates specified in the applicable  Supplement.
                  Each  invoice   submitted  by   Consultant  to  ADP  shall  be
                  accompanied  by  appropriate  supporting   documentation.   No
                  payment shall be made in advance.
(b)               ADP shall  reimburse  Consultant for all  reasonable  expenses incurred by the  Personnel  in  connection  with the  Services performed by such Personnel  under the applicable  Supplement, provided  that:  (i)  Consultant  shall obtain  ADP's  written approval  (unless ADP waives such approval) prior to incurring such  expenses;  (ii)  Consultant  provides ADP with  itemized invoices with respect to such expenses;  and (iii)  Consultant furnishes ADP with receipted bills evidencing such expenses.
6.       TERM AND TERMINATION.
(a)               The  term of this  Agreement  shall  commence  as of the  date hereof  and  shall  remain  in full  force  and  effect  until terminated  by either ADP or  Consultant  as set forth  below.
                  Either ADP or Consultant  may terminate  this Agreement at any time by  giving  the  other  written  notice  of  termination, whereupon this Agreement shall terminate on the effective date specified in such notice  (which date shall,  in the case of a notice  given by ADP, be the date set forth in such notice and shall,  in the  case of  notice  given by  Consultant,  be not earlier  than the  date on which  all  assignments  under  the applicable  Schedules  shall, in ADP's sole  discretion,  have been fully completed).
(b)               After  the  termination  of this  Agreement,  neither  ADP nor
                  Consultant  shall  have  any  further  obligations  hereunder, except for (i) their respective  obligations under Paragraph 9 below and (ii) Consultant's obligations under Paragraphs 2, 3,
                  7, 10, 11, and 12 hereof. In addition,  ADP shall be obligated to pay  Consultant  of the  Services  performed  and  expenses incurred by Consultant in  accordance  with the  provisions of
                  Paragraph 5 above prior to the date this Agreement terminates, provided that such Services have been performed.
7.       CONFIDENTIALITY.
(a) Consultant and its officers, employees (including the Personnel) and agents will treat as confidential (collectively the "ADP Information"):
(i) all information and data, of whatsoever nature, relating to ADP (including but not limited to ADP's operations, policies, procedures, techniques, accounts, personnel and customers) or used by ADP in carrying on its business;
(ii) information and data which is proprietary to a third party and which ADP is obligated to treat as confidential obtained by Consultant or its officers, employees (including the Personnel) or agents, or disclosed by ADP, in connection with the performance by Consultant of its obligations under this Agreement;
(iii) the terms of this Agreement and any and all Schedules hereto; and
(iv) the Proprietary Information
(b)               Consultant  shall not disclose any of the ADP  Information  to any third person or to any of Consultant's officers, employees
                  (including the Personnel) and agents except to the extent they have a need to know in  connection  with  the  performance  of
                  Consultant's obligations under this Agreement.
8.       LIMITATION OF LIABILITY.
         IN NO EVENT WILL CONSULTANT BE RESPONSIBLE FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHICH ADP MAY INCUR OR EXPERIENCE ON ACCOUNT OF ENTERING INTO OR RELYING ON THIS AGREEMENT, EVEN IF CONSULTANT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.
9.       NON-HIRE.
(a)   During the term of this Agreement and for a period of one year thereafter:
                  (i)  ADP  shall  not,  without   Consultant's   prior  written
                  approval,  solicit for employment,  nor employ,  (either as an employee, contractor,  independent agent, or representative of another vendor) any of Consultant's  employees  (including the
                  Personnel)   involved  in  the   performance  of  Consultant's
                  obligations  under this Agreement;  and (ii) Consultant  shall
                  not,  without  ADP's  prior  written  approval,   solicit  for
                  employment,  nor employ, directly or indirectly,  any of ADP's employees connected with the subject matter of this Agreement.
(b)               The restrictions  contained in Paragraph 9(a) above shall also be applicable to former  employees of Consultant and ADP for a period of one year after the date such former employees ceased to be employed by ADP or Consultant, as the case may be.
10.      INSURANCE AND INDEMNIFICATION.
(a)               Consultant  shall  secure  and  maintain  adequate   Workman's
                  Compensation Insurance to cover all of the Personnel providing services to ADP.  Consultant shall maintain  comprehensive and vehicular  liability  insurance for claims for damages because of bodily injury  (including death) and property damage caused by or arising out of, acts or failures to act by  Consultant's employees (including the Personnel) or agents, in such amounts as ADP shall from time to time reasonably require.  Consultant shall,  at  Consultant's  expense,  carry  all  necessary  and appropriate personal accident insurance to cover the Personnel if and when  they are  required  by ADP to  travel in order to perform the Services contemplated by the applicable Schedule.
(b)               At  ADP's   request,   Consultant   shall   furnish  ADP  with
                  certificates   of  insurance   from   Consultant's   insurance
                  carrier(s)  relating to coverages set forth in Paragraph 10(a)
                  above,   which  certificates  shall  provide  that  the  above
                  insurance  shall not be cancelled  without ADP having received
                  at  least  30  days'   prior   written   notice  of  any  such
                  cancellation.
11.      COMPLIANCE WITH LAWS AND REGULATIONS, PERMITS AND LICENSES.
         Consultant shall comply with all applicable laws, codes, ordinances, rules and regulations of the federal, state and local Governments, and of any and all political subdivisions and regulatory authorities thereof. All necessary permits and licenses required in connection with the Services shall be obtained for ADP by Consultant, at Consultant's expenses.
12.      RIGHT TO AUDIT.
         During and after the term hereof, ADP or its accountants shall have the right at periodic intervals and during reasonable business hours on Consultant's premises to examine and make copies of all books and records of Consultant insofar as they relate to this Agreement.
13.      NO GRATUITIES.
         Consultant represents, warrants and covenants that it has not provided or otherwise made available, and will not provide or otherwise make available, either directly or indirectly, to any officer, director or employee of ADP, its divisions and subsidiaries, any monies, gifts or other benefits of any kind or nature.
14.      USE OF NAME.
         Consultant shall not use ADP's name, nor any adaptation or variation thereof, in any manner whatsoever (including but not limited to, advertising, promotion or sales literature), without ADP's prior written consent in each instance.
15.      RELATIONSHIP OF THE PARTIES.
         The parties acknowledge that they are independent contractors. Neither ADP nor Consultant shall in any way represent itself as a partner, joint-venturer, agent, employee or general representative of the other.
16.      NOTICES.
         All notices, requests, consents, demands and other communications provided for by this Agreement shall be in writing and shall (unless otherwise specifically provided herein) be deemed given when mailed at any general branch United States Post office enclosed in a registered or certified postpaid envelope, addressed to the parties at the addresses set forth below or to such changed address as each party may designate by notice to the other:
         If to ADP:                                  If to Consultant:
         --------------------------                  ---------------------------
         --------------------------                  ---------------------------
         Attention:  ______________      Attention:  ___________________________
         provided, however, that any notice of change of address shall be effective only upon receipt.
17.      MISCELLANEOUS
(a)               This  Agreement  and the  Supplements  hereto  sets  forth the entire agreement and understanding  between ADP and Consultant as to the subject  matter  hereof and merge with and supersede all prior discussions,  agreements,  and understandings of any kind and every nature between them.
(b)               This Agreement shall not be assigned by Consultant without the prior written  consent of ADP. This Agreement shall be binding upon and shall inure to the benefit of the parties  hereto and their successors and permitted assigns.
(c) This Agreement shall not be changed, modified or amended except by a writing signed by the party to be charged.
(d) If any provision of this Agreement (or any portion thereof) is determined to be invalid or unenforceable the remaining provisions of this Agreement shall not be affected thereby and shall  be  binding  upon  ADP  and  Consultant  and  shall  be enforceable as though said invalid or unenforceable  provision
                  (or portion thereof) were not contained in this Agreement.
(e)               The failure by either ADP or  Consultant to insist upon strict performance  of  any  of  the  provisions  contained  in  this
                  Agreement shall in no way constitute a waiver of its rights as set forth in this Agreement,  at law or in equity, or a waiver of any other  provisions  or  subsequent  default by the other party in the  performance of or compliance  with any the terms and conditions set forth in this Agreement.
(f)               This  Agreement  shall be governed in all respects by the laws
                  of  the  State  of  New  Jersey,   without  giving  effect  to
                  principles of conflicts of law.
(g)               The  headings  of  this  Agreement  are  intended  solely  for convenience of reference and shall be given no effect in the interpretation or construction of this Agreement.

              If the foregoing correctly sets forth our understanding, please sign the enclosed copy of this Agreement and return it to ADP, whereupon (after ADP has signed this Agreement) it will become a binding agreement between us enforceable in accordance with its terms.
                                          Very truly yours,
                                          AUTOMATIC DATA PROCESSING, INC.

                                        By:  ___________________________________
                                               (Signature - Authorized Officer)

                                        Name and
                                        Title:  ________________________________
                                                       (type or print)

              AGREED TO AND ACCEPTED:

              Name of Consultant:  __________________________________

              By:  ________________________________________________
                        (Signature - Authorized Representative)
              Name and
              Title:  ______________________________________________
                                    (type or print)
4073 (5-86)                              (C)1986 Automatic Data Processing, Inc.